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Exhibit 10(a)

SECOND AMENDMENT TO CREDIT AGREEMENT
AND REAFFIRMATION OF SUBSIDIARY GUARANTY

        This SECOND AMENDMENT TO CREDIT AGREEMENT AND REAFFIRMATION OF SUBSIDIARY GUARANTY, dated as of June 30, 2004, (the "Second Amendment"), entered into by and among QUIXOTE CORPORATION, a Delaware corporation (the "Borrower"), each of the LENDER INSTITUTIONS named as Lender on the signature pages hereof, (individually each a "Lender" and collectively the "Lenders"), those SIGNIFICANT DOMESTIC INCORPORATED SUBSIDIARIES, as Subsidiary Guarantors named on the signature pages hereof (each being referred to herein as a "Guarantor" and collectively referred to herein as the "Guarantors"), and THE NORTHERN TRUST COMPANY, as Administrative Agent for itself and the other Lenders, (in such capacity, together with its successors in such capacity, the "Agent") whose address is 50 South LaSalle Street, Chicago, Illinois 60605.

R E C I T A L S:

        A.    The Borrower and the Lenders entered into that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 (the "Credit Agreement"), pursuant to which Credit Agreement the Lenders have made, (i) Revolving Loans to the Borrower evidenced by certain Revolving Notes, dated as of May 16, 2003, in the maximum aggregate principal amount of Fifty Million Dollars and 00/100 ($50,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the "Revolving Notes") and (ii) Term Loans to the Borrower evidenced by certain Term Notes, dated as of May 16, 2003, in the aggregate principal amount of Twenty Million Dollars and 00/100 ($20,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the "Term Notes").

        B.    In connection with the Credit Agreement, the Guarantors executed and delivered to the Agent, as a condition to the Credit Agreement, that certain Subsidiary Guaranty, dated as of May 16, 2003, as reaffirmed by the First Amendment, in favor of the Administrative Agent for the ratable benefit of the Lenders (the "Subsidiary Guaranty").

        C.    Borrower is the owner of that certain $5,500,000 Variable/Fixed Rate Industrial Revenue Bond (Energy Absorption Systems Project) Series 1995 (the "Bond") issued by the Industrial Development Board of the City of Pell City ("Board") for the purposes of financing a portion of the costs of acquiring, constructing and equipping an expansion and certain improvements to an existing manufacturing facility (the equipment, personal property and land or which the facility is located in Alabama, herein called the "Project").

        D.    Energy Absorptions (AL) LLC ("Energy Absorption LLC"), a Guarantor and Subsidiary of Borrower is a party to and lessee under that certain Supplemental Lease Agreement, dated March 1, 1995 with the Board, pursuant to that Assignment and Assumption of Lease Agreement, dated December 31, 2002 between Energy Absorption Systems, Inc. and Energy Absorption LLC.

        E.    The Borrower has informed the Agent and Lenders that as of June 30, 2004, Borrower may not be in compliance with certain financial covenants, including, without limitation, the "Maximum Leverage," "Minimum EBITDA" and "Fixed Charge" covenants under Sections 7.4(A), 7.4(C) and 7.4(D) respectively of the Credit Agreement.

        F.     At the present time, the Agent, on behalf of the Lenders, has requested, and Borrower and each Guarantor have agreed to (i) the modification of the financial covenants in the Credit Agreement, (ii) the grant to Agent by Borrower and the Guarantors of a security interest and lien in the Collateral, as defined herein, to secure the Obligations by Borrower under the Credit Agreement and each Guarantor's obligations under its Subsidiary Guaranty, (iii) the grant by Energy Absorption LLC to Agent of a Leasehold Mortgage against its leasehold interest in the Alabama Property, as defined herein, (iv) the grant by Borrower to the Agent of Borrower's right, title and interest in the Bond and in its subrogation rights under the Guaranty, dated as of March 1, 1995 issued by Borrower in favor of AmSouth Bank of Alabama "AmSouth") as trustee under the Mortgage and Trust Indenture, dated as of March 1, 1995 between the Board and AmSouth, pursuant to the terms and conditions hereinafter set forth.

        NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Guarantors, and the Lenders hereby agree as follows:

A G R E E M E N T S:

        1.    RECITALS.    The foregoing Recitals are hereby made a part of this Second Amendment.

        2.    DEFINITIONS.    Capitalized words and phrases used herein without definition shall have the respective meanings ascribed to such words and phrases in the Credit Agreement.

        3.    AMENDMENTS TO THE CREDIT AGREEMENT.

        3.1    Section 1.1 of the Credit Agreement.    Section 1.1 of the Credit Agreement is hereby amended (i) by inserting new definitions of "Alabama Property," "Board," "Bond," "Bond Guaranty," "Bond Trustee," "Collateral," "Collateral Assignment," "Energy Absorption LLC," "Indenture," "Lease," "Leasehold Mortgage," "Leverage/Fixed Charge Requirement," "Pledge Agreement," "Security Agreement," and "UCC" and (ii) by amending and restating the definition of "Aggregate Revolving Loan Commitment" to read as follows:

          "Alabama Property" shall mean that property as described in the title report delivered pursuant to Section 6.6 of the Second Amendment to the Credit Agreement.

          "Board" shall mean The Industrial Development Board of the City of Pell City, the issuer of the Bond.

          "Bond" shall mean the $5,500,000 Variable/Fixed Rate Industrial Revenue Bond (Energy Absorption Systems Project) Series 1995 issued by the Board.

          "Bond Guaranty" shall mean that Guaranty, dated March 1, 1995 issued by Borrower in favor of the Bond Trustee to guaranty the payment of principal and interest on the Bond.

          "Bond Trustee" shall mean AmSouth Bank of Alabama.

          "Collateral" shall mean (i) the Collateral, as defined in the Security Agreement, (ii) the Bond pledged under the Pledge Agreement (iii) the Mortgaged Property in which Energy Absorption LLC granted a mortgage, security interest and lien under the Leasehold Mortgage; (iv) the subrogation rights of Borrower under the Bond Guaranty as collaterally assigned to Agent pursuant to the Collateral Assignment.

          "Collateral Assignment" shall mean the Collateral Assignment, in the form of Exhibit D attached hereto.

          "Energy Absorption LLC" shall mean Energy Absorption Systems (AL) LLC, a Delaware limited liability company.

          "Indenture" shall mean the Mortgage and Trust Indenture, dated as of March 1, 1995, between the Board and Bond Trustee relating to the issuance of the Bond.

          "Lease" shall mean the Supplemental Lease Agreement, dated as of March 1, 1995 between the Board and Energy Absorption Systems, Inc. ("EAS"), as assigned to and assumed by Energy Absorption LLC pursuant to the Assignment and Assumption of Lease Agreement, dated as of December 31, 2002 between Energy Absorption LLC and EAS.

          "Leasehold Mortgage" shall mean the Leasehold Mortgage in the form of Exhibit B attached hereto.

          "Leverage/Fixed Charge Requirement" shall mean the Borrower's maintenance, at any time, of each of (i) a Leverage Ratio of less than 2.75:1.00 on a trailing twelve month basis for a minimum of two (2) consecutive fiscal quarters, and (ii) a Fixed Charge Coverage Ratio of greater than 1.10:1.00 on a trailing twelve month basis.

          "Pledge Agreement" shall mean the Pledge Agreement, in the form of Exhibit C attached hereto.

          "Security Agreement" shall mean the Security Agreement substantially in the form of Exhibit A attached hereto.

          "UCC" shall mean the Uniform Commercial Code in effect in Illinois from time to time.

          "Aggregate Revolving Loan Commitment" shall mean the aggregate of the Revolving Loan Commitments of all the Lenders, as may be increased or reduced from time to time pursuant to the terms hereof. The Aggregate Revolving Loan Commitment is Forty-Five Million Dollars and 00/100 ($45,000,000.00) provided such Aggregate Revolving Loan Commitment shall increase to Fifty Million Dollars and 00/100 ($50,000,000.00), upon Borrower's delivery to, and acceptance by Agent, of notice in which Borrower certifies to the Agent that Borrower has satisfied and is in compliance with the Leverage/Fixed Charge Requirement."

        3.2    Section 1 of the Credit Agreement.    Section 1 of the Credit Agreement is hereby amended to insert a new Section 1.3 to read as follows:

          "1.3    Other Terms Defined in UCC.    All other capitalized words and phrases used herein and not otherwise specifically defined shall have the respective meanings assigned to such terms in the UCC, as amended from time to time, to the extent the same are used or defined therein."

        3.3    Section 2 of the Credit Agreement.    Section 2 is hereby amended by inserting a new Section 2.22 entitled "Security for Obligations" in the Credit Agreement to read as follows:

          "Security of Obligations. As security for the payment of the Obligations, and each Guarantor's Obligation under its Subsidiary Guaranty, the Borrower and each Guarantor, pursuant to the terms of the Security Agreement, Pledge Agreement, Collateral Assignment and Leasehold Mortgage, as applicable, do hereby pledge, assign, transfer and deliver to the Agent for benefit of Lenders and does hereby grant to the Agent for benefit of Lenders a continuing and unconditional security interest in and to the Collateral as defined herein. The Agent and Borrower hereby agree that Agent shall release its security interest and lien in the Collateral upon Borrower's delivery to, and acceptance by Agent, of notice in which Borrower certifies to the Agent that Borrower has satisfied and is in compliance with the Leverage/Fixed Charge Requirement."

        3.4    Section 2.14 of the Credit Agreement.    (a) Section 2.14(D) of the Credit Agreement is hereby amended by: (i) amending Section 2.14(D)(ii) by deleting "2.5 to 1.0 and Level III Pricing" and substituting in lieu thereof "Greater than or equal to 4.00 and Level VI Pricing," (ii) by amending and restating Section 2.14(D) (iii) to read as follows:

          "(iii) Notwithstanding anything herein to the contrary, from the Closing Date through the fifth (5th) Business Day following the day financial statements are delivered pursuant to Section 7.1(A) for the fiscal year ending June 30, 2004, the Applicable Eurodollar Margin, the Applicable ABR Margin, the Applicable L/C Percentage and the Applicable Commitment Fee Percentage shall be determined based upon a Leverage Ratio equal to Level II."

        and (iii) by deleting the table set forth in Section 2.14(D)(ii) and substituting the following table in lieu thereof:

Leverage Ratio	Eurodollar Margin [and L/C Fee Percentage]	ABR Margin	Commitment Fee Percentage
Level VI-Greater than or equal to 4.00	275.0 bps	75.0 bps	37.5 bps
Level V-Greater than or equal to 3.50 but less than 4.00	250.0 bps	75.0 bps	37.5 bps
Level IV-Greater than or equal to 3.00 but less than 3.50	225.0 bps	75.0 bps	37.5 bps
Level III-Greater than or equal to 2.50 but less than 3.00	200.0 bps	75.0 bps	37.5 bps
Level II-Greater than or equal to 2.00 but less than 2.50	175.0 bps	50.0 bps	25.0 bps
Level I-Less than 2.00	150.0 bps	25.0 bps	25.0 bps

        3.5    Section 2.21 of the Credit Agreement.    Section 2.21 of the Credit Agreement permits the Borrower, upon satisfaction of certain terms and conditions contained therein, to request an increase in the Aggregate Revolving Loan Commitment to $55,000,000. Notwithstanding the foregoing and notwithstanding anything to the contrary contained in Section 2.21, the Borrower and Agent hereby agree that this Section 2.21 and the Borrower's option, contained therein shall, from the effective date of this Second Amendment, be suspended and of no further force and effect. In the event that the Borrower delivers to Agent a notice, in accordance with Section 7.1(J) hereof, in which Borrower certifies to the Agent that Borrower has satisfied and is in compliance, and the Agent, in its reasonable judgment, accepts such notice, the terms and conditions of Section 2.21 thereupon shall be reinstated and effective.

        3.6    Section 7 of the Credit Agreement.    Section 7 is hereby amended to insert a new Section 7.1(J) entitled "Notice of Satisfaction of and Compliance with Leverage/Fixed Charge Requirement" in the Credit Agreement to read as follows:

          "Notice of Satisfaction of and Compliance with Leverage/Fixed Charge Requirement. If Borrower satisfies and is otherwise in compliance with the Leverage/Fixed Charge Requirement, it shall furnish the Agent (with sufficient copies for each of the Lenders) a compliance certificate in the form of Exhibit H to the Credit Agreement signed by the Borrower's Chief Financial Officer demonstrating compliance with the Leverage/Fixed Charge Requirement. The Agent shall promptly review such compliance certificate for acceptability and notify Borrower of its acceptance or rejection thereof, as applicable. In the event of Agents acceptance of such certificate, Agent shall promptly deliver, at the request of Borrower, all documentation reasonably necessary to release the security interest and liens on the Collateral."

        3.7    Section 7.3 of the Credit Agreement.    (a) Section 7.3(F) entitled "Restricted Payments" is hereby amended and restated to read as follows:

          "Borrower shall not declare or make any Restricted Payment greater than $3,200,000 in the aggregate measured on a rolling four quarter basis as of the end of each fiscal quarter period of Borrower for the fiscal quarter ending June 30, 2004 through June 30, 2005; provided, in no event, shall any such Restricted Payment be declared or made, if either, a Default or Unmatured Event of Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom."

        (b)   A new Section 7.3(O) entitled "Capital Expenditures" is hereby inserted in the Credit Agreement to read as follows:

          "Capital Expenditures. The Borrower and its Subsidiaries shall not incur Capital Expenditures in an amount greater than $5,500,000 in the aggregate measured on a rolling four quarter basis as of the end of each fiscal quarter period of Borrower for the fiscal quarter ending June 30, 2004 through June 30, 2005."

        3.8    Section 7.4 of the Credit Agreement.    Section 7.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "7.4    Financial Covenants.    The Borrower shall comply with the following:

          A.    Maximum Leverage Ratio.    The Borrower and its consolidated Subsidiaries shall not permit the ratio (the "Leverage Ratio") of (i) total Indebtedness of the Borrower and its consolidated Subsidiaries to (ii) EBITDA to be greater than the ratio for the fiscal quarters as set forth below:

Fiscal Quarters Ending:	Leverage Ratio
June 30, 2004 and September 30, 2004	4.75 to 1.00
December 31, 2004	4.50 to 1.00
March 31, 2005	3.75 to 1.00
June 30, 2005	3.00 to 1.00
September 30, 2005 and all Fiscal Quarters thereafter	2.75 to 1.00

          The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter of the Borrower based upon (a) for Indebtedness, Indebtedness as of the last day of each such fiscal quarter; and (b) for EBITDA, the actual amount for the Last Twelve-Month Period, provided, that the Leverage Ratio shall be calculated, with respect to Permitted Acquisitions, on a pro forma basis using historical financial statements, broken down by fiscal quarter in the Borrower's reasonable judgment.

          B.    Minimum Consolidated Net Worth.    The Borrower shall not permit its Consolidated Net Worth at any time to be less than the sum of 85% of its Base Net Worth on the Closing Date. "Base Net Worth" shall mean Quixote Corporation's book Net Worth as of June 30, 2004, plus 50% of Quixote's positive Consolidated Net Income for Fiscal Year 2004 and each Fiscal Year thereafter. The Borrower's compliance with this covenant shall be calculated and tested as of the end of each fiscal quarter.

          C.    Minimum EBITDA.    The Borrower and its consolidated Subsidiaries shall maintain minimum EBITDA, measured as of the end of each fiscal quarter period of the Borrower, as measured on a rolling four quarter basis, in an amount for such fiscal quarter set forth below:

Fiscal Quarters Ending:	Minimum EBITDA
June 30 and September 30, 2004	$11,750,000
December 31, 2004	$12,000,000
March 31, 2005	$14,500,000
June 30, 2005 and thereafter	$15,000,000

          D.    Fixed Charge Coverage Ratio.    The Borrower and its consolidated Subsidiaries shall not permit the ratio ("Fixed Charge Coverage Ratio"), for any period, of (i) EBITDA, minus Capital Expenditures and Patent Expenditures to (ii) the sum of cash Interest Expense, plus scheduled payments of the principal of the Term Loans for such period, plus scheduled payments of the principal portion of all other Indebtedness for borrowed money for such period (excluding payments on the Revolving Loans), plus dividends and distributions paid for such period, and taxes paid for such period, as measured on a rolling four quarter basis, of not less than 1.10 to 1.00 for the fiscal quarter ending June 30, 2005 and all fiscal quarters thereafter. For purposes of this Agreement, "Patent Expenditures" shall mean expenditures of a Person relating to its obtaining, acquiring and defending patents.

        3.9    Section 12 of the Credit Agreement.    Section 12.3(F) of the Credit Agreement is amended and restated to read as follows:

          "(F) sixth, to the ratable payment or prepayment of principal outstanding on Term Loans and amounts outstanding on Hedging Agreements."

        3.10    Security Agreement.    The Security Agreement attached hereto as Exhibit A is hereby incorporated in the Credit Agreement as Exhibit P.

        3.11    Pledge Agreement.    The Pledge Agreement attached hereto as Exhibit C is hereby incorporated in the Credit Agreement as Exhibit Q attached hereto.

        3.12    Collateral Assignment.    The Collateral Assignment attached hereto as Exhibit D is hereby incorporated in the Credit Agreement as Exhibit R attached hereto.

        3.13    Leasehold Mortgage.    The Leasehold Mortgage attached hereto as Exhibit B is hereby incorporated in the Credit Agreement as Exhibit S attached hereto.

        3.14    Borrower's Address for Notices.    For purposes of, and subject to Section 14.1 of the Credit Agreement, the Borrower's address relating to the giving of notices after the date hereof shall be the address set forth below its signature to this Second Amendment.

        4.    REAFFIRMATION OF SUBSIDIARY GUARANTY.    Each of the Guarantors hereby expressly (a) consents to the execution by the Borrower and the Lenders of this Second Amendment, (b) acknowledges that the "Guaranteed Obligations" (as defined in the Subsidiary Guaranty) includes all of the obligations and liabilities owing from the Borrower to the Agent and Lenders under and pursuant to the Credit Agreement, as amended from time to time, including, but not limited to, the obligations of the Borrower to the Agent and the Lenders as evidenced by the Revolving Loan Notes, as modified, extended and/or replaced from time to time, and the Term Loan Notes, as modified, extended and/or replaced from time to time, (c) reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in the Subsidiary Guaranty, (d) agrees that all such obligations and liabilities under the Subsidiary Guaranty shall continue in full force and effect and shall not be discharged, limited, impaired or affected in any manner whatsoever, except as expressly provided in the Subsidiary Guaranty, (e) represents and warrants that each of the representations and warranties made by such Guarantor in any of the documents executed in connection with the Loans remain true and correct as of the date hereof, in each case as amended by the information provided in any report or notice delivered by the Borrower to the Agent pursuant to Section 7.1 of the Credit Agreement, and (f) represents and warrants that the organization documents, borrowing resolutions and incumbency certificates of such Guarantor have not been changed or amended since the most recent date that certified copies thereof were delivered to the Lender.

        5.    REPRESENTATIONS AND WARRANTIES.    To induce the Lenders to enter into this Second Amendment, the Borrower hereby certifies, represents and warrants to the Lenders that:

        5.1    Organization.    The Borrower is a corporation duly organized, existing and in good standing under the laws of the State of Delaware, with all requisite power to conduct its business as presently conducted. The Borrower is duly qualified to do business as a foreign entity under the laws of each jurisdiction in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing. The Articles of Incorporation and Bylaws, borrowing resolutions and incumbency certificate of the Borrower have not been changed or amended since the most recent date that certified copies thereof were delivered to the Lenders. The exact legal name of the Borrower is as set forth in the preamble of this Second Amendment, and the Borrower currently does not conduct, nor has it during the last five (5) years conducted, business under any other name or trade name. The Borrower will not change its name, its organizational identification number, if it has one, its type of organization, its jurisdiction of organization or other legal structure other than in accordance with the Credit Agreement.

        5.2    Authorization.    The Borrower is duly authorized to execute and deliver this Second Amendment and is and will continue to be duly authorized to borrow monies under the Credit Agreement, as amended hereby, and to perform its obligations under the Credit Agreement, as amended hereby.

        5.3    No Conflicts.    The execution and delivery of this Second Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended hereby, do not and will not conflict with the articles of incorporation or bylaws of the Borrower or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or Contractual Obligation of the Borrower, or require termination of any Contractual Obligation, except such breach or default which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

        5.4    Validity and Binding Effect.    The Credit Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity.

        5.5    Compliance with Credit Agreement.    The representation and warranties set forth in Section 6 of the Credit Agreement, as amended hereby, are true and correct in all material aspects with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements or filings of the Borrower with the Securities and Exchange Commission shall mean the financial statements or filings of the Borrower with the Securities Exchange Commission most recently delivered to the Lenders, in each case as amended by the information provided in any report or notice delivered by the Borrower to the Agent pursuant to Section 7.1 of the Credit Agreement, and except for such changes as are specifically permitted under the Credit Agreement. In addition, the Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement, as amended hereby, including, but not limited to, those set forth in Section 7 thereof.

        5.6    No Default.    As of the date hereof, no Default or Unmatured Default under the Credit Agreement, as amended hereby, has occurred or is continuing.

        5.7    No Subordinated Debt Default.    As of the date hereof, no default under the Subordinated Note or any of the documents securing the Subordinated Note, or event or condition which, with the giving of notice or the passage of time, or both, would constitute a default under the Subordinated Note or any of the documents securing the Subordinated Note, has occurred or is continuing.

        5.8    No Material Adverse Change.    There has been no material adverse change in the business condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and its Subsidiaries, considered as a whole, from that reflected in the financial statements most recently delivered to the Lenders.

        5.9    Sarbanes-Oxley Compliance.    The Borrower, the Borrower's Chief Executive Officer, and the Borrower's Chief Financial Officer are in compliance with all requirements of Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 and all rules and regulations related thereto.

        6.    CONDITIONS PRECEDENT AND SUBSEQUENT.    This Second Amendment shall become effective as of the date above first written after receipt by the Agent of the following documents:

        6.1    Second Amendment.    This Second Amendment executed by the Borrower, the Guarantors, the Agent and the Lenders.

        6.2    Security Agreement.    A Security Agreement, in the form of Exhibit A attached hereto executed and delivered by Borrower and each Guarantor.

        6.3    Collateral Assignment.    A Collateral Assignment in the form of Exhibit D attached hereto, executed and delivered by Borrower.

        6.4    Pledge Agreement.    A Pledge Agreement in the form of Exhibit C attached hereto, executed and delivered by Borrower.

        6.5    Leasehold Mortgage.    A Leasehold Mortgage, in the form of Exhibit B attached hereto, executed and delivered by Energy Absorption LLC.

        6.6    Title Report.    A Title Report issued by Alabama Title Co., Inc., showing the record of title to the Alabama Property, which report shall be in form and substance acceptable to the Agent.

        6.7    Bond.    The original Bond duly endorsed to the Agent.

        6.8    Certificate of the Secretary/Member/Manager.    Secretary's/Managing Member's Certificate of Borrower and each Guarantor in substantially the form of Exhibit E-1, E-2 and E-3 attached hereto, with such attachments as required therein, as to applicable, resolutions, incumbency and signatures of signing Authorized Officers or Managing Member with an attached certificate of good standing issued by the Secretary of State of the state of organization of Borrower and each Guarantor.

        6.9    Legal Opinion.    Legal opinion of Joan Riley, Borrower's General Counsel, and as counsel to each Subsidiary Guarantor, in form and substance acceptable to the Agent.

        6.10    Financing Statements.    UCC-1 financing statements with the offices indicated on Exhibit B to the Security Agreement, and such other financing statements or fixture filings as the Lender may request from the Borrowers from time to time.

        6.11    UCC and Other Search Results.    Satisfactory UCC financing statement, judgment and tax lien search results of the Borrower from such offices or governmental agencies or bodies as the Agent, in its sole discretion, may request from time to time, indicating that any financing statements to be filed by the Agent or described above, after being duly and properly filed and recorded, will give the Agent first priority perfected liens and security interests on and in the Collateral of the Borrower and each Guarantor, except by reason of Permitted Existing Liens or Customary Permitted Liens, and that there are no other lienors or creditors claiming any interest in the Collateral of the Borrower or any Guarantor, except holders of Permitted Existing Liens or Customary Permitted Liens.

        6.12    Evidence of Insurance.    Evidence that the Borrower has insurance as required by Section 5(b) of the Security Agreement, including property, casualty and liability insurance satisfactory to the Agent, together with: (i) loss payable endorsements naming the Agent as loss payee with respect to property and casualty insurance covering Collateral; and (ii) certificate(s) of insurance(s) and binder(s) naming the Agent as additional insured with respect to liability insurance.

        6.13    Amendment Fee.    Borrower agrees to pay, on the date of this Amendment, to the Administrative Agent, for the account of the Lenders, an Amendment fee based upon each Lender's committed share level set forth below:

Bank	Committed Level	Amendment Fee
Northern Trust	$19,142,857.28	5 bps
LaSalle Bank	$19,142,857.28	5 bps
Harris	$14,357,142.72	5 bps
National City	$14,357,142.72	5 bps

        7.    GENERAL.

        7.1    Governing Law; Severability.    This Second Amendment shall be construed in accordance with and governed by the laws of Illinois. Wherever possible each provision of the Credit Agreement and this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Credit Agreement and this Second Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Credit Agreement and this Second Amendment.

        7.2    Successors and Assigns.    This Second Amendment shall be binding upon the Borrower, the Guarantors, the Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Guarantors, the Agent and the Lenders and the successors and assigns of the Lenders.

        7.3    Continuing Force and Effect of Loan Documents and Subsidiary Guaranty.    Except as specifically modified or amended by the terms of this Second Amendment, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference herein, and in all respects, shall continue in full force and effect. The Borrower, by execution of this Second Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Credit Agreement and the other Loan Documents. Each of the Guarantors, by execution of this Second Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Subsidiary Guaranty.

        7.4    References to Credit Agreement.    Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, shall be deemed to refer to the Credit Agreement, as amended hereby.

        7.5    Expenses.    The Borrower shall pay all costs and expenses in connection with the preparation of this Second Amendment and other related Loan Documents, including, without limitation, reasonable attorneys' fees and time charges of attorneys who may be employees of the Lenders or any affiliate or parent of the Lenders. The Borrower shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

        7.6    Counterparts.    This Second Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Credit Agreement and Reaffirmation of Subsidiary Guaranty as of the date first above written.

QUIXOTE CORPORATION A Delaware corporation, as Borrower
By:	/s/ DANIEL P. GOREY
Name:	Daniel P. Gorey
Title:	Vice President, Chief Financial Officer & Treasurer
Address:	c/o Quixote Corporation 35 East Wacker Drive Chicago, Illinois 60601
Attention:	Daniel P. Gorey
Telephone No.:	(312) 467-6755
Facsimile No.:	(312) 467-0197

QUIXOTE TRANSPORTATION SAFETY, INC.
TRANSAFE CORPORATION
ENERGY ABSORPTION SYSTEMS, INC.
ENERGY ABSORPTION SYSTEMS (AL) LLC
SURFACE SYSTEMS, INC.
NU-METRICS, INC.
HIGHWAY INFORMATION SYSTEMS, INC.
U. S. TRAFFIC CORPORATION
(formerly known as Green Light Acquisition Corporation)
PEEK TRAFFIC CORPORATION,
(formerly known as Vision Acquisition Corporation),
as Guarantors
By:	/s/ LESLIE J. JEZUIT
Name:	Leslie J. Jezuit
Title:	President, Chief Executive Officer & Chairman
Address:	c/o Quixote Corporation 35 East Wacker Drive Chicago, Illinois 60601
Attention:	Leslie J. Jezuit
Telephone No.:	(312) 467-6755
Facsimile No.:	(312) 467-0197
THE NORTHERN TRUST COMPANY, for Itself and, as Agent for the Lenders
By:	/s/ RON MALLICOAT
Name:	Ron Mallicoat
Title:	Senior Vice President
Address:	The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60675
Attention:	Ron Mallicoat
Telephone No.:	(312) 444-3428
Facsimile No.:	(312) 444-7028

LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ BETTY LATSON
Name:	Betty Latson
Title:	Senior Vice President
Address:	LaSalle National Association 135 South LaSalle Street Chicago, Illinois 60603
Attention:	Betty Latson
Telephone No.:	(312) 904-2771
Facsimile No.:	(312) 904-6546
HARRIS TRUST AND SAVINGS BANK
By:	/s/ DEREK R. COOK
Name:	Derek R. Cook
Title:	Vice President
Address:	Harris Trust and Savings Bank 111 West Monroe Street Tenth Floor West Chicago, Illinois 60603
Attention:	Derek R. Cook
Telephone No.:	(312) 461-2246
Facsimile No.:	(312) 293-4856
NATIONAL CITY BANK OF THE MIDWEST (f/k/a National City Bank of Michigan/Illinois)
By:	/s/ RICHARD MICHALIK
Name:	Richard Michalik
Title:	Senior Vice President
Address:	National City Bank of the Midwest (f/k/a National City Bank of Michigan/Illinois) One North Franklin 36th Floor Chicago, Illinois 60606
Attention:
Telephone No.:	(312) 384-4650
Facsimile No.:	(312) 240-0301

EXHIBIT A

SECURITY AGREEMENT

Dated as of June 30, 2004

        This Security Agreement (as modified from time to time, the "Agreement") has been executed by QUIXOTE CORPORATION, a Delaware corporation (herein the "Borrower") QUIXOTE TRANSPORTATION SAFETY, INC., a Delaware corporation ("Quixote Transportation") TRANSAFE CORPORATION, a Delaware corporation ("Transafe"), ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation ("Energy Absorption Inc."), ENERGY ABSORPTION SYSTEMS (AL) LLC, a Delaware limited liability company ("Energy Absorption LLC"), SURFACE SYSTEMS, INC., a Missouri corporation ("Surface Systems"), NU-METRICS, INC., a Pennsylvania corporation ("Nu-Metrics"), HIGHWAY INFORMATION SYSTEMS, INC., a Delaware corporation ("Highway Information"), U. S. TRAFFIC CORPORATION, a Delaware corporation ("U.S. Traffic") (formerly known as Green Light Acquisition Corporation), PEEK TRAFFIC CORPORATION, a Delaware corporation, ("Peek Traffic") (formerly known as Vision Acquisition Corporation) as Guarantors, on their own behalf, Borrower and each Guarantor as debtor (collectively, the "Debtor"), in favor of THE NORTHERN TRUST COMPANY, an Illinois banking corporation, for itself and as Administrative Agent for the Lenders, as defined herein, and as secured party for itself and the Lenders (together with any successor, assign or subsequent holder, "Secured Party"), with a banking office at 50 South LaSalle Street, Chicago, Illinois 60675. If more than one person or entity executes this Agreement, the term "Debtor" refers to each of them individually and some or all of them collectively, and their obligations hereunder shall be joint and several. The term "Secured Party" means the above-indicated Secured Party acting as collateral agent for itself and the Lenders. Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled "DEFINITIONS."

        WHEREAS, the Borrower, the Lenders, as hereinafter defined in the Credit Agreement, The Northern Trust Company, as Administrative Agent for itself and the benefit of the Lenders (the "Agent"), and LaSalle Bank National Association, as Co-Agent, have entered into a Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 (as amended, modified, restated and/or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower, all as contemplated therein (the Lenders, from time to time, party thereto each Issuing Lender, the Agent, the Co-Agent, each other agent, herein collectively called the "Lenders").

        WHEREAS, Quixote Transportation, Transafe Nu-Metrics, Surface Systems, Energy Absorption Inc., Energy Absorption LLC, Highway Information, U.S. Traffic, and Peek Traffic, each as a Subsidiary Guarantor, executed and delivered, in favor of the Agent for the benefit of the Lenders, a Subsidiary Guaranty, dated as of May 16, 2003 (as amended, modified, restated and/or supplemented from time to time, this "Guaranty").

        WHEREAS, the Agent, on behalf of the Lenders, has requested and each Debtor has agreed to grant a security interest and lien in and against the Collateral, as defined herein.

        In consideration of Secured Party's extension and continuation of existing financial accommodations to the Borrower, whose obligations to Secured Party are being supported by a Subsidiary Guaranty of each Guarantor, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Debtor agrees as follows:

          1.    DEFINITIONS.

          (a)   As used in this Agreement the following terms shall have the indicated meanings:

          "Collateral"—see Section entitled "SECURITY INTEREST."

          "Constituent Documents"—means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

          "Credit Agreement" means the Credit Agreement, as defined in the First WHEREAS Clause.

          "Event of Default"—see Section entitled "EVENTS OF DEFAULT."

          "Guarantor" means the Guarantors defined in the Recitals clause, or any persons severally, who now or hereafter guarantees payment or collection of all or any part of the Liabilities or provides any collateral for the Liabilities.

          "Guaranty" means the Subsidiary Guaranty, as defined in the Second WHEREAS Clause.

          "Liabilities"—see Section entitled "LIABILITIES."

          The term "person" includes both individuals and organizations.

          "Prime Rate" means that floating rate of interest per year announced from time to time by Secured Party called its prime rate, which at any time may not be the lowest rate charged by Agent, computed for the actual number of days elapsed on the basis of a calendar year of 365 or 366 days. Changes in the rate of interest resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement of a change in the Prime Rate.

          "Related Document(s)" means the any note, agreement, guaranty or other document or instrument previously, now or hereafter delivered to Agent or the Lenders in connection with the Liabilities, the Credit Agreement, Guaranty or this Agreement. The term "related document," if not initial-capitalized, means a document related to another referenced document.

          "Related Party(ies)" means Borrower, any Guarantor, and, in addition, as to any Debtor, to the extent applicable, any general or limited partner, controlling shareholder, joint venturer, member or manager, of Debtor.

          "Subsidiary" means any corporation, partnership, limited liability company, joint venture, trust, or other legal entity of which Debtor owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which Debtor has effective control, by contract or otherwise.

          "Unmatured Event of Default" means any event or condition that would become an Event of Default with notice or the passage of time or both.

          (b)   As used in this Agreement, unless otherwise specified: the term "including" means "including without limitation;" the term "days" means "calendar days"; and terms such as "herein," "hereof" and words of similar import refer to this Agreement as a whole. References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company. Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

          2.    SECURITY INTEREST.    Each Debtor hereby grants to Secured Party, for the benefit of Secured Party (as provided in the Section entitled "Liabilities"), a continuing security interest in all of Debtor's right, title and interest in the following property or types of property now owned by Debtor or hereafter created or acquired by Debtor, wherever located (any or all of such, the "Collateral"):

            (a)   All Accounts and all Goods whose sale, lease or other disposition by the Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, the Borrower, or rejected or refused by an Account Debtor;

            (b)   All Inventory, including, without limitation, raw materials, work-in-process and finished goods;

            (c)   All goods, equipment, vehicles, leasehold improvements, and fixtures, together with accessions thereto, replacement parts therefor and commingled goods (the "Equipment" or the "Goods");

            (d)   All Software and computer programs;

            (e)   All Chattel Paper, Electronic Chattel Paper, Documents, Letter of Credit Rights, all proceeds of letters of credit, Health care insurance Receivables, Supporting Obligations, notes secured by real estate,

    Commercial Tort Claims [NOTE: Commercial Tort Claims to be properly attached must be specifically described.] and General Intangibles, including Payment Intangibles;

            (f)    All money, Instruments, Deposit Accounts, certificates of deposit, deposits, Investment Property, Securities, Financial Assets and other property now or at any time hereafter in the possession or under the control of Secured Party or its bailee;

            (g)   All books and records, including customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;

            (h)   All Documents of title evidencing or issued with respect to, and Supporting Obligations pertaining to, any of the foregoing; and

            (i)    All proceeds, products, replacements and increases of, additions and accessions to, and substitutions for, the property described in the foregoing part of this Section, and rights in and claims to or benefits under contracts of insurance covering any of the property described in the foregoing part of this Section.

          3.    LIABILITIES.

          The Collateral shall secure the payment and performance of all obligations and liabilities of each Debtor and Borrower:

          (a)   to Secured Party howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances and letters of credit issued by Secured Party for the account of or at the request of any Debtor or Borrower and all reimbursement obligations arising therefrom, including, without limitation, any obligation arising out of or in connection with, in the case of Borrower, the Credit Agreement and, in the case of each Guarantor, the Guaranty;

          (b)   to Secured Party under or in connection with: (i) Related Documents; (ii) any other guaranty by a Debtor of any reasonable obligations of a Debtor or any other person to Secured Party; and (iii) any reasonable expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document (any or all obligations and liabilities described in the foregoing portion of this Section, the "Liabilities"). This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding subject to Section 17.

          4.    REPRESENTATIONS AND WARRANTIES.

          Each Debtor hereby represents and warrants to Secured Party that:

          (a)   Debtor's exact legal name is as set forth in the heading to this Agreement. Debtor's type of organization and jurisdiction of organization or formation are as set forth in the preamble to this Agreement; and Debtor's place of business or, if Debtor has more than one place of business, Debtor's chief executive office is located at the address set forth in Exhibit B attached hereto; and Debtor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement. Except as set forth in Exhibit C, all Collateral is located in one of the fifty states of the United States of America. Further, except as and if specifically disclosed by Debtor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

            (i)    Debtor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Debtor been the subject of any merger, consolidation, or other corporate or organizational reorganization, except U.S. Traffic was previously known as Green Light Acquisition Corporation and Peek Traffic was previously known as Vision Acquisition Corporation.

            (ii)   Debtor's chief executive office has been at Debtor's address set forth on Exhibit B attached hereto, except that prior to                        , 2004, Borrower's address was One East Wacker Drive, Chicago, Illinois.

            (iii)  Collateral has been located only at each Debtor's address set forth above.

          (b)   Each Debtor and any Subsidiary are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of such Debtor. The execution, delivery and performance of this Agreement and all Related Documents are within each Debtor's powers and have been authorized by all necessary action required by law and Debtor's Constituent Documents.

          (c)   The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting such Debtor or its property.

          (d)   There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Debtor, Borrower or any Related Party since the date of the latest financial statements provided by or on behalf of Debtor, Borrower or any Related Party to Secured Party.

          (e)   No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

          (f)    Debtor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

          (g)   Debtor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

          (h)   All Goods are of good and merchantable quality and free from any defects that would affect their market value, except for ordinary wear and tear.

          (i)    None of the Collateral has been sold or pledged to any other person or entity.

          (j)    (i) the execution, delivery and performance of this Agreement and all Related Documents are in Debtor's best interest in its current and future business operations and will materially benefit Debtor; and (ii) Debtor has received adequate, fair and valuable consideration, and at least reasonably equivalent value, to enter into and perform this Agreement and all Related Documents.

          5.    COVENANTS OF DEBTOR.    Each Debtor agrees that so long as this Agreement remains in effect, it will:

          (a)   NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

            (i)    ANY CHANGE WHATSOEVER IN THE NAME OF DEBTOR;

            (ii)   ANY CHANGE WHATSOEVER IN THE STATE OR JURISDICTION IN WHICH DEBTOR IS ORGANIZED OR FORMED;

            (iii)  ANY NEW NAMES UNDER WHICH DEBTOR INTENDS TO DO BUSINESS; OR

            (iv)  ANY NEW ADDRESSES AT OR FROM WHICH DEBTOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

  Debtor shall in any event keep all Collateral within one or more states of the United States of America.

          (b)   Provide and maintain insurance with respect to the Collateral, the operation of Debtor's business, and certain members, managers, partners, joint venturers, employees, or officers of Debtor as required by Agent from time to time. All such insurance shall be in such amounts and against such risks as shall be satisfactory in all respects to Agent, with Agent named as additional insured and loss payee. Debtor has the risk of loss as to all Collateral.

          (c)   Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral. Debtor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent, and except that Debtor, subject to Section 7.3(c)(iv) of the Loan Agreement may grant purchase money security interests in specific items of Collateral acquired after the date hereof, provided it notifies the Secured Party of such purchase money security interests.

          (d)   Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Agent), and do such other acts, as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent. If and to the extent that Collateral is in the possession of a third party, Debtor agrees to notify Agent and upon Agent 's request to join with Secured Party in notifying the third party of Secured Party's security interest and obtaining either an acknowledgment in form satisfactory to Secured Party from the third party that it is holding the Collateral for the benefit of Secured Party or a control agreement with respect to such Collateral.

          (e)   Deliver to Secured Party any certificates or other documents of title representing or issued with respect to any of the Collateral, with Secured Party's security interest and lien endorsed thereon, and record such certificates or documents with all appropriate regulatory agencies.

          (f)    Furnish to Secured Party, immediately upon the request of Secured Party, any evidence of ownership of the Collateral, including bills of sale, paid invoices, certificates of title, or applications for title.

          (g)   Keep at its address for notices hereunder its records concerning the Collateral, which records shall be of such character as will enable Agent to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect the Collateral and to inspect, audit, and make copies of, and extracts from, all records and papers in the possession or control of Debtor pertaining to the Collateral.

          (h)   Ensure that all Goods are of good and merchantable quality, ordinary wear and tear excepted.

          (i)    Provide to Agent from time to time such financial statements of and other information concerning the Collateral, Debtor, Borrower, and any Related Party as Secured Party shall reasonably request.

          (j)    Immediately notify Secured Party of any material loss or depreciation in the value of the Collateral.

          (k)   Not sell, lease, transfer, contract to sell, grant a license or option or similar right with respect to, or otherwise dispose of, any Collateral, or remove any Collateral from Debtor's place of business or one of the locations within the fifty United States of America where Debtor has indicated to Secured Party such Collateral will be located, except for: (i) the sale of Equipment to be replaced as a result of obsolescence or other reasons consistent with Debtor's usual business practices; and (ii) the movement of Collateral from one business location within the fifty United States of America to another consistent with Debtor's usual business practices.

          (l)    Not cause or permit any Collateral to be attached to real estate in a manner which might cause such Collateral to become a part thereof or otherwise be classified as a fixture unless Debtor has first obtained a written agreement in form and substance acceptable to Secured Party and executed by each of the owner, landlord, encumbrancer and every other person then having a beneficial or legal interest in such real property by which such owner, landlord, encumbrancer or other party acknowledges Secured Party's lien in, and consents to Secured Party's removal of, such Collateral.

          (m)  If any Collateral is or becomes a promissory note or other instrument, promptly notify Agent thereof and take such action as Secured Party may request, including providing related information, certificates and documents, and promptly delivering to Agent the sole original document or, if applicable, certificate, and all counterpart originals, evidencing such Collateral following its execution and/or delivery to Debtor, with whatever endorsements of Debtor that Agent may require.

          (n)   If any Collateral is subject to title registration laws for which a lien may be reflected on a title document, promptly notify Agent thereof and take such action as Agent may request, including providing related information, certificates and documents and facilitating, or otherwise cooperating with Agent in facilitating, the registration and titling of such Collateral in such a manner as is required under applicable law to perfect Secured Party's security interest in such Collateral.

          6.    WARRANTY-FUTURE.    The request or application by Borrower or Debtor for any Liability secured hereby shall be a representation and warranty by Debtor as of the date of such request or application that: (a) no Event of Default or Unmatured Event of Default under this Agreement has occurred or is continuing as of such date; and (b) Debtor's representations and warranties herein are true and correct as of such date as though made on such date, in each case as amended by the information provided in any report or notice delivered by the Borrower to the Secured Party pursuant to Section 7.1 of the Credit Agreement, except that any representation and warranty referencing financial statements of Debtor or Borrower shall be deemed to refer to the then most recent financial statements furnished to Secured Party.

          7.    EVENTS OF DEFAULT.    The occurrence or continuance of any of the following shall constitute an "Event of Default":

          (a)   (i) failure to pay, when and as due, any principal payable hereunder or in connection with any of the Liabilities; (ii) failure to pay, when and as due, any interest or other amounts payable hereunder or in connection with any of the Liabilities; or (iii) failure to comply with or perform any agreement or covenant of Debtor contained herein, in each case in clauses (i), (ii) and (iii) above after giving effect to any applicable notice, grace or cure period; or

          (b)   any default, event of default, or similar event shall occur or continue under the Credit Agreement, the Guaranty or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in the Credit Agreement, the Guaranty or such Related Document; or

          (c)   the Debtor or any Related Party shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (as defined in the Credit Agreement) beyond any period of grace provided with respect thereto, which individually or together with other such Indebtedness as to which any such failure exists has an aggregate outstanding principal amount in excess of $2,000,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness having such aggregate outstanding principal amount, beyond any period of grace, if any, provided with respect thereto, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that the Debtor offer to purchase such Indebtedness or other required repurchase of such Indebtedness; or

          (d)   any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Debtor, Borrower or any Related Party to Secured Party is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified, in each case as amended by the information provided in any report or notice delivered by the Borrower to the Secured Party pursuant to Section 7.1 of the Credit Agreement; or

          (e)   this Agreement, the Credit Agreement, the Guaranty or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

          (f)    Debtor, Borrower or any Related Party (in each case if not a natural person) shall fail to maintain their existence in good standing in their state of organization or formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Debtor, Borrower or any Related Party; or

          (g)   Borrower, Debtor, or any Related Party shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason, or any general partner or joint venturer of Debtor or Borrower shall withdraw or notify any partner or joint venturer of Borrower or Debtor of its intention to withdraw as a partner or joint venturer (or to become a limited partner) of Borrower or Debtor; or any general or limited partner or joint venturer of Debtor or Borrower shall fail to make any contribution required by the partnership or joint venture agreement of Debtor or Borrower as and when due under such agreement; or there shall be any change in any Constituent Document of Debtor or Borrower from that in force on the date hereof which may have a material adverse impact on the ability of Debtor or Borrower to repay the Liabilities; or

          (h)   any person or entity presently not in control of a Debtor, Borrower, or Related Party which is not a natural person shall obtain control directly or indirectly of such a Debtor, Borrower or Related Party, whether by purchase or gift of stock or assets, by contract, or otherwise; or

          (i)    Debtor shall grant or any person (other than Secured Party) shall obtain a security interest in any of the Collateral or shall file any financing statement purportedly covering any Collateral; Debtor or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a first-priority security interest in any of the Collateral or in any other assets constituting security for the Liabilities, enforceable in accordance with this Agreement (as to the Collateral) or the related collateral documents (as to such other assets); or any notice of a federal tax lien against Borrower, Debtor or any Related Party shall be filed with any public recorder; or

          (j)    (without limiting any other provision of this Agreement or any Related Document) there shall be any material loss or depreciation in the value of any of the Collateral for any reason, or Agent shall otherwise reasonably deem itself insecure with respect to the Collateral; or, unless expressly permitted by this Agreement or the Related Documents, all or any part of any of the Collateral or any direct, indirect, legal, equitable or beneficial interest therein is assigned, transferred or sold without Secured Party's prior written consent; or

          (k)   An involuntary case shall be commenced against the Debtor or any Related Party and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Debtor or any Related Party, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or

          (l)    A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Debtor or any Related Party or over all or a substantial part of the property of the Debtor or any Related Party shall be entered; or an interim receiver, trustee or other custodian of the Debtor or any Related Party or of all or a substantial part of the property of the Debtor or any Related Party shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Debtor or any Related Party, shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance; or

          (m)  Debtor or any Related Party shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate action to authorize any of the foregoing.

          8.    DEFAULT REMEDIES.

          (a)   Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(j) of the Section entitled "EVENTS OF DEFAULT," Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind; and (ii) upon the occurrence of any Event of Default specified in subsections (k)-(m) of the Section entitled "EVENTS OF DEFAULT," the Liabilities shall be immediately and automatically due and payable without action of any kind on the part of Secured Party. Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any related document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

          (b)   If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Agent may, in its sole discretion, exercise any rights or powers set forth in this Agreement. Secured Party may require Debtor to assemble the Collateral and deliver it to a place designated by Agent. Agent has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose. Agent may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral. Debtor grants to Agent the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default. Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Debtor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care. No failure of Agent to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral. Without limiting any other provision hereof, Debtor shall pay all related expenses, including attorneys' fees and reasonable time charges of attorneys who may be employees of Agent. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten days before such disposition, postage prepaid, addressed to Debtor at the address of Debtor shown below. Agent shall, in addition to and not in limitation of all rights of offset under applicable law, have the right to appropriate and apply all of the Collateral in its possession to payment of the Liabilities. Agent may proceed to sell, lease or otherwise dispose of the Collateral at public or private sale for cash or credit, and may itself make a credit bid; provided, however, that Debtor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Agent, and such shall be deemed commercially reasonable. Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Agent shall determine in its sole discretion. Any balance remaining shall be returned to Debtor.

          (c)   Agent may, by written notice to Debtor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Agent and Debtor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Agent of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Agent herein provided are cumulative and not exclusive of any rights or remedies provided by law.

          (d)   As to any Liabilities owed to any Lender, Agent shall act as collateral agent for such Lender and shall take or refrain from taking action, and shall distribute proceeds of Collateral and other amounts recovered hereunder or under any Related Document, between such Agent as they shall from time to time agree. Except as and if required by law Debtor shall have no obligation or right whatsoever to inquire into any agreements or arrangements between Agent and any Agent's acting as collateral agent for any Lender.

          9.    STANDARDS FOR EXERCISING REMEDIES.    To the extent that the Uniform Commercial Code or other applicable law impose duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party: (a) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition; (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (c) to fail to exercise collection remedies against account debtors and other persons obligated on the Collateral or to remove liens or encumbrances on or any adverse claims against Collateral; (d) to exercise collection remedies against account debtors and other persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists; (e) to advertise dispositions of Collateral through publications or media of general circulation; (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral; (g) to hire one or more professional auctioneers to assist in the disposition of Collateral; (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or to match buyers and sellers of assets; (i) to dispose of assets at wholesale, rather than in retail markets; (j) to disclaim all disposition warranties; (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral; or (l) to the extent deemed appropriate and desirable by Secured Party, to obtain the services of brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of Collateral. Debtor acknowledges and agrees that the purpose of this Section is to provide a non-exhaustive list of the conduct by Secured Party that would not be deemed commercially unreasonable in Secured Party's exercise of remedies in respect of the Collateral. Without limitation upon the foregoing, nothing in this Section shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not be granted or imposed by applicable law in the absence of this Section.

          10.    RIGHTS OF SECURED PARTY.    Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

          (a)   perform any agreement of Debtor hereunder that Debtor shall have failed to perform;

          (b)   take any other action which Agent deems necessary or desirable for the preservation of the Collateral or Agent 's interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Debtor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Debtor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and to give full discharge for the same; and (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

          (c)   sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Agent in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

  Debtor hereby appoints Agent as Debtor's attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Debtor in accordance with this Section. Debtor will reimburse Agent for all reasonable expenses so incurred by Agent within 10 business days of receipt of a written request for reimbursement. Amounts unpaid by Debtor after such 10 business day period shall bear interest at a rate per year equal to two percent (2%) in addition to the Prime Rate until paid.

          11.    INSURANCE.

          (a)   Agent 's rights under this Section are in addition to any under other provisions of this Agreement.

          (b)   Unless Debtor provides Agent with evidence of any insurance coverage required by this Agreement or any Related Document, Agent may purchase insurance at Debtor's expense to protect Secured Party's interest in the Collateral. This insurance may, but need not, protect the Debtor's interests. The coverage that Agent may purchase may not pay any claim that Debtor makes or any claim that is made against Debtor in connection with the Collateral. Debtor may later cancel any insurance purchased by Agent, but only after providing Secured Party with evidence that Debtor has obtained insurance as required by this Agreement. If Agent purchases insurance for the Collateral, Debtor will be responsible for the costs of that insurance, including interest and any other charges Agent may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to Debtor's total outstanding balance or obligation. The costs of insurance may be more than the cost of insurance Debtor may be able to obtain on Debtor's own.

          12.    FURTHER ASSURANCES.    Debtor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Agent may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Agent its rights, powers and remedies hereunder.

          13.    OBLIGATIONS UNCONDITIONAL; WAIVER OF DEFENSES.    Debtor irrevocably agrees that no fact or circumstance whatsoever which might at law or in equity constitute a discharge or release of, or defense to the obligations of, a guarantor or surety shall limit or affect any obligations of Debtor under this Agreement or any document or instrument executed in connection herewith. Without limiting the generality of the foregoing:

          (a)   Agent may at any time and from time to time, without notice to Debtor, take any or all of the following actions without affecting or impairing the liability of Debtor on this Agreement:

            (i)    renew or extend time of payment of the Liabilities;

            (ii)   accept, substitute, release or surrender any security for the Liabilities; and

            (iii)  release any person primarily or secondarily liable on the Liabilities (including Borrower, any indorser, any Guarantor and any other Related Party).

          (b)   No delay in enforcing payment of the Liabilities, nor any amendment, waiver, change, or modification of any terms of any Related Document, shall release Debtor from any obligation hereunder. The obligations of Debtor under this Agreement are and shall be primary, continuing, unconditional and absolute (notwithstanding that at any time or from time to time all of the Liabilities may have been paid in full), irrespective of the value, genuineness, regularity, validity or enforceability of any Related Documents. In order to hold Debtor liable or exercise rights or remedies hereunder, there shall be no obligation on the part of Agent, at any time, to resort for payment to Borrower or any Related Party or to any other security for the Liabilities. Secured Party shall have the right to enforce this Agreement irrespective of whether or not other proceedings or steps are being taken against any other property securing the Liabilities or any other party primarily or secondarily liable on any of the Liabilities.

          (c)   Debtor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

          (d)   Until all Liabilities have been paid and fulfilled in full and no committed or uncommitted credit facility has been extended to Debtor or Borrower by Agent, Debtor waives any claim or other right which Debtor might now have or hereafter acquire against Borrower or any other person primarily or contingently liable on the Liabilities (including any Related Party) or that arises from the existence or performance of Debtor's obligations under this Agreement, including any right of subrogation, reimbursement, contribution, indemnification, or participation in any claim or remedy of Agent against Borrower or any other collateral security for the Liabilities, which Agent now has or hereafter acquires, however arising.

          14.    NOTICES.    All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Agent to its banking office indicated on the signature page to this Agreement (Attention: Banking) and if to Debtor to its address indicated on the signature page to this Agreement, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

          15.    MISCELLANEOUS.    This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois. This Agreement shall bind Debtor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a debtor to this Agreement, and shall inure to the benefit of Agent, its successors and assigns, except that neither Debtor nor any person or entity who or which becomes bound as a debtor may transfer or assign any rights or obligations hereunder without the prior written consent of Agent. Debtor agrees to pay upon written demand all reasonable expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Agent or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith. If there shall be more than one person or entity constituting Debtor, each of them shall be primarily, jointly and severally liable for all obligations hereunder. This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

          16.    WAIVER OF JURY TRIAL, ETC.    DEBTOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENTOR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF

  SECURED PARTY IS LOCATED. DEBTOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

        17.    Termination.    This Agreement and the assignments, pledges and security interests created or granted by this Agreement shall create a continuing security interest in the Collateral and shall terminate upon Borrower's satisfaction and compliance with the Leverage/Fixed Charge Requirement (as provided and defined in the Credit Agreement). Upon written notice from Borrower following such satisfaction and compliance, the Secured Party shall reassign and deliver to the Debtor all Collateral and documents then in custody or possession, and if requested by the Debtor, shall, at the cost and expense of the Debtor, execute and deliver to the Debtor for recording or filing in each office in which any assignment or financing statement relative to the Debtor or the agreement relating thereto or any part of the Collateral, shall have been filed or recorded, a termination statement or release under applicable law (including, if relevant, the UCC) releasing the Secured Party's interest therein, and such other documents and instruments as the Debtor may reasonably request all without recourse to or warranty whatsoever by the Secured Party and at the cost and expense of the Debtor.

[Signature Page for June 30, 2004 Security Agreement]

DEBTOR:
QUIXOTE CORPORATION, a Delaware corporation, as Borrower
By:
Name:	Daniel P. Gorey
Title:	Vice President, Chief Financial Officer & Treasurer
Notice Address:	c/o Quixote Corporation 35 East Wacker Drive Chicago, Illinois 60601
	Attention:	Daniel P. Gorey
	Telephone No.:	(312) 467-6755
	Facsimile No.:	(312) 467-0197

QUIXOTE TRANSPORTATION SAFETY, INC.
TRANSAFE CORPORATION
ENERGY ABSORPTION SYSTEMS, INC.
ENERGY ABSORPTION SYSTEMS (AL) LLC
SURFACE SYSTEMS, INC.
NU-METRICS, INC.
HIGHWAY INFORMATION SYSTEMS, INC.
U. S. TRAFFIC CORPORATION
(formerly known as Green Light Acquisition Corporation)
PEEK TRAFFIC CORPORATION,
(formerly known as Vision Acquisition Corporation),
as Guarantors
By:
Name:	Leslie J. Jezuit
Title:	President, Chief Executive Officer & Chairman
Notice Address:	c/o Quixote Corporation One East Wacker Drive Chicago, Illinois 60601
	Attention:	Leslie J. Jezuit
	Telephone No.:	(312) 467-6755
	Facsimile No.:	(312) 467-0197
ACCEPTED:
SECURED PARTY:
THE NORTHERN TRUST COMPANY, for Itself and, as Agent for the Lenders
By:
Name:	Ron Mallicoat
Title:	Senior Vice President
Notice Address:	The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60675
	Attention:	Ron Mallicoat
	Telephone No.:	(312) 444-3428
	Facsimile No.:	(312) 444-7028

LASALLE BANK NATIONAL ASSOCIATION
By:
Name:	Betty Latson
Title:	Senior Vice President
Notice Address:	LaSalle National Association 135 South LaSalle Street Chicago, Illinois 60603
	Attention:	Betty Latson
	Telephone No.:	(312) 904-2738
	Facsimile No.:	(312) 904-6546
HARRIS TRUST AND SAVINGS BANK
By:
Name:	Derek R. Cook
Title:	Vice President
Notice Address:	Harris Trust and Savings Bank 111 West Monroe Street Tenth Floor West Chicago, Illinois 60603
	Attention:	Derek R. Cook
	Telephone No.:	(312) 461-2246
	Facsimile No.:	(312) 293-4856
NATIONAL CITY BANK OF THE MIDWEST (f/k/a National City Bank of Michigan/Illinois)
By:
Name:	Richard Michalik
Title:	Senior Vice President
Notice Address:	National City Bank of the Midwest (f/k/a National City Bank of Michigan/Illinois) One North Franklin 36th Floor Chicago, Illinois 60606
Attention:
	Telephone No.:	(312) 384-4650
	Facsimile No.:	(312) 240-0301

EXHIBIT A to Financing Statement
of Quixote Corporation and each Subsidiary Guarantor ("Debtor")
in favor of The Northern Trust Company, as Agent ("Secured Party")
(Consisting of 1 page)

All of Debtor's right, title and interest in the following property or types of property now owned by Debtor or hereafter created or acquired by Debtor, wherever located:

          (a)   All Accounts and all Goods whose sale, lease or other disposition by the Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, the Borrower, or rejected or refused by an Account Debtor;

          (b)   All Inventory, including, without limitation, raw materials, work-in-process and finished goods;

          (c)   All goods, equipment, vehicles, leasehold improvements, and fixtures, together with accessions thereto, replacement parts therefor and commingled goods (the "Equipment" or the "Goods");

          (d)   All Software and computer programs;

          (e)   All Chattel Paper, Electronic Chattel Paper, Documents, Letter of Credit Rights, all proceeds of letters of credit, Health care insurance Receivables, Supporting Obligations, notes secured by real estate, Commercial Tort Claims [NOTE: Commercial Tort Claims to be properly attached must be specifically described.] and General Intangibles, including Payment Intangibles;

          (f)    All money, Instruments, Deposit Accounts, certificates of deposit, deposits, Investment Property, Securities, Financial Assets and other property now or at any time hereafter in the possession or under the control of Secured Party or its bailee;

          (g)   All books and records, including customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;

          (h)   All Documents of title evidencing or issued with respect to, and Supporting Obligations pertaining to, any of the foregoing; and

          (i)    All proceeds, products, replacements and increases of, additions and accessions to, and substitutions for, the property described in the foregoing part of this Section, and rights in and claims to or benefits under contracts of insurance covering any of the property described in the foregoing part of this Section.

EXHIBIT B

DEBTOR NAME:		CHIEF EXECUTIVE OFFICE ADDRESS* PRINCIPAL BUSINESS OFFICES:	STATE OF ORGANIZATION AND ORGANIZATION NUMBER:
1.	QUIXOTE CORPORATION	35 EAST WACKER DRIVE SUITE 1100 CHICAGO, IL 60601	DELAWARE—0720523
2.	QUIXOTE TRANSPORTATION SAFETY, INC.	35 EAST WACKER DRIVE SUITE 1100 CHICAGO, IL 60601	DELAWARE—2803660
3.	TRANSAFE CORPORATION	35 EAST WACKER DRIVE SUITE 1100 CHICAGO, IL 60601	DELAWARE—3197646
4.	ENERGY ABSORPTION SYSTEMS, INC.	35 EAST WACKER DRIVE SUITE 1100 CHICAGO, IL 60601 3617 CINCINNATI AVENUE ROCKLIN, CA 95765 SPIN-CAST PLASTICS, INC. 3300 NORTH KENMORE STREET SOUTH BEND, IN 46628	DELAWARE—0904033
5.	ENERGY ABSORPTION SYSTEMS (AL) LLC	250 BAMBERG DRIVE PELL CITY, AL 35125	DELAWARE—3539333
6.	SURFACE SYSTEMS, INC.	11612 LILBURN PARK ROAD ST. LOUIS, MO 63146	MISSOURI—00157025
7.	NU-METRICS, INC.	UNIVERSITY DRIVE BOX 518 UNIONTOWN, PA 15401	PENNSYLVANIA—978728
8.	HIGHWAY INFORMATION SYSTEMS, INC.	4021 STIRRUP CREEK DRIVE SUITE 100 DURHAM, NC 27703	DELAWARE—2867376
9.	U. S. TRAFFIC CORPORATION, (formerly known as Green Light Acquisition Corporation)	9603 JOHN STREET SANTA FE SPRINGS, CA 90670	DELAWARE—3594608
10.	PEEK TRAFFIC CORPORATION, (formerly known as Vision Acquisition Corporation)	2511 CORPORATE WAY PALMETTO, FL 34221 141 RAILROAD STREET BEDFORD, PA 15522	DELAWARE—3717402

*
The Chief Executive Office for each Debtor is 35 East Wacker Drive, Suite 1100, Chicago, IL 60601. The principal business office(s) of each Debtor is listed if different than the Chief Executive Office.

EXHIBIT C

        Certain assets of U.S. Traffic Corporation are on loan to Quixote Transportation Safety Mexico, S. de R.L., Eucalipto y Nogal, Lots 4-7, Manzana 8, Tecate Industrial Park, Tecate, State of Baja, California, Mexico 21430

EXHIBIT B

LEASEHOLD MORTGAGE AND SECURITY AGREEMENT

Mortgagor:	Energy Absorption Systems (AL) LLC	Mortgagee:	The Northern Trust Company, as Agent
STATE OF ALABAMA	)
):
ST. CLAIR COUNTY	)

        THIS LEASEHOLD MORTGAGE AND SECURITY AGREEMENT (herein called the "Mortgage") made this 30th day of June, 2004, by ENERGY ABSORPTION SYSTEMS (AL) LLC, a Delaware limited liability company, as Mortgagor (herein called the "Mortgagor"), to THE NORTHERN TRUST COMPANY, as Agent, for the benefit of itself and the Lenders, as defined herein (herein, together with its successors and assigns, called the "Agent").

RECITALS

        A.    Quixote Corporation, the Mortgagor's parent corporation (the "Borrower"), entered into that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 and a Second Amendment, dated as of the date hereof (the "Credit Agreement"), among the Borrower, The Northern Trust Company ("Northern") for itself and as Agent (Northern in its agency capacity the "Agent") for certain banks party thereto (the "Lenders") pursuant to which Credit Agreement the Agent and the Lenders have made, (i) Revolving Loans to the Borrower evidenced by certain Revolving Notes, dated as of May 16, 2003, in the maximum aggregate principal amount of Fifty Million Dollars and 00/100 ($50,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the "Revolving Notes") and (ii) Term Loans to the Borrower evidenced by certain Term Notes, dated as of May 16, 2003, in the aggregate principal amount of Twenty Million Dollars and 00/100 ($20,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the "Term Notes") (collectively, the Revolving Loans and Term Loans are herein called the "Loans"). Notwithstanding anything to the contrary contained herein, pursuant to the Second Amendment to the Credit Agreement, the maximum indebtedness secured hereby is $65,000,000.

        B.    In connection with the Credit Agreement, certain Subsidiaries of Borrower, including, without limitation, the Mortgagor, executed and delivered to the Agent, as a condition to the Credit Agreement, that certain Subsidiary Guaranty, dated as of May 16, 2003, in favor of the Agent for the ratable benefit of the Lenders (the "Guaranty").

        C.    Pursuant to the terms of that Mortgage and Trust Indenture, dated as of March 1, 1995, between the Industrial Development Board of the City of Pell City ("Board") and AmSouth Bank of Alabama ("Trustee") (the "Indenture"), the Board issued a certain $5,500,000 Variable/Fixed Rate Industrial Revenue Bond (Energy Absorption Systems Project) Series 1995 (the "Bond") for the purposes of financing a portion of the costs of acquiring, constructing and equipping an expansion and certain improvements to an existing manufacturing facility (the equipment, personal property and land or which the facility is located in Alabama, herein called the "Project").

        D.    Pursuant to the terms of the Indenture, the Board, to secure the payment to the bondholder of the principal and interest on the Bond, pledged and granted a mortgage, lien and security interest to the Trustee in certain real and personal property, including, without limitation, the Land, as defined herein, the Project and personal property relating thereto and the revenues and receipts paid by Mortgagor to the Board pursuant to the terms of the Lease (such liens in favor of the Trustee are herein called the "Permitted Liens").

        E.    Mortgagor is a party by assignment to and the lessee under that certain Lease as herein defined, pursuant to which Lease, the Project was leased to Mortgagor and Mortgagor acquired a leasehold interest in the Land and Project.

        F.     In consideration of the Loans made to Borrower and as security for Mortgagor's obligations to Agent under the Guaranty, the Mortgagor has executed various documents in favor of the Agent including, without limitation, the Guaranty (all the foregoing, together with this Mortgage and all loan and security documents hereafter executed by the Mortgagor and others in favor of the Agent with respect to the Loans or this Guaranty, including, without limitation, the Credit Agreement being referred to collectively herein as the "Loan Documents").

        NOW, THEREFORE, in consideration of the Loans and the promises and covenants contained herein, and in order to secure the Mortgagor's obligations under its Guaranty, including, without limitation, the payment of the Loans with the interest thereon, and any extensions or renewals thereof, and further to secure the performance of the covenants, conditions and agreements hereinafter set forth, the Mortgagor hereby does irrevocably grant, bargain, sell, convey, assign, remise, release and confirm to the Agent, and to its successors and assigns, with right of entry and possession as provided below, and grants to the Agent a security interest in, the following (herein together called the "Mortgaged Property"):

          (i)    The leasehold interest of Mortgagor in the land described in Exhibit A and B attached hereto and made a part hereof (the "Land") pursuant to that certain Lease Agreement dated October 1, 1977 by and between the Industrial Development Board of the City of Pell City and Vollrath Refrigeration, Inc., as assigned to Energy Absorption Systems, Inc. by instrument dated August 21, 1987, as supplemented by that certain Supplemental Lease Agreement dated March 1, 1995, between The Industrial Development Board of the City of Pell City and Energy Absorption Systems, Inc., as assigned to Mortgagor pursuant to that Assignment and Assumption Agreement, dated as of December 31, 2002 between Energy Absorption Systems, Inc., as assignor and Mortgagor, as assignee (the "Lease") and any right, title and interest in the fee title to said real property, as well as all development rights, air rights, water, water rights and water stock relating to the Land, and all options, privileges and rights of Mortgagor under the Lease including, but not limited to, the right to purchase the Land and Improvements thereto and right to terminate or modify the Lease and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law and in equity of the Mortgagor of, in and to the same, including but not limited to the other rights herein enumerated.

          (ii)   The leasehold interest of Mortgagor in all present and future structures, buildings, improvements and appurtenances of any kind now or hereafter situated on the Land (herein called the "Improvements") and all fixtures, fittings, apparatus, equipment and appliances of every kind and character now or hereafter attached or appertaining to the Improvements and all extensions, additions, improvements, betterments, renewals, substitutions, accessions, attachments and replacements to any of the foregoing, including, without limitation, all plumbing fixtures, ornamental and decorative fixtures, elevators, gas, steam, electric, solar and other heating, lighting, ventilating, air conditioning, refrigerating, cooking and washing equipment and appliances and sprinkling, smoke, fire and intrusion detection devices, it being intended and agreed that all such items will be conclusively considered to be a part of the real property conveyed by this Mortgage, whether or not attached or affixed to the Land.

          (iii)  The leasehold interest of Mortgagor in all appurtenances to the Land and all rights of the Mortgagor in and to any streets, roads, public places, easements or rights of way relating to the Land, including, without limitation, all rights of the Mortgagor to any septic system, sewer line, agreements, permits, easements, equipment, licenses, resolutions and related rights pertaining to any sewer and septic system on the Land.

          (iv)  The leasehold and ownership interest of Mortgagor in all building materials, equipment, fixtures, fittings and appliances of every kind and character now owned or hereafter acquired by the Mortgagor for the purpose of being used for or in connection with the Improvements, whether such building materials, equipment, fixtures, fittings and appliances are actually located on or adjacent to the Land and whether in storage or otherwise, wheresoever the same may be located, including, without limitation, all lumber and lumber products, bricks, building stones and blocks, sand, cement, roofing and flooring material, paint, doors, windows, hardware, nails, insulations, wires and wiring, plumbing and plumbing fixtures, heating and air conditioning equipment and appliances, electrical and gas equipment and appliances, pipes and piping, ornamental and decorative fixtures and all gas, steam, electric, solar and other heating, lighting, ventilating, air conditioning, refrigerating, cooking and washing equipment and appliances.

          (v)   All right, title and interest Mortgagor now has or hereafter required all furniture, machinery, equipment, appliances and other personal property of every kind and character located on or used in connection with the Land and the Improvements and all extensions, additions, improvements, betterments, renewals, substitutions, accessions, attachments and replacements to any of the foregoing, including, without limitation, all furniture (including desks, tables, chairs, sofas, shelves, lockers and cabinets), office furnishings, appointments and supplies, office machines, equipment, appliances and apparatus, gas, steam, electric, solar and other heating, lighting, ventilating, air conditioning, refrigerating, cooking, washing and cleaning equipment and appliances, floor and window coverings and treatments (including rugs, carpets, draperies, shades, curtains and awnings), building maintenance equipment, appliances and apparatus, tools, implements and instruments, and machinery, equipment and apparatus used or useful in the manufacture, fabrication, production, processing, assembly, handling, conversion, treatment, storage and distribution of goods, raw materials, products, merchandise, articles, stock, wares and commodities.

          (vi)  All the rents, revenues, receipts, royalties, issues, income and profits derived or arising from the Mortgaged Property and all rights of the Mortgagor under all present and future leases and subleases affecting the Land and the Improvements.

provided, notwithstanding the foregoing, the parties intend and agree that the above-described Mortgaged Property shall be the same, constitute and be limited to that property and rights demised and leased to Mortgagor pursuant to the terms of the Lease.

            This instrument secures:

          (1)   The payment and performance of the Mortgagor's indebtedness and obligations under the Guaranty, including all extensions, renewals, substitutions, modifications and replacements of the Guaranty.

          (2)   The payment and performance of the obligations of the Mortgagor under this Mortgage and the obligations of the Mortgagor and other parties under the other Loan Documents.

          (3)   The payment of all sums advanced or paid out by the Agent under any provision of this Mortgage or the other Loan Documents or to protect the security of this Mortgage.

          (4)   The payment and performance of the Mortgagor's obligations under all other present and future agreements executed by the Mortgagor or other parties in favor of the Agent and relating to the Guaranty or any one or more of the Loan Documents.

        The indebtedness referred to in the above identified items (1)-(4) are referred to as "indebtedness secured hereby".

        TO HAVE AND TO HOLD the Mortgaged Property and all parts thereof unto the Agent and to its successors and assigns forever, subject however to the terms and conditions contained herein;

        PROVIDED, HOWEVER, that these presents are upon the condition that, if upon the earlier to occur of (i) the Mortgagor paying or causing to be paid to the Agent, for the ratable benefit of the Lenders, the principal and interest payable in respect to the Loan Documents and the Mortgagor is released by Agent of its obligations under the Guaranty, at the times and in the manner stipulated therein and herein, and shall pay and discharge, or cause to be paid and discharged, all other indebtedness secured hereby, and shall perform and observe or cause to be performed and observed all the covenants and promises contained in the Guaranty, this Mortgage and all the other Loan Documents, and any extension, renewal, substitution, modification or replacement thereof, expressed to be performed and observed by the Mortgagor or Borrower and the other parties thereto, or (ii) the Borrower's satisfaction and compliance with the Leverage/Fixed Charge Requirement as defined in and pursuant to the terms of the Credit Agreement, all without fraud or delay, then this Mortgage, and all the properties, interest and rights hereby granted, bargained, and sold shall cease, terminate and be void and shall otherwise no longer remain in full force and effect.

ARTICLE I

COVENANTS OF THE MORTGAGOR

        In addition to covenants contained elsewhere herein, the Mortgagor covenants and agrees with the Agent as follows:

        Section 1.1    Performance of Guaranty.    The Mortgagor covenants and agrees to pay, perform and observe all covenants, terms, conditions and obligations contained herein, the Guaranty and in the other Loan Documents in accordance with their respective terms and to duly and punctually pay the principal and interest due under the Note and all other indebtedness secured hereby.

        Section 1.2    Warranty of Title.    The Mortgagor covenants that it has a valid leasehold interest in the Land and real property hereby mortgaged and has good and absolute title to all existing personal property hereby mortgaged and has good right, full power and lawful authority to convey, encumber and mortgage the same in the manner and form aforesaid; that the same is free and clear of all liens, charges and encumbrances whatsoever except for Permitted Liens and other liens as shown on the Title Report issued by First American Title Insurance Company, dated July 15, 2004 applicable to this Mortgage, including, as to personal property and fixtures, conditional sales contracts, chattel mortgages, security agreements, financing statements and anything of a similar nature; and that the Mortgagor will warrant and forever defend the title thereto unto the Agent and its successors and assigns against the claims of all persons whomsoever. The Mortgagor hereby convenants and represents that the Lease is in full force and effect and that it is not in default under any of the terms thereof.

        Section 1.3    Further Assurances; After Acquired Property.    The Mortgagor covenants and represents that the Guaranty and all the Loan Documents executed by the Mortgagor have been duly executed and delivered and are valid and enforceable obligations of the Mortgagor in accordance with the terms thereof. The Mortgagor agrees to execute and deliver to the Agent on demand and at the Mortgagor's expense any documents, additional mortgages and instruments of further assurance required or desired by the Agent to effectuate, complete, enlarge, perfect, continue and preserve (a) the obligations of the Mortgagor under the Guaranty, this Mortgage and the other Loan Documents and (b) the lien of this Mortgage, subject to the Permitted Liens, as a [first and prior] lien upon all the Mortgaged Property, whether now owned or hereafter acquired by the Mortgagor. Upon any failure of the Mortgagor to execute and deliver any such instruments, the Agent may execute and record any such instruments for and in the name of the Mortgagor, and the Mortgagor irrevocably appoints the Agent, the agent and the attorney-in-fact of the Mortgagor for such purpose. The lien hereof will automatically attach, without further act, to all after-acquired property attached to, made a part of or substituted for any of the Mortgaged Property.

        Section 1.4    Assignment of Leases and Rents.    To the extent that Mortgagor has any right or interest in the same, all the existing and future rents, revenues, royalties, issues, income and profits of the Mortgaged Property that arise from its use or occupancy, including, without limitation, security deposits and advance rentals (herein together called the "Rents") and all leases, subleases or management, leasing or occupancy agreements pertaining to the Land or the Improvements (herein together called the "Leases") are hereby absolutely and presently assigned to the Lender.

        The Mortgagor will not execute any Leases without first having received the prior written approval from the Lender of the form and content of the same. Without limiting the foregoing, any managing, leasing or similar fee shall be subordinated to the lien of this Mortgage.

        Without the prior written consent of the Lender, the Mortgagor will not accept prepayments of rent exceeding one month under any of the Leases, nor modify or amend any of the Leases, nor in any manner impair the Mortgagor's interest in the Rents. The Mortgagor will perform all covenants of the lessor under the Leases. Simultaneously with the execution hereof, the Mortgagor will execute and deliver to the Lender for recordation an assignment of leases in form acceptable to the Lender.

        (a)   If required by the Lender, the Leases must provide, in a manner approved by the Lender, that the Leases are junior and subordinate to the lien of this Mortgage, and that the tenant will recognize as its lessor any person succeeding to the interest of the Mortgagor upon any foreclosure of this Mortgage.

        (b)   Nothing herein shall render the Lender liable under any existing or future Leases, regardless of the collection of rents thereunder, for any of the covenants or agreements of the Mortgagor under such Leases.

        Section 1.5    Transfer Prohibited.    If the Mortgaged Property, or any part thereof, is sold, transferred, conveyed, leased, assigned or encumbered in any manner, voluntarily or involuntarily without the Agent's prior written consent, then such sale, transfer, conveyance, assigned, or encumbrance shall constitute a default under this Mortgage and the Agent, at its option, may declare the indebtedness secured hereby plus accrued interest due and payable. If any of the membership interests of Mortgagor shall be sold, conveyed, transferred, assigned or exchanged after the execution and delivery of this Mortgage (other than to the Borrower), such transfer shall constitute a transfer or conveyance of the Property which is hereby prohibited.

        Section 1.6    Compliance with Laws.    The Mortgagor will promptly comply with all present and future laws, ordinances, rules, regulations and requirements of all governmental authorities having jurisdiction over the Mortgaged Property or any part thereof including, without limitation, all zoning regulations and building codes. Without the prior written consent of the Agent, the Mortgagor will not seek, make or consent to any change in the zoning or conditions of use of the Mortgaged Property. The Mortgagor will comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Mortgaged Property.

        Section 1.7    Books and Records. Financial Statements. Property Income and Expense Statement.    The Mortgagor will keep true and correct financial books and records in which it will make full and correct entries of all its business activities and financial affairs and the operation of the Mortgaged Property sufficient to reflect correctly the results of all operations, leasing and other income-producing activities by the Mortgagor on the Mortgaged Property, and to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. The Agent will have the right to examine, copy and audit the Mortgagor's records and books of account at all reasonable times in a manner otherwise consistent with the Credit Agreement. The Mortgagor will deliver to the Agent at such times and in such form and containing such information as shall be required by the Agent, financial statements, including, without limitation, balance sheets, profit-and-loss statements, income and expense statements and all schedules and exhibits thereto as are customarily required by sound accounting practice in a manner otherwise consistent with the Credit Agreement. Such statements and information shall be prepared in accordance with generally accepted accounting principles by the Mortgagor or, at the Agent's option, by an independent certified public accountant approved by the Agent in advance of delivery of such statements and information.

        Section 1.8    Performance by the Agent.    The Mortgagor will, at its own expense, appear in and defend any action or proceeding that might affect the Agent's security or the rights or powers of the Agent or that purports to affect any of the Mortgaged Property. If the Mortgagor fails to perform any covenant, condition, term or agreement contained in this Mortgage, or if any action or proceeding of any kind (including but not limited to any bankruptcy, insolvency, arrangement, reorganization or other debtor-relief proceeding) is commenced which might affect the Agent's interest in the Mortgaged Property or the Agent's right to enforce its security, then the Agent may, at its option, take any actions and disburse any sums as may be necessary or desirable to protect or enforce this Mortgage or to remedy the failure of the Mortgagor to perform its covenants (without, however, waiving any default of the Mortgagor). The Mortgagor agrees to pay all reasonable expenses of the Agent thus incurred (including, without limitation, fees and disbursements of counsel). Any such expenses incurred by the Agent will be additional indebtedness of the Mortgagor to the Agent secured by this Mortgage, will bear interest at the after-maturity rate specified in the Guaranty and will be payable by the Mortgagor upon demand. The Agent shall be the sole judge of the necessity for any such actions and of the amount to be paid or expended in connection therewith. The Agent is hereby empowered to enter and to authorize others to enter upon the Land or any part thereof for the purpose of performing or observing any defaulted covenant, condition, term or agreement hereof, without thereby becoming liable to the Mortgagor or any party in possession holding under the Mortgagor. This paragraph will not be construed to require the Agent to incur any expenses or take any actions.

        Section 1.9    Personal Property.

        (a)   This Mortgage constitutes a SECURITY AGREEMENT with respect to all personal property in which the Agent is granted a security interest hereunder and constitutes a lien on such property, and the Agent shall have all the rights and remedies of a secured party under the Alabama Uniform Commercial Code as well as all other rights and remedies available at law or in equity. The Mortgagor hereby agrees to execute and deliver on demand and to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as the Agent may require in order to impose or perfect, or continue the perfection of, the lien or security interest created hereby. Upon any failure of the Mortgagor to execute and deliver any such instruments, the Agent may execute and record any such instruments for and in the name of the Mortgagor, and the Mortgagor irrevocably appoints the Agent the agent and the attorney-in-fact of the Mortgagor for such purpose. Upon the occurrence of an Event of Default hereunder, the Agent shall have the right to cause any of the Mortgaged Property which is personal property and subject to the security interest of the Agent hereunder to be sold at any one or more public or private sales as permitted by applicable law, and the Agent shall further have all other rights and remedies, whether at law, in equity or by statute, as are available to secured creditors under applicable law. Any such disposition may be conducted by an employee or agent of the Agent. Any person, including both the Mortgagor and the Agent, shall be eligible to purchase any part or all of such property at such disposition.

        (b)   The expenses of retaking, holding, preparing for sale, selling or the like shall be borne by the Mortgagor and shall include the Agent's attorneys' fees and legal expenses. Upon demand of the Agent the Mortgagor shall assemble such personal property and make it available to the Agent at the Land, a place which is hereby deemed to be reasonably convenient to the Agent and the Mortgagor. The Agent shall give the Mortgagor at least five (5) days' prior written notice of the time and place of any public sale or other disposition of such property or of the time of or after which any private sale or other intended disposition is to be made, and if such notice is sent to the Mortgagor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to the Mortgagor.

        Section 1.10    Expenses.    The Mortgagor will pay or reimburse the Agent for all reasonable costs and expenses (including, without limitation, attorneys' fees) incurred by the Agent in connection with execution, delivery, filing and enforcement of this Mortgage (including, without limitation, all title, recording, survey, and legal fees and expenses, including fees and expenses of Alabama counsel retained by Agent), in any proceeding involving the estate of a decedent or an insolvent, or in any action, proceeding or dispute of any kind in which the Agent is involved or is made a party, or appears as party plaintiff or defendant, affecting the Guaranty, Mortgage, the other Loan Documents, the Mortgagor or the Mortgaged Property, including, without limitation, the foreclosure of this Mortgage, any condemnation action involving the Mortgaged Property or any action to protect the security hereof or to enforce any provision hereof and in any situation where the Agent employs an attorney to protect the Agent's rights hereunder, whether or not legal proceedings are commenced or involved. Any such expenses incurred by the Agent will be additional indebtedness of the Mortgagor to the Agent secured by this Mortgage, will bear interest at the after-maturity rate specified in the Guaranty and will be payable by the Mortgagor upon demand.

        Section 1.11    Sewage Systems.    The Mortgagor understands that any septic system, sewage treatment facility or sewer line on the Land or to be constructed from the Land to a public sewer line and all personal property appurtenant thereto and rights therein are conveyed to the Agent hereunder as part of the Mortgaged Property, whether located on the Land or adjacent to or connected with the same. The Mortgagor covenants not to allow any connections to any such sewer facility or sewer line or to allow any person to use the sewer facility or sewer line or to make any modifications in the plans and specifications or construction contract for the construction of any such sewer facility or sewer line without the prior written consent of the Agent. The Mortgagor understands that such consent may be withheld and/or conditioned upon receipt of documentation and assurances acceptable to the Agent and that the Agent will have the first right and lien as secured hereby to any moneys or revenues arising from any such connections or use.

        Section 1.12    Insurance Premium and Tax Payments.    The Mortgagor will pay to the appropriate governmental authority and insurer, as applicable, the taxes, assessments and hazard insurance premiums as sufficient to enable when they become due, all taxes, assessments, casualty insurance premiums and other similar charges against the Mortgaged Property or any part thereof. In the event Mortgagor shall fail to pay such premiums or taxes, upon demand of the Agent, the Mortgagor agrees to deliver to the Agent such additional moneys as are necessary to make up any deficiencies in the amounts necessary to enable the Agent to pay in full such taxes, assessments, insurance premiums and similar charges as may be due and payable. In the event of an occurrence of an Event of Default under any of the Loan Documents as herein or therein defined, the Agent may apply to the reduction of the sums secured hereby, in such manner as the Agent shall determine, any such amount remaining to the Mortgagor's credit.

        Section 1.13    Other Taxes, Utilities and Liens.

        (a)   The Mortgagor will pay promptly when and as due, and will promptly deliver to the Agent receipts for the payment of, all taxes, assessments, water rates, dues, charges, fines and impositions of every nature whatsoever levied, assessed or imposed upon or against the Mortgaged Property or any part thereof, or upon the interest of the Agent in the Mortgaged Property, as well as all income taxes, assessments and other governmental charges lawfully levied and imposed by the United States of America or any state, county, municipality, district or other taxing authority upon the Mortgagor or in respect of the Mortgaged Property or any part thereof, or any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property prior to or equal to the lien of the Mortgage for any amounts secured hereby or would have priority over or equality with the Mortgage in distribution of the proceeds of any foreclosure sale of the Mortgaged Property or any part thereof.

        (b)   The Mortgagor will promptly pay all charges by utility companies, whether public or private, for electricity, gas, water, sewer or other utilities.

        (c)   The Mortgagor will promptly pay and will not suffer any mechanic's, laborer's, statutory or other lien which might or could be prior to or equal to the lien of the Mortgage to be created or to remain outstanding upon any of the Mortgaged Property.

        (d)   In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of mortgages or debts secured by mortgages or the manner of collecting taxes so as to affect adversely the Agent with respect to the Loans, the entire balance of the principal sum secured by the Mortgage and all interest accrued thereon shall without notice become due and payable forthwith at the option of the Agent.

        Section 1.4    Insurance.

        (a)   The Mortgagor will procure, deliver to and maintain for the benefit of the Agent during the life of this Mortgage, insurance policies in such amounts as the Agent shall require, but in no event less than the full replacement cost of all the Improvements and with no more than $5,000 deductible from the loss payable for any casualty, with extended coverage endorsement, insuring the Mortgaged Property against fire, flood, liability, vandalism and malicious mischief, tornado, war damage (if available), collapse, loss of rents or rental value (with coverage in an amount to cover a minimum of six (6) months of fair rental value or projected gross annual rentals at 100% occupancy of the Mortgaged Property), business interruption and such other insurable hazards, casualties and contingencies as the Agent may reasonably require. If the Land is located in a flood hazard area or if required pursuant to §102 of the Flood Disaster Protection Act of 1973, flood insurance in an amount acceptable to the Agent shall also be provided by the Mortgagor. The policies shall include, without limitation, a "Replacement Cost Endorsement," boiler and machinery insurance covering pressure vessels, sewage treatment facilities, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment and insurance against loss of occupancy or use arising from any such breakdown. All such policies and the companies issuing them shall be acceptable to the Agent. All policies shall contain (i) a standard, non-contributory mortgagee endorsement making losses payable to the Agent and (ii) an obligation of the insurer to notify the Agent in writing not less than ten (10) days prior to any cancellation or change in coverage. At least fifteen (15) days prior to the expiration date of all such policies, renewals thereof satisfactory to the Agent shall be delivered to the Agent. The Mortgagor shall deliver to the Agent receipts evidencing the payment of all such insurance policies and renewals. In the event of the foreclosure of this Mortgage or any other transfer of title to the Mortgaged Property in extinguishment of the indebtedness secured hereby, all right, title and interest of the Mortgagor in and to all insurance policies then in force shall pass to the purchaser or grantee.

        (b)   The Agent is hereby authorized and empowered to adjust or compromise any loss under any insurance policies on the Mortgaged Property and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to the Agent instead of to the Mortgagor and the Agent jointly. After deducting from said insurance proceeds any expenses incurred by it in the collection or handling of such proceeds, the Agent may apply the net proceeds, in its sole discretion, either toward restoring the Improvements or as a credit on any portion of the indebtedness secured hereby whether then matured or to mature in the future, or at the option of the Agent, such sums either wholly or in part may be paid over to the Mortgagor to be used to repair the Improvements or to construct new improvements in their place or for any other purpose or object satisfactory to the Agent without affecting the lien of the Mortgage for the full amount secured hereby before such payment took place. The Agent shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

        Section 1.5    Condemnation.    If all or any part of the Land or the Improvements shall be damaged or taken through condemnation (which term when used in this Mortgage shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, the entire indebtedness secured hereby shall at the option of the Agent become immediately due and payable. The Agent shall be entitled to all compensation, awards and other payments or relief thereof and is hereby authorized, at its option, to commence, appear in and prosecute in its own or the Mortgagor's name any action or proceeding relating to any condemnation. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by the Mortgagor to the Agent, which, after deducting therefrom all its expenses, including attorney's fees, may release any moneys so received by it without affecting the lien of this Mortgage or may apply the same in such manner as the Agent shall determine to the payment of the indebtedness secured hereby, and any balance of such moneys then remaining shall be paid to the Mortgagor. The Mortgagor agrees to execute such further assignments of any compensations, awards, damages, claims, rights of action and proceeds as the Agent may require.

        Section 1.16    Care of the Property. Inspection.

        (a)   The Mortgagor will preserve and maintain the Mortgaged Property in good condition and repair and will not commit or suffer any waste and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Mortgaged Property or any part thereof or which might invalidate any insurance carried on the Mortgaged Property.

        (b)   Except as otherwise provided herein, no buildings, fixtures, personal property or other part of the Mortgaged Property shall be removed, demolished or substantially altered without the prior written consent of the Agent. The Mortgagor may sell or otherwise dispose of, free from the lien of this Mortgage, furniture, furnishings, equipment, appliances, machinery, fixtures or appurtenances which are subject to the lien hereof and which may become worn out, undesirable, obsolete, disused or unnecessary for use in the operation of the Mortgaged Property, not exceeding in value at the time of disposition thereof Five Thousand Dollars ($5,000.00) for any single transaction, or a total of Twenty-Five Thousand Dollars ($25,000.00) in any one year, upon replacing the same by, or substituting for the same, other furniture, furnishings, equipment, appliances, machinery, fixtures or appurtenances not necessarily of the same character but of at least equal value to the Mortgagor and costing not less than the amount realized from the property sold or otherwise disposed of, and such replacement or substitute property shall forthwith become, without further action, subject to the lien of this Mortgage.

        (c)   If the Mortgaged Property or any part thereof is damaged by fire or any other cause, the Mortgagor will give immediate written notice of the same to the Agent.

        (d)   If all or any part of the Mortgaged Property shall be damaged by fire or other casualty, the Mortgagor will promptly restore the Mortgaged Property to the equivalent of its original condition, regardless of whether insurance proceeds exist, are made available or are sufficient. If any part of the Mortgaged Property shall be physically damaged through condemnation, the Mortgagor will promptly restore, repair or alter the remaining property in a manner satisfactory to the Agent.

        Section 1.17    Estoppel Affidavits.    Within ten (10) days after written request from the Agent, the Mortgagor shall furnish a written statement, duly acknowledged, setting forth the unpaid rent and other amounts due on the Lease and stating whether or not any offsets or defenses exist against such rent or amounts, specifying the nature of the same.

        Section 1.18    Environmental Matters.

        (a)   The Mortgagor represents and warrants that the Mortgagor as the tenant of the Mortgaged Property will fully comply with all applicable federal, state or local laws, ordinances and regulations governing or pertaining to the use, generation, manufacture, release, storage or disposal of hazardous, toxic or dangerous waste, substances or materials (herein collectively called "Hazardous Substances") defined as such in or for purposes of CERCLA and all other applicable federal, state or local laws, ordinances and regulations. The Mortgagor will adequately secure, protect and supervise the Mortgaged Property to prevent unregulated, unpermitted or illegal generation, manufacture, release, storage or disposal of any Hazardous Substance.

        (b)   The Mortgagor further agrees to indemnify the Agent from loss (including, without limitation, attorneys' fees) arising directly or indirectly by reason of the violation, whether past, present or future, of the foregoing warranties, representations and agreements and arising from the use, generation, manufacture, release, storage or disposal of any Hazardous Substance on the Mortgaged Property.

        (c)   The Agent shall have the right, without prior notice, to conduct an inspection of the Mortgaged Property for Hazardous Substances, including, without limitation, asbestos, at any time during the term of the Loan and in sufficient detail to permit the Agent to determine whether Hazardous Substances are present, in use or have been disposed of on the Mortgaged Property. The Mortgagor will pay or reimburse the Agent for all reasonable expenses incurred in connection with any environmental inspection of the Mortgaged Property and any such expenses will be additional indebtedness of the Mortgagor to the Agent secured by this Mortgage and will be payable on demand; provided, however, that Mortgagor's obligation to reimburse shall only be applicable as to one (1) inspection annually. The Agent is hereby empowered to enter and to authorize others to enter upon the Land or Improvements for the purpose of performing an environmental inspection, without thereby becoming liable to the Mortgagor or any party in possession holding under the Mortgagor.

        Section 1.19    Compliance with Lease.    Mortgagor will pay or cause to be paid all rent and other charges required under the Lease as and when the same are due and will promptly and faithfully observe, abide by, discharge and perform, or cause to be kept, observed, discharged and performed, all other terms, obligations, covenants, agreements, indemnities, representations, warranties or liabilities or the Lease on the part of the lessee thereunder to be kept, observed, discharged and performed, and will not without the express written consent of the Agent (i) in any manner, cancel terminate or surrender, or permit the cancellation, termination or surrender of the Lease, in whole or in part, (ii) modify, amend or permit any modification or amendment of any of the terms thereof or (iii) permit the subordination of its leasehold interest under the Lease to any mortgage other than this mortgage; and any attempt on the part of Mortgagor to do any of the foregoing without such written consent of the Agent shall constitute an immediate Event of Default hereunder.

ARTICLE II

EVENTS OF DEFAULT AND REMEDIES

        Section 2.1    Events of Default.    The following shall be "Events of Default" hereunder, and the term "Event of Default" as used herein shall mean any one or more of the following events:

        (a)   The failure by the Mortgagor to make any payment required by the Guaranty or by the other Loan Documents or the failure to pay any other indebtedness secured hereby in each case after giving effect to any applicable notice, grace or cure period;

        (b)   The failure by the Mortgagor to perform any other covenant, condition or agreement contained in this Mortgage or in the other Loan Documents and the continuation of such failure for a period of fifteen (15) days after receipt of notice of such default (or with respect to the Loan Documents, any other applicable notice, grace or cure period);

        (c)   The termination or suspension by the Mortgagor of its business, or an attachment or judicial seizure of any substantial part of the Mortgagor's assets;

        (d)   The filing by the Mortgagor of a voluntary petition in bankruptcy or the Mortgagor's adjudication as a bankrupt or insolvent, or the filing by the Mortgagor of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the Mortgagor's seeking or consenting to or acquiescence in the appointment of any trustee, receiver or liquidator of the Mortgagor or Borrower or of all or any substantial part of the Mortgaged Property or of any or all of the Rents, or the making of any general assignment for the benefit of creditors or the admission in writing of its inability to pay its debts generally as they become due;

        (e)   The entry by a court of competent jurisdiction of an order, judgment or decree approving a petition filed against the Mortgagor or Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the date of entry thereof, or the appointment of any trustee, receiver or liquidator of the Mortgagor or Borrower or of all or any substantial part of the Mortgaged Property or of any or all of the Rents without the consent or acquiescence of the Mortgagor which appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive);

        (f)    The occurrence of a breach of or default or an Event of Default under, or the failure to perform or the violation of any term, covenant, agreement, condition, provision, representation or warranty contained in, any Loan Document (in each case subject to any applicable notice, grace or cure period);

        (g)   Any warranty, representation, disclosure or other statement made to the Agent by the Mortgagor or by any other party in any of the Loan Documents or in any loan application being false or misleading in any material respect at the time made;

        (h)   The occurrence of any other event which under the Guaranty or under any other Loan Document constitutes a default or an Event of Default by the Mortgagor or Borrower or other party to such Loan Document or gives the Agent the right to accelerate the maturity of all or any part of the indebtedness secured by this Mortgage;

        (i)    The declaration or determination by a court of competent jurisdiction that any term, condition, covenant or agreement contained in the Guaranty, this Mortgage, any of the other Loan Documents or any document evidencing or securing any indebtedness secured hereby is invalid or unenforceable and as a result of such declaration or determination, the rights of other Lenders under such agreements are adversely affected;

        (j)    The occurrence of a default by the Mortgagor in the payment of any indebtedness of the Mortgagor to any other party or a default by the Mortgagor under any loan or security agreement or under any material lease obligation with any other party which would be a Default under the Credit Agreement and the failure to cure any such default within fifteen (15) days after written notice to the Mortgagor from the Agent; or

        (k)   The entry of a final judgment against the Mortgagor which would be a Default under the Credit Agreement.

        Section 2.2    Remedies.    Upon the occurrence of an Event of Default, the Agent may, at its continuing option, and without notice to or demand upon the Mortgagor:

        (a)   Declare all or any part of the indebtedness secured by this Mortgage and the interest accrued thereon to be due and payable immediately;

        (b)   Enter onto and take possession of the Mortgaged Property and manage and operate the same, all as more particularly provided hereafter;

        (c)   [Collect the Rents as more particularly provided hereinafter;]

        (d)   Cause all or any part of the Mortgaged Property to be sold under the power of sale granted by this Mortgage in any manner permitted by applicable law as more particularly provided hereinafter; or

        (e)   Exercise any other right or remedy granted hereunder or under any of the other Loan Documents or available at law or in equity.

        Section 2.3    Right of Agent to Enter and Take Possession.

        (a)   If an Event of Default shall have occurred, upon demand of the Agent the Mortgagor shall forthwith surrender to the Agent the actual possession of the Mortgaged Property, and if and to the extent permitted by law, the Agent may enter and take possession of all or any part of the Mortgaged Property and may exclude the Mortgagor and its agents and employees wholly therefrom.

        (b)   Upon every such entering upon or taking of possession, the Agent may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property, (ii) insure or keep the Mortgaged Property insured, (iii) manage and operate the Mortgaged Property and exercise all the rights and powers of the Mortgagor in its name or otherwise with respect to the same and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted the Agent, all as the Agent from time to time may determine to be to its best advantage, and the Agent may collect and receive all the Rents of such Mortgaged Property including those past due as well as those accruing thereafter.

        (c)   [The Agent may deduct from such Rents (i) all expenses of taking, holding, managing and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes), (ii) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements and purchases and acquisitions, (iii) the cost of such insurance, (iv) such taxes, assessments and other changes prior to the lien of this Mortgage as the Agent may determine to pay, (v) other proper charges upon the Mortgaged Property or any part thereof, and (vi) the reasonable compensation, expenses and disbursements of the attorneys and agent of the Agent. The Agent shall apply the remainder of the moneys so received to the payment of the indebtedness and obligations secured by this Mortgage, whether due or to become due, in whatever order and proportions the Agent elects in its absolute discretion and without regard to the adequacy of its security.]

        (d)   Whenever all such Events of Default have been cured and satisfied, the Agent may, at its option, surrender possession of the Mortgaged Property to the Mortgagor, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur.

        Section 2.4    Collection of Rents.    If an Event of Default shall have occurred, the Agent may collect the Rents itself or by an agent or receiver. No action taken by the Agent to collect any Rents will make the Agent a "mortgagee-in-possession" of the Mortgaged Property, and possession by a court-appointed receiver will not be considered possession by the Agent. All Rents collected by the Agent or a receiver will be applied first to pay all expenses of collection, and then to the payment of all costs of operation and management of the Mortgaged Property, and then to the payment of the indebtedness and obligations secured by this Mortgage in whatever order and proportions the Agent elects in its absolute discretion and without regard to the adequacy of its security.

        Section 2.5    Power of Sale.    If an Event of Default shall have occurred, the Agent may sell the Mortgaged Property at public outcry to the highest bidder for cash in front of the courthouse door in the county where the Land is located, either in person or by auctioneer, after having first given notice of the time, place and terms of sale, together with a description of the property to be sold, by publication once a week for three (3) successive weeks prior to said sale in some newspaper published in said county. Upon payment of the purchase money, the Agent or any person conducting the sale for the Agent is authorized to execute to the purchaser at said sale a deed to the property so purchased. The Agent may bid at said sale and purchase said property or any part thereof if the highest bidder therefor. At any foreclosure sale the Mortgaged Property may be offered for sale and sold as a whole without first offering it in any other manner or may be offered for sale and sold in any other manner the Agent may elect in its sole discretion.

        Section 2.6    Application of Sale Proceeds.    The proceeds of any sale under this Mortgage will be applied in the following manner:

          First, to the payment of the costs and expenses of the sale, including but not limited to the Agent's fees, legal fees and disbursements, title charges and transfer taxes, and payment of all expenses, liabilities and advances of the Agent, together with interest at the rate provided under the Note on all advances made by the Agent.

          Second, to the payment of all sums expended by the Agent under the terms of this Mortgage and not yet repaid, together with interest on such sums at the rate provided herein.

          Third, to the payment of the indebtedness and obligations secured by this Mortgage, whether due or to become due, in whatever order and proportions the Agent elects in its absolute discretion and without regard to the adequacy of its security.

          Fourth, to the remainder, if any, to the person or persons appearing of record to be the owner of the property sold.

        Section 2.7    Agent's Option on Foreclosure.    At the option of the Agent, this Mortgage may be foreclosed as provided by law or in equity, in either event a reasonable attorneys' fee shall, among other costs and expenses, be allowed and paid out of the proceeds of the sale. The Agent may, at its option, foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Property, and in the event the Agent exercises its option to foreclose the Mortgage in equity, the failure to make any such tenants parties defendants to any such foreclosure proceeding and to foreclose their rights will not be, nor be asserted to be by the Mortgagor, a defense to any proceedings instituted by the Agent to collect the sums secured hereby.

        Section 2.8    Receiver.

        (a)   If an Event of Default shall have occurred, the Agent, upon application to a court of competent jurisdiction, shall be entitled, without notice and without regard to the adequacy of any security for the indebtedness hereby secured or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Mortgaged Property and to collect the Rents.

        (b)   The Mortgagor will pay to the Agent upon demand all expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the provisions of this paragraph. All such expenses will be additional indebtedness of the Mortgagor to the Agent secured by this Mortgage, will bear interest at the after-maturity rate specified in the Guaranty and will be payable by the Mortgagor upon demand.

        Section 2.9    Waiver of Manner of Sale.    The Mortgagor waives all rights to direct the order or manner in which any of the Mortgaged Property will be sold in the event of any sale under this Mortgage, and also any right to have any of the Mortgaged Property marshalled upon any sale. The Agent may in its discretion sell any real and personal property together or in parts, in one or more sales, and in any sequence the Agent selects.

        Section 2.10    Suits to Protect the Mortgaged Property.    The Agent shall have power (a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property and in the Rents and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of the Agent.

ARTICLE III

GENERAL PROVISIONS

        Section 3.1    Waiver of Exemption.    The Mortgagor waives all rights of exemption pertaining to real or personal property as to any indebtedness secured by or that may be secured by this Mortgage, and the Mortgagor waives the benefit of any statute regulating the obtaining of a deficiency judgment or requiring that the value of the premises be set off against any part of the indebtedness secured hereby.

        Section 3.2    Delay or Omission No Waiver.    No delay or omission of the Agent or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or acquiescence therein, and every right, power and remedy given by this Mortgage to the Agent may be exercised from time to time and as often as may be deemed expedient by the Agent.

        Section 3.3    No Waiver of One Default to Affect Another.

        (a)   No waiver of any Event of Default hereunder shall extend to or shall affect any subsequent or any other Event of Default or shall impair any rights, powers or remedies consequent thereto.

        (b)   If the Agent (i) grants forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment thereof, (iii) waives or does not exercise any right granted herein or in the Guaranty, (iv) releases any part of the Mortgaged Property from the lien of this Mortgage or otherwise changes any of the terms of the Guaranty or this Mortgage, (v) consents to the filing of any map, plat or replat of the Land, (vi) consents to the granting of any easement on the Land, (vii) makes or consents to any agreement subordinating the lien hereof, or (viii) enters into any agreement with the Mortgagor or any partner or stockholder thereof or any one or more of them changing any term of the Guaranty or the other Loan Documents or releasing any partner or stockholder of the Mortgagor or any security or respecting any matter whatsoever, then any such act or omission shall not release, discharge, modify, change or affect the original liability under the Guaranty, this Mortgage or otherwise of the Mortgagor or any subsequent purchaser of the Mortgaged Property or any part thereof, or any maker, co-signer, endorser, surety or guarantor, nor shall any such act or omission preclude the Agent from exercising any right, power or privilege herein granted or intended to be granted upon an Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by the Agent, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, the Agent, without notice to any party is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

        Section 3.4    Discontinuance of Proceedings.    Position of Parties Restored. In case the Agent shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case the Mortgagor and the Agent shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Agent shall continue as if no such proceeding has been taken.

        Section 3.5    Remedies Cumulative.    No right, power or remedy conferred upon or reserved to the Agent by this Mortgage is intended to be exclusive of any right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute. The Agent may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

        Section 3.6    Notices.    All notices given under this Mortgage must be in writing and will be effectively served by personal delivery or by certified United States mail, postage prepaid, to the Agent and the Mortgagor at the addresses appearing above. Such addresses may be changed by either party by written notice to the other party. The service of any notice of default or notice of sale under this Mortgage will be effective on the date of mailing.

        Section 3.7    Inspection.

        (a)   The Agent and its respective agents and representatives will have the right at any reasonable time to enter the Property and inspect all parts thereof. The Agent will also have the right to examine, copy and audit the books, records, accounting data and other documents of the Mortgagor relating to the Mortgaged Property.

        (b)   The Agent is under no duty to supervise or inspect the Mortgaged Property or the operation of the Mortgaged Property or to examine any books and records. Any inspection or examination by the Agent is for the sole purpose of protecting the Agent's security and preserving the Agent's rights under this Mortgage. No default of the Mortgagor will be waived by any inspection by the Agent.

        Section 3.8    Status and Authority.    (a) The Mortgagor warrants that (i) it is a limited liability company duly organized and validly existing, in good standing under the laws of the State of Delaware, (ii) it is duly qualified to do business and is in good standing in the State of Alabama, (iii) it has the power, authority and legal right to carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan Documents and (iv) the execution and delivery of the Loan Documents by Mortgagor and the performance and observance of the provisions thereof have been duly authorized by all necessary action.

        (b)   The Mortgagor agrees that so long as any of its obligations hereunder or under the Loan Documents remain unsatisfied, it will not dissolve or liquidate (in whole or in part) its existence and that it will maintain its existence and will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or partnership without the prior written consent of the Agent.

        Section 3.9    Joint and Several Liability.    If the Mortgagor consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of the Mortgagor.

        Section 3.10    Successors.    The terms of this Mortgage will bind and benefit the heirs, legal representatives, successors and assigns of the Mortgagor and the Agent.

        Section 3.11    Amendments.    This Mortgage may not be modified or amended except by a written agreement signed by the parties.

        Section 3.12    Applicable Law.    This Mortgage shall be governed by the laws of the State of Alabama.

        Section 3.13    Counterparts.    This Mortgage may be executed in counterparts, but all counterparts shall constitute but one and the same document.

        Section 3.14    Entire Agreement.    This Mortgage and the other Loan Documents constitute the entire agreement between the parties and supersede all prior agreements and understandings including, without limitation, any loan commitment letter from the Agent to the Mortgagor.

        Section 3.15    Severability.    The provisions of this Mortgage are severable, and the invalidity or unenforceability of any one or more provisions of this Mortgage will in no way affect any other provision.

        Section 3.16    Interpretation.    The term "Mortgagor" includes both the original Mortgagor and any subsequent owner or owners of any of the Mortgaged Property, and the term "Agent" includes the Agent individually and as agent for the Lenders party to the Credit Agreement, and also any future owner or holder, including pledgees, assignees and participants, of the Credit Agreement or any interest therein. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the paragraphs of this Mortgage are for convenience only and do not define or limit any terms or provisions.

        Section 3.17    Merger of Estates.    Mortgagor covenants and agrees that the fee title to the property demised by the Lease and the leasehold estate under the Lease shall not merge, but shall always remain separate and distinct, notwithstanding the union of said estates either in Mortgagor or a third party whether by purchase or otherwise. If Mortgagor acquires the fee title or any other estate, title or interest in and to the property demised in the Lease, the lien of this Mortgage shall, without further conveyance, simultaneously attach to, cover and be a lien upon such acquired estate, title or interest and the same shall thereupon be and become a part of the Mortgaged Property.

        Section 3.18    Termination.    This Agreement and the assignments and security interests created or granted by this Agreement shall create a continuing security interest in the Mortgaged Property and shall terminate upon Borrower's satisfaction and compliance with the Leverage/Fixed Charge Requirement (as provided and defined in the Credit Agreement). Upon written notice from Mortgagor following such satisfaction and compliance by the Borrower, the Agent shall reassign and deliver to the Mortgagor all Mortgaged Property and documents then in its custody or possession, and if requested by the Mortgagor, shall, at the cost and expense of the Mortgagor, execute and deliver to the Mortgagor for recording or filing in each office in which any assignment or financing statement relative to the Mortgagor or the agreement relating thereto or any part of the Mortgaged Property, shall have filed or recorded, a termination statement or release under applicable law (including, if relevant, the UCC) releasing the Agent's interest therein, and such other documents and instruments as the Agent may reasonably request all without recourse to or warranty whatsoever by the Agent and at the cost and expense of the Mortgagor.

        IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage and Security Agreement to be executed by its duly authorized officers on the day and year first above written.

ENERGY ABSORPTION SYSTEMS (AL) LLC
By:	ENERGY ABSORPTION SYSTEMS INC., as Sole Managing Manager

Name:	Daniel P. Gorey
Title:	Vice President and Treasurer
THE NORTHERN TRUST COMPANY, as Agent for the Lenders
By:
Name:	Ronald Mallicoat
Title:	Senior Vice President

STATE OF ILLINOIS	)
:
COUNTY OF COOK	)

        I, the undersigned, a Notary Public in and for said county in said state, hereby certify that Ronald Mallicoat, whose name as Senior Vice President of The Northern Trust Company, a banking association organized and existing under the laws of the State of Illinois, signed the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily on the day the same bears date for and as the act of said corporation.

        GIVEN under my hand and official seal of office, this 30th day of June, 2004.

[ NOTARIAL SEAL ]	Notary Public
My Commission Expires:
This instrument prepared by:
Edward F. Dobbins, Esq. Fischel & Kahn 190 South LaSalle Street Suite 2850 Chicago, Illinois 60603

EXHIBIT A

Legal Description

PARCEL A:

        A parcel of real property situated in the Southeast Quarter (SE-1/4) of the Southeast Quarter (SE-1/4) of Section 32, Township 16 South, Range 4 East, in St. Clair County, Alabama, and more particularly described as follows: Commence at the Southeast corner of Section 32, Township 16 South, Range 4 East and run South 89° 49' 20" West along the South line of said Section 32 for a distance of 1331.53 feet to the Southwest corner of the Southeast Quarter (SE-1/4) of the Southeast Quarter (SE-1/4) of said Section 32; thence run North 01° 15' 20" East along the West line of said 1/4-1/4 Section for a distance of 404.52 feet to the point of beginning of the property herein described. From said point of beginning continue North 01° 15' 20" East along the West line of said 1/4-1/4 Section for a distance of 870.00 feet to the Northwest corner of said 1/4-1/4 Section; thence run North 89° 54' 10" East along the North line of said 1/4-1/4 Section for a distance of 750.00 feet; thence run South 01° 15' 20" West for a distance of 870.00 feet; thence run South 89° 54' 10" West for a distance of 750.00 feet to the point of beginning; said parcel of real property containing 15 acres, more or less.

PARCEL B:

        Commence at the Southeast corner of Section 32, Township 16 South, Range 4 East and run South 89° 49' 20" West along the section line for 1331.53 feet to the Southwest corner of the Southeast 1/4 of the Southeast 1/4 of said section, thence North 01° 15' 20" East along the 1/4 1/4 line for 967.20 feet to the point of beginning. Thence commence North 01° 15' 20" East along the 1/4 1/4 line for 307.32 feet to the Northwest corner of the Southeast 1/4 of the Southeast 1/4 of said section, thence North 88° 44' 40" West along the 1/4 1/4 line for 250.00 feet to the East right-of-way of a city street, thence South 01° 15' 20" West along said right-of-way for 307.32 feet, thence South 88° 44' 40" East for 250.00 feet to the point of beginning. The above being in and a part of the Southwest 1/4 of the Southeast 1/4 of Section 32, Township 16 South, Range 4 East located Pell City, St. Clair County, Alabama. The above contains 1.76 acres.

EXHIBIT C

PLEDGE AGREEMENT

Dated as of June 30, 2004

        This Pledge Agreement (as modified from time to time, the "Agreement") has been executed by QUIXOTE CORPORATION, organized under the laws of the State of Delaware, on its own behalf as debtor ("Debtor"), with an office at 35 East Wacker Drive, Chicago, Illinois, in favor of THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as secured party and as Agent for itself and the other Lenders party to that Credit Agreement, as defined herein (together with any successor, assign or subsequent holder, "Secured Party"), with a banking office at 50 South LaSalle Street, Chicago, Illinois 60675. Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled "DEFINITIONS."

        WHEREAS, the Borrower and the Lenders entered into that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 (the "Credit Agreement"), pursuant to which Credit Agreement the Lenders have made, (i) Revolving Loans to the Borrower evidenced by certain Revolving Notes, dated as of May 16, 2003, in the maximum aggregate principal amount of Fifty Million Dollars and 00/100 ($50,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the "Revolving Notes") and (ii) Term Loans to the Borrower evidenced by certain Term Notes, dated as of May 16, 2003, in the aggregate principal amount of Twenty Million Dollars and 00/100 ($20,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the "Term Notes");

        WHEREAS, Borrower is the owner of that certain $5,500,000 Variable/Fixed Rate Industrial Revenue Bond (Energy Absorption Systems Project) Series 1995 (the "Bond") issued by the Industrial Development Board of the City of Pell City ("Board") for the purposes of financing a portion of the costs of acquiring, constructing and equipping an expansion and certain improvements to an existing manufacturing facility (the equipment, personal property and land or which the facility is located in herein called the "Project");

        WHEREAS, the Secured Party has requested and the Debtor has agreed to pledge the Bond as collateral for the Borrower's Obligations under the Credit Agreement.

        In consideration of Secured Party's extension of the financial accommodations and continuation of existing financial accommodations to Debtor, pursuant to the terms of the Credit Agreement and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor agrees as follows:

        1.     DEFINITIONS.

        (a)   As used in this Agreement the following terms shall have the indicated meanings:

          "Collateral"—see Section entitled "PLEDGE."

          "Constituent Documents"—means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

          "Credit Agreement" means the Credit Agreement, dated as of May 16, 2003, among the Debtor, the Secured Party and the Lenders party thereto, as amended by a First Amendment, dated as of December 9, 2003 and a Second Amendment, dated as of June 30, 2004.

          "Event of Default"—see Section entitled "EVENTS OF DEFAULT."

          "Guarantor" means any Subsidiary Guarantor, as defined in the Credit Agreement, any person, or any persons severally, who now or hereafter guarantees payment or collection of all or any part of the Liabilities or provides any collateral for the Liabilities.

          "Intermediary"—see Section entitled "PLEDGE."

          "Lender" shall mean the Secured Party for itself and any Lender, a party to and as defined in the Credit Agreement.

          "Liabilities"—see Section entitled "LIABILITIES."

          "Listed," as to a security, means traded domestically on any national securities exchange or in the NASDAQ market.

          The term "person" includes both individuals and organizations.

          "Prime Rate" means that floating rate of interest per year announced from time to time by Secured Party called its prime rate, which at any time may not be the lowest rate charged by Secured Party, computed for the actual number of days elapsed on the basis of a calendar year of 365 or 366 days. Changes in the rate of interest resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement of a change in the Prime Rate.

          "Related Document(s)" means any note, agreement, guaranty, security agreement or other document or instrument previously, now or hereafter delivered to Secured Party or any Lender in connection with the Liabilities, the Credit Agreement, any Subsidiary Guaranty or this Agreement. The term "related document," if not initial-capitalized, means a document related to another referenced document.

          "Related Party(ies)" means any Guarantor.

          The term "Secured Party" means the above-indicated Secured Party acting both for itself and as collateral agent for any Lender (see in particular the section hereof entitled "Liabilities").

          "Secured Party Affiliate" means Northern Trust Corporation or any direct or indirect subsidiary of Northern Trust Corporation (other than Secured Party itself).

          "Unmatured Event of Default" means any event or condition that would become an Event of Default with notice or the passage of time or both.

        (b)   As used in this Agreement, unless otherwise specified: the term "including" means "including without limitation"; the term "days" means "calendar days"; and terms such as "herein," "hereof" and words of similar import refer to this Agreement as a whole. References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company. Terms not defined herein, shall have the meaning assigned to that term in the Credit Agreement. Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

        2.     PLEDGE.    Debtor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants to Secured Party a continuing security interest in, for the benefit of Secured Party (as provided in the Section entitled "Liabilities"), the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the "Collateral"):

          (a)   The Variable/Fixed Rate Industrial Revenue Bond (Energy Absorption Systems Project) Series 1995, dated March    , 1995, No. R-1, in the original principal amount of $5,500,000 issued by the Industrial Development Board of the City of Pell City, a public corporation and instrumentality under the laws of the State of Alabama.

          (b)   With respect to any Collateral referred to herein:

            (i)    all stock and bond powers, certificates and instruments; and

            (ii)   all additions, replacements, substitutions, interest, cash and stock dividends, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time,

          (c)   With respect to the foregoing, all products and proceeds thereof, including insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

        3.     LIABILITIES.

        The Collateral shall secure the payment and performance of all obligations and liabilities of Debtor:

          (a)   to Secured Party and any Lender howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances and letters of credit issued by Secured Party or any Lender for the account of or at the request of Debtor and all reimbursement obligations arising therefrom, including, without limitation, under the Credit Agreement and the Related Documents;

          (b)   to Secured Party under or in connection with: (i) any guaranty by Debtor of any obligations of any other person to Secured Party; and (ii) any reasonable expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document.

(any or all obligations and liabilities described in the foregoing portion of this Section, the "Liabilities"). This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding, subject to Section 18.

        4.     REPRESENTATIONS AND WARRANTIES.

          Debtor hereby represents and warrants to Secured Party that:

          (a)   Debtor's exact legal name is as set forth in the heading to this Agreement. If Debtor is an organization: Debtor's type of organization and jurisdiction of organization or formation, are as set forth in the preamble to this Agreement; and Debtor's place of business or, if Debtor has more than one place of business, Debtor's chief executive office is located at the address set forth above; and Debtor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement. All Collateral currently is located in one of the fifty states of the United States of America. Further, except as and if specifically disclosed by Debtor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

            (A)  Debtor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Debtor been the subject of any merger, consolidation, or other corporate or organizational reorganization.

            (B)  Debtor's place of business or, if Debtor has more than one place of business, Debtor's chief executive office has been at Debtor's address set forth above, except that prior to                        , 2004 Debtor's chief executive office was located at One East Wacker Drive, Chicago, Illinois.

          (b)   Debtor and any Guarantor are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Debtor. The execution, delivery and performance of this Agreement and all Related Documents are within Debtor's powers and have been authorized by all necessary action required by law and Debtor's Constituent Documents.

          (c)   The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting Debtor or its property.

          (d)   There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Debtor or any Related Party since the date of the latest financial statements provided by or on behalf of Debtor or any Related Party to Secured Party.

          (e)   No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

          (f)    Debtor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

          (g)   Debtor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

          (h)   Except for federal and state securities laws generally applicable to the sale, transfer or redemption of securities, sale, transfer and redemption of the Collateral by Secured Party: (A) are not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Debtor, including any

  Constituent Document; and (B) require no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

          (i)    Debtor is not an executive officer, director or other "affiliate" (as contemplated by Rules 144 and 145 of the Federal Securities and Exchange Commission) of any issuer of any Collateral.

          (j)    The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, and outstanding.

          (k)   (A) The execution, delivery and performance of this Agreement and all Related Documents are in Debtor's best interest in its current and future business operations and will materially benefit Debtor; and (B) Debtor has received adequate, fair and valuable consideration, and at least reasonably equivalent value, to enter into and perform this Agreement and all Related Documents.

          (l)    The request or application for any Liabilities by Debtor shall be a representation and warranty by Debtor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of such date; and (ii) Debtor's representations and warranties herein and in any Related Document are true and correct as of such date as though made on such date.

        5.     DEPOSITORIES; SUB-AGENTS AND NOMINEES.

        (a)   Without limiting any other provision hereof, Secured Party may at its option from time to time transfer, or cause any Intermediary to transfer, the Collateral into a "pledge position" at any depository now or hereafter holding the Collateral, and do or cause to be done, execute (or cause to be executed) such other documents, and take (or cause to be taken) such other actions as Secured Party may deem necessary or appropriate in connection therewith.

        (b)   Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of Secured Party or any nominee or nominees of Secured Party or a sub-agent appointed by Secured Party. In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

        (c)   For the better perfection of Secured Party's rights in and to the Collateral and to facilitate implementation of such rights, Debtor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party.

        (d)   Debtor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter given by Debtor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

        6.     VOTING & MISCELLANEOUS RIGHTS.    Unless an Event of Default has occurred and is continuing, Debtor may exercise any and all rights (including voting rights) with respect to the Collateral, subject to the terms of this Agreement. If an Event of Default has occurred and is continuing, Secured Party (and only Secured Party) may exercise any and all such rights.

        7.     GENERAL COVENANTS.    Debtor agrees that so long as this Agreement remains in effect, it will:

        (a)   NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

          (i)    ANY CHANGE WHATSOEVER IN THE NAME OF DEBTOR;

          (ii)   THE STATE OR JURISDICTION IN WHICH DEBTOR IS ORGANIZED OR FORMED OR, IF DEBTOR IS AN INDIVIDUAL, IN WHICH DEBTOR'S PRINCIPAL RESIDENCE IS LOCATED;

          (iii)  ANY NEW NAMES UNDER WHICH DEBTOR INTENDS TO DO BUSINESS; OR

          (iv)  ANY NEW ADDRESSES AT OR FROM WHICH DEBTOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

Debtor shall in any event keep all Collateral within one or more states of the United States of America.

        (b)   Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party as Collateral. NOTWITHSTANDING THE FOREGOING, UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, DEBTOR MAY CONTINUE TO RECEIVE AND RETAIN INTEREST AND REGULAR CASH DIVIDENDS ON THE COLLATERAL.

        (c)   Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral. Debtor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent.

        (d)   Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party), and do such other acts, as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent.

        (e)   Keep at its address for notices set forth above its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession or control of Debtor pertaining to the Collateral.

        (f)    Subject to the terms of the Credit Agreement, provide to Secured Party from time to time such financial statements of and other information concerning the Collateral, Debtor, and any Related Party as Secured Party shall reasonably request.

        (g)   Except if and to the extent specifically permitted by this Agreement, not sell, transfer, lease, grant a license or option or similar right with respect to, or otherwise dispose of, or agree to dispose of, any Collateral.

        8.     EVENTS OF DEFAULT.    The occurrence or continuance of any of the following shall constitute an "Event of Default":

          (a)   (i) failure to pay, when and as due, any principal payable hereunder or in connection with any of the Liabilities in each case after giving effect to any applicable notice, grace or cure period; (ii) failure to pay, when and as due, any interest or other amounts payable hereunder or in connection with any of the Liabilities in each case after giving effect to any applicable notice; or (iii) failure to comply with or perform any agreement or covenant of Debtor contained herein; or

          (b)   any default, event of default, or similar event shall occur or continue under the Credit Agreement or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in such Related Document; or

          (c)   the Debtor or any Related Party shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (as defined in the Credit Agreement) beyond any period of grace provided with respect thereto, which individually or together with other such Indebtedness as to which any such failure exists has an aggregate outstanding principal amount in excess of $2,000,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness having such aggregate outstanding principal amount, beyond any period of grace, if any, provided with respect thereto, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that the Debtor offer to purchase such Indebtedness or other required repurchase of such Indebtedness; or

          (d)   any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Debtor or any Related Party to Secured Party is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified, in each case as amended by the information provided in any request or notice delivered by Debtor to Secured Party pursuant to Section 7.1 of the Credit Agreement; or

          (e)   this Agreement or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

          (f)    Debtor or any Related Party shall fail to maintain their existence in good standing in their state of organization or formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Debtor or any Related Party; or

          (g)   Debtor or any Related Party shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason, or there shall be any change in any Constituent Document of Debtor from that in force on the date hereof which may have a material adverse impact on the ability of Debtor to repay the Liabilities; or

          (h)   any person or entity presently not in control of a Debtor or Related Party which is not a natural person shall obtain control directly or indirectly of such a Debtor or Related Party, whether by purchase or gift of stock or assets, by contract, or otherwise; or

          (i)    Debtor shall grant or any person (other than Secured Party) shall obtain a security interest in any of the Collateral, or shall file any financing statement purportedly covering any Collateral; Debtor or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a first-priority security interest in any of the Collateral or in any other assets constituting security for the Liabilities, enforceable in accord with this Agreement (as to the Collateral) or the related collateral documents (as to such other assets); or any notice of a federal tax lien against Debtor or any Related Party shall be filed with any public recorder; or

          (j)    (without limiting any other provision of this Agreement or any Related Document) there shall be any material loss or depreciation in the value of any of the Collateral for any reason, or Secured Party shall otherwise reasonably deem itself insecure with respect to the Collateral; or, unless expressly permitted by this Agreement or the Related Documents, all or any part of any of the Collateral or any direct, indirect, legal, equitable or beneficial interest therein is assigned, transferred or sold without Secured Party's prior written consent;

          (k)   An involuntary case shall be commenced against the Debtor or any Related Party and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Debtor or any Related Party, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or

          (l)    A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Debtor or any Related Party or over all or a substantial part of the property of the Debtor or any Related Party shall be entered; or an interim receiver, trustee or other custodian of the Debtor or any Related Party or of all or a substantial part of the property of the Debtor or any Related Party shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Debtor or any Related Party, shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance; or

          (m)  Debtor or any Related Party shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate action to authorize any of the foregoing.

        9.     DEFAULT REMEDIES.

        (a)   Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(j) of the Section entitled "EVENTS OF DEFAULT," Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind; and (ii) upon the occurrence of any Event of Default specified in subsections (k)-(m) of the Section entitled "EVENTS OF DEFAULT," the Liabilities shall be immediately and automatically due and payable without action of any kind on the part of Secured Party. Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any Related Document or other document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

        (b)   If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Secured Party may, in its sole discretion:

          (i)    without being required to give any prior notice to Debtor apply the cash (if any) then held by it hereunder toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

          (ii)   if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate, provided, however, that Debtor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Secured Party, and such sale shall be deemed commercially reasonable. Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Debtor. Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Secured Party has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose. Secured Party may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral. Debtor grants to Secured Party the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Debtor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care; no failure of Secured Party to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral. To the extent that notice of sale shall be required to be given by law, Secured Party shall give Debtor at least ten days' written notice of any such public sale or the date after which any such private sale or sales will be held. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction. Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion. Any balance remaining shall be returned to Debtor.

        (c)   Secured Party may, by written notice to Debtor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Secured Party and Debtor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law.

        (d)   As to any Liabilities owed to any Lender, Secured Party shall act as collateral agent for such Lender and shall take or refrain from taking action, and shall distribute proceeds of Collateral and other amounts recovered hereunder or under any Related Document, between such Lender and Secured Party as they shall from time to time agree. Except as and if required by law Debtor shall have no obligation or right whatsoever to inquire into any agreements or arrangements between Secured Party and any Lender as to Secured Party's acting as collateral agent for any Lender.

        10.   RIGHTS OF SECURED PARTY.    Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

          (a)   perform any agreement of Debtor hereunder that Debtor shall have failed to perform;

          (b)   take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party's interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Debtor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Debtor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and giving full discharge for the same; and (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

          (c)   sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Secured Party in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

Debtor hereby appoints Secured Party as Debtor's attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Debtor in accordance with this Section. Debtor will reimburse Secured Party for all reasonable expenses so incurred by Secured Party within 10 business days of receipt of a written request for reimbursement. Amounts unpaid by Debtor after such 10 business day period shall bear interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate until paid.

        11.   WAIVER OF DEFENSES.    Debtor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

        12.   SECURED PARTY MAY ALSO BE INTERMEDIARY OR TRUSTEE.    Debtor hereby irrevocably waives, releases and forever relinquishes any claim or right of any nature whatsoever based upon the fact that Intermediary or a trustee of any Debtor or Guarantor which is a trust is or may be Secured Party itself or a Secured Party Affiliate, and hereby irrevocably consents to any such circumstance. The rights and powers of Secured Party shall not in any way be restricted by reason of any such present or future circumstance.

        13.   FURTHER ASSURANCES.    Debtor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

        14.   INVESTMENT DECISIONS.    Debtor agrees that, except for a duty of good faith, Secured Party shall have no duty to Debtor with regard to decisions which Secured Party may make with regard to purchasing, holding or selling Collateral while the same shall be under Secured Party's control.

        15.   NOTICES.    All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Secured Party to its banking office indicated above (Attention: Banking) and if to

Debtor to its address set forth above, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

        16.   MISCELLANEOUS.    This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois. This Agreement shall bind Debtor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a debtor to this Agreement, and shall inure to the benefit of Secured Party, its successors and assigns, except that neither Debtor nor any person or entity who or which becomes bound as a debtor hereto may transfer or assign any rights or obligations hereunder without the prior written consent of Secured Party. Debtor agrees to pay upon written demand all reasonable expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith. If there shall be more than one person or entity constituting Debtor, each of them shall be primarily, jointly and severally liable for all obligations hereunder. This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        17.   WAIVER OF JURY TRIAL, ETC.    DEBTOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITES WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF SECURED PARTY IS LOCATED. DEBTOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

        18.    Termination.    This Agreement and the assignments, pledges and security interests created or granted by this Agreement shall create a continuing security interest in the Collateral and shall terminate upon Debtor's satisfaction and compliance with the Leverage/Fixed Charge Requirement (as provided and defined in the Credit Agreement). Upon written notice from Debtor following such satisfaction and compliance, the Secured Party shall reassign and deliver to the Debtor all Collateral and documents then in custody or possession, and if requested by the Debtor, shall, at the cost and expense of the Debtor, execute and deliver to the Debtor for recording or filing in each office in which any assignment or financing statement relative to the Debtor or the agreement relating thereto or any part of the Collateral, shall have been filed or recorded, a termination statement or release under applicable law (including, if relevant, the UCC) releasing the Secured Party's interest therein, and such other documents and instruments as the Debtor may reasonably request all without recourse to or warranty whatsoever by the Secured Party and at the cost and expense of the Debtor.

        IN WITNESS HEREOF, the parties hereto have executed this Pledge Agreement as of the date first above written.

QUIXOTE CORPORATION
By:
Name:	Daniel P. Gorey
Title:	Vice President, Chief Financial Officer & Treasurer
ACCEPTED:
THE NORTHERN TRUST COMPANY, for itself and as Agent on behalf of Lenders
By:
Name:	Ron Mallicoat
Title:	Senior Vice President

EXHIBIT A TO
PLEDGE AGREEMENT EXECUTED BY QUIXOTE CORPORATION ("Debtor")
IN FAVOR OF THE NORTHERN TRUST COMPANY ("Secured Party")

THIS EXHIBIT A CONSISTS OF 1 PAGE

LISTING OF PLEDGED SECURITIES

        The $5,500,000 Variable/Fixed Rate Industrial Revenue Bond (Energy Absorption Systems Project) Series 1995, dated March    , 1995, No. R-1, issued by The Industrial Development Board of the City of Pell City.

EXHIBIT D

COLLATERAL ASSIGNMENT OF
RIGHTS UNDER PARENT GUARANTY

        THIS COLLATERAL ASSIGNMENT OF RIGHTS UNDER PARENT GUARANTY, dated as of June 30, 2004, is made by QUIXOTE CORPORATION, a Delaware corporation, with its chief executive office at 35 East Wacker Drive, Chicago, Illinois 60601 ("Assignor"), in favor of THE NORTHERN TRUST COMPANY, as Agent for the Lenders as defined herein, having an office at 50 South LaSalle Street, Chicago, Illinois 60675 ("Assignee") (this Collateral Assignment is herein called the "Assignment").

RECITALS:

        A.    The Assignor and the Lenders entered into that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 (the "Credit Agreement"), pursuant to which Credit Agreement the Lenders have made, (i) Revolving Loans to the Assignor evidenced by certain Revolving Notes, dated as of May 16, 2003, in the maximum aggregate principal amount of Fifty Million Dollars and 00/100 ($50,000,000), executed by the Assignor and made payable pro rata to the order of the Lenders and (ii) Term Loans to the Assignor evidenced by certain Term Notes, dated as of May 16, 2003, in the aggregate principal amount of Twenty Million Dollars and 00/100 ($20,000,000), executed by the Assignor and made payable pro rata to the order of the Lenders.

        B.    In connection with the Credit Agreement, the Subsidiary Guarantors, as defined in the Credit Agreement, executed and delivered to the Assignee, as a condition to the Credit Agreement, that certain Subsidiary Guaranty, dated as of May 16, 2003, in favor of the Administrative Agent for the ratable benefit of the Lenders (the "Subsidiary Guaranty").

        C.    Assignor is the owner of that certain $5,500,000 Variable/Fixed Rate Industrial Revenue Bond (Energy Absorption Systems Project) Series 1995 (the "Bond") issued by the Industrial Development Board of the City of Pell City ("Board") for the purposes of financing a portion of the costs of acquiring, constructing and equipping an expansion and certain improvements to an existing manufacturing facility (the equipment, personal property and land or which the facility is located in Alabama, herein called the "Project").

        D.    Energy Absorption Systems (AL) LLC ("Energy Absorption LLC"), a Guarantor and Subsidiary of Borrower is a party to that Assignment and Assumption of Lease Agreement, dated December 31, 2002, between Energy Absorption Systems, Inc. and Energy Absorption LLC (the "Assignment") and pursuant to the terms of that Assignment, Energy Absorption LLC thereby became a party to and lessee under that certain Supplemental Lease Agreement, dated March 1, 1995 between the Board and Energy Absorption Systems Inc. (the "Lease").

        WHEREAS, pursuant to the terms of the Guaranty Agreement, dated as of March 1, 1995 (the "Parent Guaranty"), Assignor has guaranteed in favor of the Trustee, for the benefit of the Bondholder, all of the Obligations of Energy Absorption LLC under the Lease.

        NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignor agrees as follows:

          1.    Assignment.    To secure Assignor's Liabilities under and as defined in the Credit Agreement, and any other obligations of Assignor under this Assignment (collectively, the "Liabilities"), Assignor hereby assigns to Assignee, and grants to Assignee a security interest in all of the following property whether now existing or hereafter acquired: (i) any and all of Assignor's rights under the Parent Guaranty, including, without limitation, its subrogation rights under Section 3.7 of such Parent Guaranty, (ii) any collateral now in existence or hereafter granted to Assignor to secure the present or future obligations of Energy Absorption LLC to Assignor under the Parent Guaranty, including without limitation, any other documents, instruments and agreements entered into by and between Assignor and Energy Absorption LLC insofar as they relate to the transactions contemplated by the Parent Guaranty (the "Other Agreements") and (iii) any proceeds of any of the foregoing (collectively referred to as the "Collateral"). Assignor grants to Assignee exclusive and full power and authority, from and during the period when a Default (as defined in the Credit Agreement) has occurred and is continuing, to act in Assignor's name, place and stead under the Parent Guaranty and with respect to the Collateral, and to perform all acts, and exercise all rights and remedies, which Assignor could perform and exercise thereunder, and hereby irrevocably appoints Assignee as Assignor's true and lawful attorney, with full power of substitution, for the sole use and benefit of Assignee, to perform such acts and exercise such rights and remedies. All rights and remedies referred to above shall be cumulative and non-exclusive.

          2.    Representations and Warranties.    Assignor hereby represents and warrants to Assignee that:

            (a)   The Parent Guaranty has been delivered to Assignee and is in full force and effect;

            (b)   Assignor has not received notice of, and is not otherwise aware of, any default under the Parent Guaranty or a default under the Lease and Other Agreements;

            (c)   Except as provided pursuant to this Assignment, Assignor has not assigned or pledged the Parent Guaranty or the Other Agreements or any interest therein;

            (d)   The Parent Guaranty and the Other Agreements are enforceable in accordance with their terms and all applicable laws.

          3.    Duties.    Assignor agrees that it will not assign or pledge any interest in the Parent Guaranty or agree to any amendment or modification to the Parent Guaranty without the prior written consent of Assignee. Assignor hereby covenants and agrees to promptly send to Assignee copies of all notices and communications which it receives with respect to the Parent Guaranty. Assignor further agrees to promptly perform its obligations under the Parent Guaranty. In the event Assignor fails to pay or perform any obligation arising under the Parent Guaranty, Assignee may, but need not, pay or perform such obligations at the expense and for the account of Assignor and all reasonable funds expended for such purposes shall be secured hereby and Assignor shall reimburse Assignee therefor within 10 business days of written demand for reimbursement. Amounts unpaid by Assignor after such 10 business day period shall bear interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate (as defined in the Credit Agreement) until paid.

          4.    Notices.    All notices under this Assignment shall be in writing and shall be delivered pursuant to the terms of the Agreement. Any requirement of the applicable Uniform Commercial Code for reasonable notification shall be met by the giving of such notice at least five (5) days prior to the event for which such notification is required.

          5.    Disclaimer.    This Assignment constitutes an assignment of the rights of Assignor with respect to the Parent Guaranty only and not an assignment or delegation of any duties or obligations of Assignor with respect thereto and by its acceptance hereof Assignee does not undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any such duties or responsibilities. Assignor does hereby agree to indemnify and hold Assignee harmless from and against any and all liabilities, costs, damages and expenses incurred by Assignee in connection with this Assignment unless such liability, cost, damage or expense results from the gross negligence or willful misconduct of Assignee.

          6.    Remedies.    Assignee shall have all the rights and remedies of a secured party under the applicable Uniform Commercial Code in addition to any other rights or remedies it may have hereunder or under the Agreement. Without limiting Assignee's rights and remedies, Assignor hereby irrevocably authorizes and empowers Assignee, at any time, in Assignor's name or in Assignee's name, to demand, collect, receive, setoff against, sue for and give acquittance for any and all monies and claims for monies hereby assigned and to exercise any and all rights and privileges and receive all benefits accorded the Parent Guaranty and to execute and endorse the Parent Guaranty or other required instruments or to take any action deemed necessary or appropriate to protect Assignee's rights hereunder. All rights and remedies referred to herein shall be cumulative and non-exclusive.

          7.    Binding Effect.    The satisfaction or discharge of any part of the Liabilities shall not in any way satisfy or discharge this Assignment, but this Assignment shall remain in full force and effect until the date upon which the Liabilities are paid and satisfied in full subject to Section 14 below. This Assignment shall be binding upon Assignor and its successors and assigns and shall inure to the benefit of Assignee and its successors and assigns.

          8.    Severability.    All provisions hereof are severable and the invalidity or unenforceability of any of such provisions shall in no manner affect or impair the validity and enforceability of the remaining provisions hereof.

          9.    Headings.    The headings of these paragraphs and subdivisions of this Assignment are for convenience only, are not considered a part hereof, and shall not limit, expand or otherwise affect any of the terms hereof.

          10.    GOVERNING LAW.    THIS ASSIGNMENT SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

          11.    VENUE.    ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. THE ASSIGNOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE.

          12.    Survival of Representations.    All of the representations and warranties of Assignor contained in this Assignment shall survive the execution and delivery of this Assignment and shall be remade on the date of each borrowing by Assignor from Assignee.

          13.    Waiver of Acceptance.    Assignor hereby waives acceptance of this Assignment by Assignee.

          14.    Termination.    This Assignment and the assignments, pledges and security interests created or granted by this Assignment shall create a continuing security interest in the Collateral and shall terminate upon Assignor's satisfaction and compliance with the Leverage/Fixed Charge Requirement (as provided and defined in the Credit Agreement). Upon written notice from Assignor following such satisfaction and compliance, the Assignee shall reassign and deliver to the Assignor all Collateral and documents then in its custody or possession, and if requested by the Assignor, shall, at the cost and expense of the Assignor, execute and deliver to the Assignor for recording or filing in each office in which any assignment or financing statement relative to the Assignor or the agreement relating thereto or any part of the Collateral, shall have been filed or recorded, a termination statement or release under applicable law (including, if relevant, the UCC) releasing the Assignee's interest therein, and such other documents and instruments as the Assignor may reasonably request all without recourse to or warranty whatsoever by the Assignee and at the cost and expense of the Assignor.

        IN WITNESS HEREOF, Assignor has executed this Collateral Assignment as of the date first written above.

QUIXOTE CORPORATION
By:
Name:
Title:

SECURITY AGREEMENT

Dated as of June 30, 2004

        This Security Agreement (as modified from time to time, the "Agreement") has been executed by QUIXOTE CORPORATION, a Delaware corporation (herein the "Borrower") QUIXOTE TRANSPORTATION SAFETY, INC., a Delaware corporation ("Quixote Transportation") TRANSAFE CORPORATION, a Delaware corporation ("Transafe"), ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation ("Energy Absorption Inc."), ENERGY ABSORPTION SYSTEMS (AL) LLC, a Delaware limited liability company ("Energy Absorption LLC"), SURFACE SYSTEMS, INC., a Missouri corporation ("Surface Systems"), NU-METRICS, INC., a Pennsylvania corporation ("Nu-Metrics"), HIGHWAY INFORMATION SYSTEMS, INC., a Delaware corporation ("Highway Information"), U. S. TRAFFIC CORPORATION, a Delaware corporation ("U.S. Traffic") (formerly known as Green Light Acquisition Corporation), PEEK TRAFFIC CORPORATION, a Delaware corporation, ("Peek Traffic") (formerly known as Vision Acquisition Corporation) as Guarantors, on their own behalf, Borrower and each Guarantor as debtor (collectively, the "Debtor"), in favor of THE NORTHERN TRUST COMPANY, an Illinois banking corporation, for itself and as Administrative Agent for the Lenders, as defined herein, and as secured party for itself and the Lenders (together with any successor, assign or subsequent holder, "Secured Party"), with a banking office at 50 South LaSalle Street, Chicago, Illinois 60675. If more than one person or entity executes this Agreement, the term "Debtor" refers to each of them individually and some or all of them collectively, and their obligations hereunder shall be joint and several. The term "Secured Party" means the above-indicated Secured Party acting as collateral agent for itself and the Lenders. Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled "DEFINITIONS."

        WHEREAS, the Borrower, the Lenders, as hereinafter defined in the Credit Agreement, The Northern Trust Company, as Administrative Agent for itself and the benefit of the Lenders (the "Agent"), and LaSalle Bank National Association, as Co-Agent, have entered into a Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 (as amended, modified, restated and/or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower, all as contemplated therein (the Lenders, from time to time, party thereto each Issuing Lender, the Agent, the Co-Agent, each other agent, herein collectively called the "Lenders").

        WHEREAS, Quixote Transportation, Transafe Nu-Metrics, Surface Systems, Energy Absorption Inc., Energy Absorption LLC, Highway Information, U.S. Traffic, and Peek Traffic, each as a Subsidiary Guarantor, executed and delivered, in favor of the Agent for the benefit of the Lenders, a Subsidiary Guaranty, dated as of May 16, 2003 (as amended, modified, restated and/or supplemented from time to time, this "Guaranty").

        WHEREAS, the Agent, on behalf of the Lenders, has requested and each Debtor has agreed to grant a security interest and lien in and against the Collateral, as defined herein.

        In consideration of Secured Party's extension and continuation of existing financial accommodations to the Borrower, whose obligations to Secured Party are being supported by a Subsidiary Guaranty of each Guarantor, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Debtor agrees as follows:

          1.    DEFINITIONS.

          (a)   As used in this Agreement the following terms shall have the indicated meanings:

          "Collateral"—see Section entitled "SECURITY INTEREST."

          "Constituent Documents"—means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

          "Credit Agreement" means the Credit Agreement, as defined in the First WHEREAS Clause.

          "Event of Default"—see Section entitled "EVENTS OF DEFAULT."

          "Guarantor" means the Guarantors defined in the Recitals clause, or any persons severally, who now or hereafter guarantees payment or collection of all or any part of the Liabilities or provides any collateral for the Liabilities.

          "Guaranty" means the Subsidiary Guaranty, as defined in the Second WHEREAS Clause.

          "Liabilities"—see Section entitled "LIABILITIES."

          The term "person" includes both individuals and organizations.

          "Prime Rate" means that floating rate of interest per year announced from time to time by Secured Party called its prime rate, which at any time may not be the lowest rate charged by Agent, computed for the actual number of days elapsed on the basis of a calendar year of 365 or 366 days. Changes in the rate of interest resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement of a change in the Prime Rate.

          "Related Document(s)" means the any note, agreement, guaranty or other document or instrument previously, now or hereafter delivered to Agent or the Lenders in connection with the Liabilities, the Credit Agreement, Guaranty or this Agreement. The term "related document," if not initial-capitalized, means a document related to another referenced document.

          "Related Party(ies)" means Borrower, any Guarantor, and, in addition, as to any Debtor, to the extent applicable, any general or limited partner, controlling shareholder, joint venturer, member or manager, of Debtor.

          "Subsidiary" means any corporation, partnership, limited liability company, joint venture, trust, or other legal entity of which Debtor owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which Debtor has effective control, by contract or otherwise.

          "Unmatured Event of Default" means any event or condition that would become an Event of Default with notice or the passage of time or both.

          (b)   As used in this Agreement, unless otherwise specified: the term "including" means "including without limitation;" the term "days" means "calendar days"; and terms such as "herein," "hereof" and words of similar import refer to this Agreement as a whole. References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company. Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

          2.    SECURITY INTEREST.    Each Debtor hereby grants to Secured Party, for the benefit of Secured Party (as provided in the Section entitled "Liabilities"), a continuing security interest in all of Debtor's right, title and interest in the following property or types of property now owned by Debtor or hereafter created or acquired by Debtor, wherever located (any or all of such, the "Collateral"):

            (a)   All Accounts and all Goods whose sale, lease or other disposition by the Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, the Borrower, or rejected or refused by an Account Debtor;

            (b)   All Inventory, including, without limitation, raw materials, work-in-process and finished goods;

            (c)   All goods, equipment, vehicles, leasehold improvements, and fixtures, together with accessions thereto, replacement parts therefor and commingled goods (the "Equipment" or the "Goods");

            (d)   All Software and computer programs;

            (e)   All Chattel Paper, Electronic Chattel Paper, Documents, Letter of Credit Rights, all proceeds of letters of credit, Health care insurance Receivables, Supporting Obligations, notes secured by real estate, Commercial Tort Claims [NOTE: Commercial Tort Claims to be properly attached must be specifically described.] and General Intangibles, including Payment Intangibles;

            (f)    All money, Instruments, Deposit Accounts, certificates of deposit, deposits, Investment Property, Securities, Financial Assets and other property now or at any time hereafter in the possession or under the control of Secured Party or its bailee;

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            (g)   All books and records, including customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;

            (h)   All Documents of title evidencing or issued with respect to, and Supporting Obligations pertaining to, any of the foregoing; and

            (i)    All proceeds, products, replacements and increases of, additions and accessions to, and substitutions for, the property described in the foregoing part of this Section, and rights in and claims to or benefits under contracts of insurance covering any of the property described in the foregoing part of this Section.

          3.    LIABILITIES.

          The Collateral shall secure the payment and performance of all obligations and liabilities of each Debtor and Borrower:

          (a)   to Secured Party howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances and letters of credit issued by Secured Party for the account of or at the request of any Debtor or Borrower and all reimbursement obligations arising therefrom, including, without limitation, any obligation arising out of or in connection with, in the case of Borrower, the Credit Agreement and, in the case of each Guarantor, the Guaranty;

          (b)   to Secured Party under or in connection with: (i) Related Documents; (ii) any other guaranty by a Debtor of any reasonable obligations of a Debtor or any other person to Secured Party; and (iii) any reasonable expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document (any or all obligations and liabilities described in the foregoing portion of this Section, the "Liabilities"). This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding subject to Section 17.

          4.    REPRESENTATIONS AND WARRANTIES.

          Each Debtor hereby represents and warrants to Secured Party that:

          (a)   Debtor's exact legal name is as set forth in the heading to this Agreement. Debtor's type of organization and jurisdiction of organization or formation are as set forth in the preamble to this Agreement; and Debtor's place of business or, if Debtor has more than one place of business, Debtor's chief executive office is located at the address set forth in Exhibit B attached hereto; and Debtor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement. Except as set forth in Exhibit C, all Collateral is located in one of the fifty states of the United States of America. Further, except as and if specifically disclosed by Debtor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

            (i)    Debtor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Debtor been the subject of any merger, consolidation, or other corporate or organizational reorganization, except U.S. Traffic was previously known as Green Light Acquisition Corporation and Peek Traffic was previously known as Vision Acquisition Corporation.

            (ii)   Debtor's chief executive office has been at Debtor's address set forth on Exhibit B attached hereto, except that prior to                        , 2004, Borrower's address was One East Wacker Drive, Chicago, Illinois.

            (iii)  Collateral has been located only at each Debtor's address set forth above.

          (b)   Each Debtor and any Subsidiary are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of such Debtor. The execution, delivery and performance of this Agreement and all Related Documents are within each Debtor's powers and have been authorized by all necessary action required by law and Debtor's Constituent Documents.

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          (c)   The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting such Debtor or its property.

          (d)   There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Debtor, Borrower or any Related Party since the date of the latest financial statements provided by or on behalf of Debtor, Borrower or any Related Party to Secured Party.

          (e)   No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

          (f)    Debtor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

          (g)   Debtor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

          (h)   All Goods are of good and merchantable quality and free from any defects that would affect their market value, except for ordinary wear and tear.

          (i)    None of the Collateral has been sold or pledged to any other person or entity.

          (j)    (i) the execution, delivery and performance of this Agreement and all Related Documents are in Debtor's best interest in its current and future business operations and will materially benefit Debtor; and (ii) Debtor has received adequate, fair and valuable consideration, and at least reasonably equivalent value, to enter into and perform this Agreement and all Related Documents.

          5.    COVENANTS OF DEBTOR.    Each Debtor agrees that so long as this Agreement remains in effect, it will:

          (a)   NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

            (i)    ANY CHANGE WHATSOEVER IN THE NAME OF DEBTOR;

            (ii)   ANY CHANGE WHATSOEVER IN THE STATE OR JURISDICTION IN WHICH DEBTOR IS ORGANIZED OR FORMED;

            (iii)  ANY NEW NAMES UNDER WHICH DEBTOR INTENDS TO DO BUSINESS; OR

            (iv)  ANY NEW ADDRESSES AT OR FROM WHICH DEBTOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

          Debtor shall in any event keep all Collateral within one or more states of the United States of America.

          (b)   Provide and maintain insurance with respect to the Collateral, the operation of Debtor's business, and certain members, managers, partners, joint venturers, employees, or officers of Debtor as required by Agent from time to time. All such insurance shall be in such amounts and against such risks as shall be satisfactory in all respects to Agent, with Agent named as additional insured and loss payee. Debtor has the risk of loss as to all Collateral.

          (c)   Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral. Debtor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent, and except that Debtor, subject to Section 7.3(c)(iv) of the Loan Agreement may grant purchase money security interests in specific items of Collateral acquired after the date hereof, provided it notifies the Secured Party of such purchase money security interests.

          (d)   Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Agent), and do such other acts, as Secured Party may request to establish and maintain

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  a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent. If and to the extent that Collateral is in the possession of a third party, Debtor agrees to notify Agent and upon Agent 's request to join with Secured Party in notifying the third party of Secured Party's security interest and obtaining either an acknowledgment in form satisfactory to Secured Party from the third party that it is holding the Collateral for the benefit of Secured Party or a control agreement with respect to such Collateral.

          (e)   Deliver to Secured Party any certificates or other documents of title representing or issued with respect to any of the Collateral, with Secured Party's security interest and lien endorsed thereon, and record such certificates or documents with all appropriate regulatory agencies.

          (f)    Furnish to Secured Party, immediately upon the request of Secured Party, any evidence of ownership of the Collateral, including bills of sale, paid invoices, certificates of title, or applications for title.

          (g)   Keep at its address for notices hereunder its records concerning the Collateral, which records shall be of such character as will enable Agent to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect the Collateral and to inspect, audit, and make copies of, and extracts from, all records and papers in the possession or control of Debtor pertaining to the Collateral.

          (h)   Ensure that all Goods are of good and merchantable quality, ordinary wear and tear excepted.

          (i)    Provide to Agent from time to time such financial statements of and other information concerning the Collateral, Debtor, Borrower, and any Related Party as Secured Party shall reasonably request.

          (j)    Immediately notify Secured Party of any material loss or depreciation in the value of the Collateral.

          (k)   Not sell, lease, transfer, contract to sell, grant a license or option or similar right with respect to, or otherwise dispose of, any Collateral, or remove any Collateral from Debtor's place of business or one of the locations within the fifty United States of America where Debtor has indicated to Secured Party such Collateral will be located, except for: (i) the sale of Equipment to be replaced as a result of obsolescence or other reasons consistent with Debtor's usual business practices; and (ii) the movement of Collateral from one business location within the fifty United States of America to another consistent with Debtor's usual business practices.

          (l)    Not cause or permit any Collateral to be attached to real estate in a manner which might cause such Collateral to become a part thereof or otherwise be classified as a fixture unless Debtor has first obtained a written agreement in form and substance acceptable to Secured Party and executed by each of the owner, landlord, encumbrancer and every other person then having a beneficial or legal interest in such real property by which such owner, landlord, encumbrancer or other party acknowledges Secured Party's lien in, and consents to Secured Party's removal of, such Collateral.

          (m)  If any Collateral is or becomes a promissory note or other instrument, promptly notify Agent thereof and take such action as Secured Party may request, including providing related information, certificates and documents, and promptly delivering to Agent the sole original document or, if applicable, certificate, and all counterpart originals, evidencing such Collateral following its execution and/or delivery to Debtor, with whatever endorsements of Debtor that Agent may require.

          (n)   If any Collateral is subject to title registration laws for which a lien may be reflected on a title document, promptly notify Agent thereof and take such action as Agent may request, including providing related information, certificates and documents and facilitating, or otherwise cooperating with Agent in facilitating, the registration and titling of such Collateral in such a manner as is required under applicable law to perfect Secured Party's security interest in such Collateral.

          6.    WARRANTY-FUTURE.    The request or application by Borrower or Debtor for any Liability secured hereby shall be a representation and warranty by Debtor as of the date of such request or application that: (a) no Event of Default or Unmatured Event of Default under this Agreement has occurred or is continuing as of such date; and (b) Debtor's representations and warranties herein are true and correct as of such date as though made on such date, in each case as amended by the information provided in any report or notice delivered by the Borrower to the Secured Party pursuant to Section 7.1 of the Credit Agreement, except that any representation and warranty referencing financial statements of Debtor or Borrower shall be deemed to refer to the then most recent financial statements furnished to Secured Party.

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          7.    EVENTS OF DEFAULT.    The occurrence or continuance of any of the following shall constitute an "Event of Default":

          (a)   (i) failure to pay, when and as due, any principal payable hereunder or in connection with any of the Liabilities; (ii) failure to pay, when and as due, any interest or other amounts payable hereunder or in connection with any of the Liabilities; or (iii) failure to comply with or perform any agreement or covenant of Debtor contained herein, in each case in clauses (i), (ii) and (iii) above after giving effect to any applicable notice, grace or cure period; or

          (b)   any default, event of default, or similar event shall occur or continue under the Credit Agreement, the Guaranty or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in the Credit Agreement, the Guaranty or such Related Document; or

          (c)   the Debtor or any Related Party shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (as defined in the Credit Agreement) beyond any period of grace provided with respect thereto, which individually or together with other such Indebtedness as to which any such failure exists has an aggregate outstanding principal amount in excess of $2,000,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness having such aggregate outstanding principal amount, beyond any period of grace, if any, provided with respect thereto, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that the Debtor offer to purchase such Indebtedness or other required repurchase of such Indebtedness; or

          (d)   any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Debtor, Borrower or any Related Party to Secured Party is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified, in each case as amended by the information provided in any report or notice delivered by the Borrower to the Secured Party pursuant to Section 7.1 of the Credit Agreement; or

          (e)   this Agreement, the Credit Agreement, the Guaranty or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

          (f)    Debtor, Borrower or any Related Party (in each case if not a natural person) shall fail to maintain their existence in good standing in their state of organization or formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Debtor, Borrower or any Related Party; or

          (g)   Borrower, Debtor, or any Related Party shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason, or any general partner or joint venturer of Debtor or Borrower shall withdraw or notify any partner or joint venturer of Borrower or Debtor of its intention to withdraw as a partner or joint venturer (or to become a limited partner) of Borrower or Debtor; or any general or limited partner or joint venturer of Debtor or Borrower shall fail to make any contribution required by the partnership or joint venture agreement of Debtor or Borrower as and when due under such agreement; or there shall be any change in any Constituent Document of Debtor or Borrower from that in force on the date hereof which may have a material adverse impact on the ability of Debtor or Borrower to repay the Liabilities; or

          (h)   any person or entity presently not in control of a Debtor, Borrower, or Related Party which is not a natural person shall obtain control directly or indirectly of such a Debtor, Borrower or Related Party, whether by purchase or gift of stock or assets, by contract, or otherwise; or

          (i)    Debtor shall grant or any person (other than Secured Party) shall obtain a security interest in any of the Collateral or shall file any financing statement purportedly covering any Collateral; Debtor or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a first-priority security interest in any of the Collateral or in any other assets constituting security for the Liabilities, enforceable in accordance with this Agreement (as to the Collateral) or the related collateral documents (as to such other assets); or any notice of a federal tax lien against Borrower, Debtor or any Related Party shall be filed with any public recorder; or

          (j)    (without limiting any other provision of this Agreement or any Related Document) there shall be any material loss or depreciation in the value of any of the Collateral for any reason, or Agent shall otherwise

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  reasonably deem itself insecure with respect to the Collateral; or, unless expressly permitted by this Agreement or the Related Documents, all or any part of any of the Collateral or any direct, indirect, legal, equitable or beneficial interest therein is assigned, transferred or sold without Secured Party's prior written consent; or

          (k)   An involuntary case shall be commenced against the Debtor or any Related Party and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Debtor or any Related Party, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or

          (l)    A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Debtor or any Related Party or over all or a substantial part of the property of the Debtor or any Related Party shall be entered; or an interim receiver, trustee or other custodian of the Debtor or any Related Party or of all or a substantial part of the property of the Debtor or any Related Party shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Debtor or any Related Party, shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance; or

          (m)  Debtor or any Related Party shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate action to authorize any of the foregoing.

          8.    DEFAULT REMEDIES.

          (a)   Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(j) of the Section entitled "EVENTS OF DEFAULT," Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind; and (ii) upon the occurrence of any Event of Default specified in subsections (k)-(m) of the Section entitled "EVENTS OF DEFAULT," the Liabilities shall be immediately and automatically due and payable without action of any kind on the part of Secured Party. Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any related document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

          (b)   If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Agent may, in its sole discretion, exercise any rights or powers set forth in this Agreement. Secured Party may require Debtor to assemble the Collateral and deliver it to a place designated by Agent. Agent has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose. Agent may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral. Debtor grants to Agent the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default. Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Debtor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care. No failure of Agent to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral. Without limiting any other provision hereof, Debtor shall pay all related expenses, including attorneys' fees and reasonable time charges of attorneys who may be employees of Agent. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten days before such disposition, postage prepaid, addressed to Debtor at the address of Debtor shown below. Agent shall, in addition to and not in limitation of all rights of offset under applicable

7

  law, have the right to appropriate and apply all of the Collateral in its possession to payment of the Liabilities. Agent may proceed to sell, lease or otherwise dispose of the Collateral at public or private sale for cash or credit, and may itself make a credit bid; provided, however, that Debtor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Agent, and such shall be deemed commercially reasonable. Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Agent shall determine in its sole discretion. Any balance remaining shall be returned to Debtor.

          (c)   Agent may, by written notice to Debtor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Agent and Debtor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Agent of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Agent herein provided are cumulative and not exclusive of any rights or remedies provided by law.

          (d)   As to any Liabilities owed to any Lender, Agent shall act as collateral agent for such Lender and shall take or refrain from taking action, and shall distribute proceeds of Collateral and other amounts recovered hereunder or under any Related Document, between such Agent as they shall from time to time agree. Except as and if required by law Debtor shall have no obligation or right whatsoever to inquire into any agreements or arrangements between Agent and any Agent's acting as collateral agent for any Lender.

          9.    STANDARDS FOR EXERCISING REMEDIES.    To the extent that the Uniform Commercial Code or other applicable law impose duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party: (a) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition; (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (c) to fail to exercise collection remedies against account debtors and other persons obligated on the Collateral or to remove liens or encumbrances on or any adverse claims against Collateral; (d) to exercise collection remedies against account debtors and other persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists; (e) to advertise dispositions of Collateral through publications or media of general circulation; (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral; (g) to hire one or more professional auctioneers to assist in the disposition of Collateral; (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or to match buyers and sellers of assets; (i) to dispose of assets at wholesale, rather than in retail markets; (j) to disclaim all disposition warranties; (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral; or (l) to the extent deemed appropriate and desirable by Secured Party, to obtain the services of brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of Collateral. Debtor acknowledges and agrees that the purpose of this Section is to provide a non-exhaustive list of the conduct by Secured Party that would not be deemed commercially unreasonable in Secured Party's exercise of remedies in respect of the Collateral. Without limitation upon the foregoing, nothing in this Section shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not be granted or imposed by applicable law in the absence of this Section.

          10.    RIGHTS OF SECURED PARTY.    Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

          (a)   perform any agreement of Debtor hereunder that Debtor shall have failed to perform;

          (b)   take any other action which Agent deems necessary or desirable for the preservation of the Collateral or Agent's interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any

8

  obligation of Debtor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Debtor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and to give full discharge for the same; and (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

          (c)   sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Agent in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

  Debtor hereby appoints Agent as Debtor's attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Debtor in accordance with this Section. Debtor will reimburse Agent for all reasonable expenses so incurred by Agent within 10 business days of receipt of a written request for reimbursement. Amounts unpaid by Debtor after such 10 business day period shall bear interest at a rate per year equal to two percent (2%) in addition to the Prime Rate until paid.

          11.    INSURANCE.

          (a)   Agent 's rights under this Section are in addition to any under other provisions of this Agreement.

          (b)   Unless Debtor provides Agent with evidence of any insurance coverage required by this Agreement or any Related Document, Agent may purchase insurance at Debtor's expense to protect Secured Party's interest in the Collateral. This insurance may, but need not, protect the Debtor's interests. The coverage that Agent may purchase may not pay any claim that Debtor makes or any claim that is made against Debtor in connection with the Collateral. Debtor may later cancel any insurance purchased by Agent, but only after providing Secured Party with evidence that Debtor has obtained insurance as required by this Agreement. If Agent purchases insurance for the Collateral, Debtor will be responsible for the costs of that insurance, including interest and any other charges Agent may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to Debtor's total outstanding balance or obligation. The costs of insurance may be more than the cost of insurance Debtor may be able to obtain on Debtor's own.

          12.    FURTHER ASSURANCES.    Debtor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Agent may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Agent its rights, powers and remedies hereunder.

          13.    OBLIGATIONS UNCONDITIONAL; WAIVER OF DEFENSES.    Debtor irrevocably agrees that no fact or circumstance whatsoever which might at law or in equity constitute a discharge or release of, or defense to the obligations of, a guarantor or surety shall limit or affect any obligations of Debtor under this Agreement or any document or instrument executed in connection herewith. Without limiting the generality of the foregoing:

          (a)   Agent may at any time and from time to time, without notice to Debtor, take any or all of the following actions without affecting or impairing the liability of Debtor on this Agreement:

            (i)    renew or extend time of payment of the Liabilities;

            (ii)   accept, substitute, release or surrender any security for the Liabilities; and

            (iii)  release any person primarily or secondarily liable on the Liabilities (including Borrower, any indorser, any Guarantor and any other Related Party).

          (b)   No delay in enforcing payment of the Liabilities, nor any amendment, waiver, change, or modification of any terms of any Related Document, shall release Debtor from any obligation hereunder. The obligations of Debtor under this Agreement are and shall be primary, continuing, unconditional and absolute (notwithstanding that at any time or from time to time all of the Liabilities may have been paid in full), irrespective of the value, genuineness, regularity, validity or enforceability of any Related Documents. In order to hold Debtor liable or exercise rights or remedies hereunder, there shall be no obligation on the part of Agent, at any time, to resort for payment to Borrower or any Related Party or to any other security for the Liabilities. Secured Party shall have the right to enforce this Agreement irrespective of whether or not other

9

  proceedings or steps are being taken against any other property securing the Liabilities or any other party primarily or secondarily liable on any of the Liabilities.

          (c)   Debtor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

          (d)   Until all Liabilities have been paid and fulfilled in full and no committed or uncommitted credit facility has been extended to Debtor or Borrower by Agent, Debtor waives any claim or other right which Debtor might now have or hereafter acquire against Borrower or any other person primarily or contingently liable on the Liabilities (including any Related Party) or that arises from the existence or performance of Debtor's obligations under this Agreement, including any right of subrogation, reimbursement, contribution, indemnification, or participation in any claim or remedy of Agent against Borrower or any other collateral security for the Liabilities, which Agent now has or hereafter acquires, however arising.

          14.    NOTICES.    All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Agent to its banking office indicated on the signature page to this Agreement (Attention: Banking) and if to Debtor to its address indicated on the signature page to this Agreement, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

          15.    MISCELLANEOUS.    This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois. This Agreement shall bind Debtor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a debtor to this Agreement, and shall inure to the benefit of Agent, its successors and assigns, except that neither Debtor nor any person or entity who or which becomes bound as a debtor may transfer or assign any rights or obligations hereunder without the prior written consent of Agent. Debtor agrees to pay upon written demand all reasonable expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Agent or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith. If there shall be more than one person or entity constituting Debtor, each of them shall be primarily, jointly and severally liable for all obligations hereunder. This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

          16.    WAIVER OF JURY TRIAL, ETC.    DEBTOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENTOR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF SECURED PARTY IS LOCATED. DEBTOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR

10

  CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

        17.    Termination.    This Agreement and the assignments, pledges and security interests created or granted by this Agreement shall create a continuing security interest in the Collateral and shall terminate upon Borrower's satisfaction and compliance with the Leverage/Fixed Charge Requirement (as provided and defined in the Credit Agreement). Upon written notice from Borrower following such satisfaction and compliance, the Secured Party shall reassign and deliver to the Debtor all Collateral and documents then in custody or possession, and if requested by the Debtor, shall, at the cost and expense of the Debtor, execute and deliver to the Debtor for recording or filing in each office in which any assignment or financing statement relative to the Debtor or the agreement relating thereto or any part of the Collateral, shall have been filed or recorded, a termination statement or release under applicable law (including, if relevant, the UCC) releasing the Secured Party's interest therein, and such other documents and instruments as the Debtor may reasonably request all without recourse to or warranty whatsoever by the Secured Party and at the cost and expense of the Debtor.

11

[Signature Page for June 30, 2004 Security Agreement]

DEBTOR:
QUIXOTE CORPORATION, a Delaware corporation, as Borrower
By:	/s/ DANIEL P. GOREY
Name:	Daniel P. Gorey
Title:	Vice President, Chief Financial Officer & Treasurer
Notice Address:	c/o Quixote Corporation 35 East Wacker Drive Chicago, Illinois 60601
	Attention:	Daniel P. Gorey
	Telephone No.:	(312) 467-6755
	Facsimile No.:	(312) 467-0197

QUIXOTE TRANSPORTATION SAFETY, INC.
TRANSAFE CORPORATION
ENERGY ABSORPTION SYSTEMS, INC.
ENERGY ABSORPTION SYSTEMS (AL) LLC
SURFACE SYSTEMS, INC.
NU-METRICS, INC.
HIGHWAY INFORMATION SYSTEMS, INC.
U. S. TRAFFIC CORPORATION
(formerly known as Green Light Acquisition Corporation)
PEEK TRAFFIC CORPORATION,
(formerly known as Vision Acquisition Corporation),
as Guarantors
By:	/s/ LESLIE J. JEZUIT
Name:	Leslie J. Jezuit
Title:	President, Chief Executive Officer & Chairman
Notice Address:	c/o Quixote Corporation One East Wacker Drive Chicago, Illinois 60601
	Attention:	Leslie J. Jezuit
	Telephone No.:	(312) 467-6755
	Facsimile No.:	(312) 467-0197
ACCEPTED:
SECURED PARTY:
THE NORTHERN TRUST COMPANY, for Itself and, as Agent for the Lenders
By:	/s/ RON MALLICOAT
Name:	Ron Mallicoat
Title:	Senior Vice President
Notice Address:	The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60675
	Attention:	Ron Mallicoat
	Telephone No.:	(312) 444-3428
	Facsimile No.:	(312) 444-7028

12

LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ BETTY LATSON
Name:	Betty Latson
Title:	Senior Vice President
Notice Address:	LaSalle National Association 135 South LaSalle Street Chicago, Illinois 60603
	Attention:	Betty Latson
	Telephone No.:	(312) 904-2738
	Facsimile No.:	(312) 904-6546
HARRIS TRUST AND SAVINGS BANK
By:	/s/ DEREK R. COOK
Name:	Derek R. Cook
Title:	Vice President
Notice Address:	Harris Trust and Savings Bank 111 West Monroe Street Tenth Floor West Chicago, Illinois 60603
	Attention:	Derek R. Cook
	Telephone No.:	(312) 461-2246
	Facsimile No.:	(312) 293-4856
NATIONAL CITY BANK OF THE MIDWEST (f/k/a National City Bank of Michigan/Illinois)
By:	/s/ RICHARD MICHALIK
Name:	Richard Michalik
Title:	Senior Vice President
Notice Address:	National City Bank of the Midwest (f/k/a National City Bank of Michigan/Illinois) One North Franklin 36th Floor Chicago, Illinois 60606
Attention:
	Telephone No.:	(312) 384-4650
	Facsimile No.:	(312) 240-0301

13

EXHIBIT A to Financing Statement
of Quixote Corporation and each Subsidiary Guarantor ("Debtor")
in favor of The Northern Trust Company, as Agent ("Secured Party")
(Consisting of 1 page)

        All of Debtor's right, title and interest in the following property or types of property now owned by Debtor or hereafter created or acquired by Debtor, wherever located:

          (a)   All Accounts and all Goods whose sale, lease or other disposition by the Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, the Borrower, or rejected or refused by an Account Debtor;

          (b)   All Inventory, including, without limitation, raw materials, work-in-process and finished goods;

          (c)   All goods, equipment, vehicles, leasehold improvements, and fixtures, together with accessions thereto, replacement parts therefor and commingled goods (the "Equipment" or the "Goods");

          (d)   All Software and computer programs;

          (e)   All Chattel Paper, Electronic Chattel Paper, Documents, Letter of Credit Rights, all proceeds of letters of credit, Health care insurance Receivables, Supporting Obligations, notes secured by real estate, Commercial Tort Claims [NOTE: Commercial Tort Claims to be properly attached must be specifically described.] and General Intangibles, including Payment Intangibles;

          (f)    All money, Instruments, Deposit Accounts, certificates of deposit, deposits, Investment Property, Securities, Financial Assets and other property now or at any time hereafter in the possession or under the control of Secured Party or its bailee;

          (g)   All books and records, including customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;

          (h)   All Documents of title evidencing or issued with respect to, and Supporting Obligations pertaining to, any of the foregoing; and

          (i)    All proceeds, products, replacements and increases of, additions and accessions to, and substitutions for, the property described in the foregoing part of this Section, and rights in and claims to or benefits under contracts of insurance covering any of the property described in the foregoing part of this Section.

14

EXHIBIT B

DEBTOR NAME:		CHIEF EXECUTIVE OFFICE ADDRESS* PRINCIPAL BUSINESS OFFICES:	STATE OF ORGANIZATION AND ORGANIZATION NUMBER:
1.	QUIXOTE CORPORATION	35 EAST WACKER DRIVE SUITE 1100 CHICAGO, IL 60601	DELAWARE—0720523
2.	QUIXOTE TRANSPORTATION SAFETY, INC.	35 EAST WACKER DRIVE SUITE 1100 CHICAGO, IL 60601	DELAWARE—2803660
3.	TRANSAFE CORPORATION	35 EAST WACKER DRIVE SUITE 1100 CHICAGO, IL 60601	DELAWARE—3197646
4.	ENERGY ABSORPTION SYSTEMS, INC.	35 EAST WACKER DRIVE SUITE 1100 CHICAGO, IL 60601 3617 CINCINNATI AVENUE ROCKLIN, CA 95765 SPIN-CAST PLASTICS, INC. 3300 NORTH KENMORE STREET SOUTH BEND, IN 46628	DELAWARE—0904033
5.	ENERGY ABSORPTION SYSTEMS (AL) LLC	250 BAMBERG DRIVE PELL CITY, AL 35125	DELAWARE—3539333
6.	SURFACE SYSTEMS, INC.	11612 LILBURN PARK ROAD ST. LOUIS, MO 63146	MISSOURI—00157025
7.	NU-METRICS, INC.	UNIVERSITY DRIVE BOX 518 UNIONTOWN, PA 15401	PENNSYLVANIA—978728
8.	HIGHWAY INFORMATION SYSTEMS, INC.	4021 STIRRUP CREEK DRIVE SUITE 100 DURHAM, NC 27703	DELAWARE—2867376
9.	U. S. TRAFFIC CORPORATION, (formerly known as Green Light Acquisition Corporation)	9603 JOHN STREET SANTA FE SPRINGS, CA 90670	DELAWARE—3594608
10.	PEEK TRAFFIC CORPORATION, (formerly known as Vision Acquisition Corporation)	2511 CORPORATE WAY PALMETTO, FL 34221 141 RAILROAD STREET BEDFORD, PA 15522	DELAWARE—3717402

*
The Chief Executive Office for each Debtor is 35 East Wacker Drive, Suite 1100, Chicago, IL 60601. The principal business office(s) of each Debtor is listed if different than the Chief Executive Office.

15

EXHIBIT C

        Certain assets of U.S. Traffic Corporation are on loan to Quixote Transportation Safety Mexico, S. de R.L., Eucalipto y Nogal, Lots 4-7, Manzana 8, Tecate Industrial Park, Tecate, State of Baja, California, Mexico 21430

16

LEASEHOLD MORTGAGE AND SECURITY AGREEMENT

Mortgagor:	Energy Absorption Systems (AL) LLC	Mortgagee:	The Northern Trust Company, as Agent
STATE OF ALABAMA	)
):
ST. CLAIR COUNTY	)

        THIS LEASEHOLD MORTGAGE AND SECURITY AGREEMENT (herein called the "Mortgage") made this 30th day of June, 2004, by ENERGY ABSORPTION SYSTEMS (AL) LLC, a Delaware limited liability company, as Mortgagor (herein called the "Mortgagor"), to THE NORTHERN TRUST COMPANY, as Agent, for the benefit of itself and the Lenders, as defined herein (herein, together with its successors and assigns, called the "Agent").

RECITALS

        A.    Quixote Corporation, the Mortgagor's parent corporation (the "Borrower"), entered into that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 and a Second Amendment, dated as of the date hereof (the "Credit Agreement"), among the Borrower, The Northern Trust Company ("Northern") for itself and as Agent (Northern in its agency capacity the "Agent") for certain banks party thereto (the "Lenders") pursuant to which Credit Agreement the Agent and the Lenders have made, (i) Revolving Loans to the Borrower evidenced by certain Revolving Notes, dated as of May 16, 2003, in the maximum aggregate principal amount of Fifty Million Dollars and 00/100 ($50,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the "Revolving Notes") and (ii) Term Loans to the Borrower evidenced by certain Term Notes, dated as of May 16, 2003, in the aggregate principal amount of Twenty Million Dollars and 00/100 ($20,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the "Term Notes") (collectively, the Revolving Loans and Term Loans are herein called the "Loans"). Notwithstanding anything to the contrary contained herein, pursuant to the Second Amendment to the Credit Agreement, the maximum indebtedness secured hereby is $65,000,000.

        B.    In connection with the Credit Agreement, certain Subsidiaries of Borrower, including, without limitation, the Mortgagor, executed and delivered to the Agent, as a condition to the Credit Agreement, that certain Subsidiary Guaranty, dated as of May 16, 2003, in favor of the Agent for the ratable benefit of the Lenders (the "Guaranty").

        C.    Pursuant to the terms of that Mortgage and Trust Indenture, dated as of March 1, 1995, between the Industrial Development Board of the City of Pell City ("Board") and AmSouth Bank of Alabama ("Trustee") (the "Indenture"), the Board issued a certain $5,500,000 Variable/Fixed Rate Industrial Revenue Bond (Energy Absorption Systems Project) Series 1995 (the "Bond") for the purposes of financing a portion of the costs of acquiring, constructing and equipping an expansion and certain improvements to an existing manufacturing facility (the equipment, personal property and land or which the facility is located in Alabama, herein called the "Project").

        D.    Pursuant to the terms of the Indenture, the Board, to secure the payment to the bondholder of the principal and interest on the Bond, pledged and granted a mortgage, lien and security interest to the Trustee in certain real and personal property, including, without limitation, the Land, as defined herein, the Project and personal property relating thereto and the revenues and receipts paid by Mortgagor to the Board pursuant to the terms of the Lease (such liens in favor of the Trustee are herein called the "Permitted Liens").

        E.    Mortgagor is a party by assignment to and the lessee under that certain Lease as herein defined, pursuant to which Lease, the Project was leased to Mortgagor and Mortgagor acquired a leasehold interest in the Land and Project.

        F.     In consideration of the Loans made to Borrower and as security for Mortgagor's obligations to Agent under the Guaranty, the Mortgagor has executed various documents in favor of the Agent including, without limitation, the Guaranty (all the foregoing, together with this Mortgage and all loan and security documents hereafter executed by the Mortgagor and others in favor of the Agent with respect to the Loans or this Guaranty, including, without limitation, the Credit Agreement being referred to collectively herein as the "Loan Documents").

        NOW, THEREFORE, in consideration of the Loans and the promises and covenants contained herein, and in order to secure the Mortgagor's obligations under its Guaranty, including, without limitation, the payment of the Loans with the interest thereon, and any extensions or renewals thereof, and further to secure the performance of the covenants, conditions and agreements hereinafter set forth, the Mortgagor hereby does irrevocably grant, bargain, sell, convey, assign, remise, release and confirm to the Agent, and to its successors and assigns, with right of entry and possession as provided below, and grants to the Agent a security interest in, the following (herein together called the "Mortgaged Property"):

          (i)    The leasehold interest of Mortgagor in the land described in Exhibit A and B attached hereto and made a part hereof (the "Land") pursuant to that certain Lease Agreement dated October 1, 1977 by and between the Industrial Development Board of the City of Pell City and Vollrath Refrigeration, Inc., as assigned to Energy Absorption Systems, Inc. by instrument dated August 21, 1987, as supplemented by that certain Supplemental Lease Agreement dated March 1, 1995, between The Industrial Development Board of the City of Pell City and Energy Absorption Systems, Inc., as assigned to Mortgagor pursuant to that Assignment and Assumption Agreement, dated as of December 31, 2002 between Energy Absorption Systems, Inc., as assignor and Mortgagor, as assignee (the "Lease") and any right, title and interest in the fee title to said real property, as well as all development rights, air rights, water, water rights and water stock relating to the Land, and all options, privileges and rights of Mortgagor under the Lease including, but not limited to, the right to purchase the Land and Improvements thereto and right to terminate or modify the Lease and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law and in equity of the Mortgagor of, in and to the same, including but not limited to the other rights herein enumerated.

          (ii)   The leasehold interest of Mortgagor in all present and future structures, buildings, improvements and appurtenances of any kind now or hereafter situated on the Land (herein called the "Improvements") and all fixtures, fittings, apparatus, equipment and appliances of every kind and character now or hereafter attached or appertaining to the Improvements and all extensions, additions, improvements, betterments, renewals, substitutions, accessions, attachments and replacements to any of the foregoing, including, without limitation, all plumbing fixtures, ornamental and decorative fixtures, elevators, gas, steam, electric, solar and other heating, lighting, ventilating, air conditioning, refrigerating, cooking and washing equipment and appliances and sprinkling, smoke, fire and intrusion detection devices, it being intended and agreed that all such items will be conclusively considered to be a part of the real property conveyed by this Mortgage, whether or not attached or affixed to the Land.

          (iii)  The leasehold interest of Mortgagor in all appurtenances to the Land and all rights of the Mortgagor in and to any streets, roads, public places, easements or rights of way relating to the Land, including, without limitation, all rights of the Mortgagor to any septic system, sewer line, agreements, permits, easements, equipment, licenses, resolutions and related rights pertaining to any sewer and septic system on the Land.

          (iv)  The leasehold and ownership interest of Mortgagor in all building materials, equipment, fixtures, fittings and appliances of every kind and character now owned or hereafter acquired by the Mortgagor for the purpose of being used for or in connection with the Improvements, whether such building materials, equipment, fixtures, fittings and appliances are actually located on or adjacent to the Land and whether in storage or otherwise, wheresoever the same may be located, including, without limitation, all lumber and lumber products, bricks, building stones and blocks, sand, cement, roofing and flooring material, paint, doors, windows, hardware, nails, insulations, wires and wiring, plumbing and plumbing fixtures, heating and air conditioning equipment and appliances, electrical and gas equipment and appliances, pipes and piping, ornamental and decorative fixtures and all gas, steam, electric, solar and other heating, lighting, ventilating, air conditioning, refrigerating, cooking and washing equipment and appliances.

          (v)   All right, title and interest Mortgagor now has or hereafter required all furniture, machinery, equipment, appliances and other personal property of every kind and character located on or used in connection with the Land and the Improvements and all extensions, additions, improvements, betterments, renewals, substitutions, accessions, attachments and replacements to any of the foregoing, including, without limitation, all furniture (including desks, tables, chairs, sofas, shelves, lockers and cabinets), office furnishings, appointments and supplies, office machines, equipment, appliances and apparatus, gas, steam, electric, solar and other heating, lighting, ventilating, air conditioning, refrigerating, cooking, washing and cleaning equipment and appliances, floor and window coverings and treatments (including rugs, carpets, draperies, shades, curtains and awnings), building maintenance equipment, appliances and apparatus, tools, implements and instruments, and machinery, equipment and apparatus used or useful in the manufacture, fabrication,

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  production, processing, assembly, handling, conversion, treatment, storage and distribution of goods, raw materials, products, merchandise, articles, stock, wares and commodities.

          (vi)  All the rents, revenues, receipts, royalties, issues, income and profits derived or arising from the Mortgaged Property and all rights of the Mortgagor under all present and future leases and subleases affecting the Land and the Improvements.

provided, notwithstanding the foregoing, the parties intend and agree that the above-described Mortgaged Property shall be the same, constitute and be limited to that property and rights demised and leased to Mortgagor pursuant to the terms of the Lease.

          This instrument secures:

          (1)   The payment and performance of the Mortgagor's indebtedness and obligations under the Guaranty, including all extensions, renewals, substitutions, modifications and replacements of the Guaranty.

          (2)   The payment and performance of the obligations of the Mortgagor under this Mortgage and the obligations of the Mortgagor and other parties under the other Loan Documents.

          (3)   The payment of all sums advanced or paid out by the Agent under any provision of this Mortgage or the other Loan Documents or to protect the security of this Mortgage.

          (4)   The payment and performance of the Mortgagor's obligations under all other present and future agreements executed by the Mortgagor or other parties in favor of the Agent and relating to the Guaranty or any one or more of the Loan Documents.

        The indebtedness referred to in the above identified items (1)-(4) are referred to as "indebtedness secured hereby".

        TO HAVE AND TO HOLD the Mortgaged Property and all parts thereof unto the Agent and to its successors and assigns forever, subject however to the terms and conditions contained herein;

        PROVIDED, HOWEVER, that these presents are upon the condition that, if upon the earlier to occur of (i) the Mortgagor paying or causing to be paid to the Agent, for the ratable benefit of the Lenders, the principal and interest payable in respect to the Loan Documents and the Mortgagor is released by Agent of its obligations under the Guaranty, at the times and in the manner stipulated therein and herein, and shall pay and discharge, or cause to be paid and discharged, all other indebtedness secured hereby, and shall perform and observe or cause to be performed and observed all the covenants and promises contained in the Guaranty, this Mortgage and all the other Loan Documents, and any extension, renewal, substitution, modification or replacement thereof, expressed to be performed and observed by the Mortgagor or Borrower and the other parties thereto, or (ii) the Borrower's satisfaction and compliance with the Leverage/Fixed Charge Requirement as defined in and pursuant to the terms of the Credit Agreement, all without fraud or delay, then this Mortgage, and all the properties, interest and rights hereby granted, bargained, and sold shall cease, terminate and be void and shall otherwise no longer remain in full force and effect.

ARTICLE I

COVENANTS OF THE MORTGAGOR

        In addition to covenants contained elsewhere herein, the Mortgagor covenants and agrees with the Agent as follows:

        Section 1.1    Performance of Guaranty.    The Mortgagor covenants and agrees to pay, perform and observe all covenants, terms, conditions and obligations contained herein, the Guaranty and in the other Loan Documents in accordance with their respective terms and to duly and punctually pay the principal and interest due under the Note and all other indebtedness secured hereby.

        Section 1.2    Warranty of Title.    The Mortgagor covenants that it has a valid leasehold interest in the Land and real property hereby mortgaged and has good and absolute title to all existing personal property hereby mortgaged and has good right, full power and lawful authority to convey, encumber and mortgage the same in the manner and form aforesaid; that the same is free and clear of all liens, charges and encumbrances whatsoever except for Permitted Liens and other liens as shown on the Title Report issued by First American Title Insurance Company, dated July 15, 2004 applicable to this Mortgage, including, as to personal property and fixtures, conditional sales contracts, chattel mortgages, security agreements, financing statements and anything of a similar

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nature; and that the Mortgagor will warrant and forever defend the title thereto unto the Agent and its successors and assigns against the claims of all persons whomsoever. The Mortgagor hereby convenants and represents that the Lease is in full force and effect and that it is not in default under any of the terms thereof.

        Section 1.3    Further Assurances; After Acquired Property.    The Mortgagor covenants and represents that the Guaranty and all the Loan Documents executed by the Mortgagor have been duly executed and delivered and are valid and enforceable obligations of the Mortgagor in accordance with the terms thereof. The Mortgagor agrees to execute and deliver to the Agent on demand and at the Mortgagor's expense any documents, additional mortgages and instruments of further assurance required or desired by the Agent to effectuate, complete, enlarge, perfect, continue and preserve (a) the obligations of the Mortgagor under the Guaranty, this Mortgage and the other Loan Documents and (b) the lien of this Mortgage, subject to the Permitted Liens, as a [first and prior] lien upon all the Mortgaged Property, whether now owned or hereafter acquired by the Mortgagor. Upon any failure of the Mortgagor to execute and deliver any such instruments, the Agent may execute and record any such instruments for and in the name of the Mortgagor, and the Mortgagor irrevocably appoints the Agent, the agent and the attorney-in-fact of the Mortgagor for such purpose. The lien hereof will automatically attach, without further act, to all after-acquired property attached to, made a part of or substituted for any of the Mortgaged Property.

        Section 1.4    Assignment of Leases and Rents.    To the extent that Mortgagor has any right or interest in the same, all the existing and future rents, revenues, royalties, issues, income and profits of the Mortgaged Property that arise from its use or occupancy, including, without limitation, security deposits and advance rentals (herein together called the "Rents") and all leases, subleases or management, leasing or occupancy agreements pertaining to the Land or the Improvements (herein together called the "Leases") are hereby absolutely and presently assigned to the Lender.

        The Mortgagor will not execute any Leases without first having received the prior written approval from the Lender of the form and content of the same. Without limiting the foregoing, any managing, leasing or similar fee shall be subordinated to the lien of this Mortgage.

        Without the prior written consent of the Lender, the Mortgagor will not accept prepayments of rent exceeding one month under any of the Leases, nor modify or amend any of the Leases, nor in any manner impair the Mortgagor's interest in the Rents. The Mortgagor will perform all covenants of the lessor under the Leases. Simultaneously with the execution hereof, the Mortgagor will execute and deliver to the Lender for recordation an assignment of leases in form acceptable to the Lender.

        (a)   If required by the Lender, the Leases must provide, in a manner approved by the Lender, that the Leases are junior and subordinate to the lien of this Mortgage, and that the tenant will recognize as its lessor any person succeeding to the interest of the Mortgagor upon any foreclosure of this Mortgage.

        (b)   Nothing herein shall render the Lender liable under any existing or future Leases, regardless of the collection of rents thereunder, for any of the covenants or agreements of the Mortgagor under such Leases.

        Section 1.5    Transfer Prohibited.    If the Mortgaged Property, or any part thereof, is sold, transferred, conveyed, leased, assigned or encumbered in any manner, voluntarily or involuntarily without the Agent's prior written consent, then such sale, transfer, conveyance, assigned, or encumbrance shall constitute a default under this Mortgage and the Agent, at its option, may declare the indebtedness secured hereby plus accrued interest due and payable. If any of the membership interests of Mortgagor shall be sold, conveyed, transferred, assigned or exchanged after the execution and delivery of this Mortgage (other than to the Borrower), such transfer shall constitute a transfer or conveyance of the Property which is hereby prohibited.

        Section 1.6    Compliance with Laws.    The Mortgagor will promptly comply with all present and future laws, ordinances, rules, regulations and requirements of all governmental authorities having jurisdiction over the Mortgaged Property or any part thereof including, without limitation, all zoning regulations and building codes. Without the prior written consent of the Agent, the Mortgagor will not seek, make or consent to any change in the zoning or conditions of use of the Mortgaged Property. The Mortgagor will comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Mortgaged Property.

        Section 1.7    Books and Records. Financial Statements. Property Income and Expense Statement.    The Mortgagor will keep true and correct financial books and records in which it will make full and correct entries of all its business activities and financial affairs and the operation of the Mortgaged Property sufficient to reflect correctly the results of all operations, leasing and other income-producing activities by the Mortgagor on the

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Mortgaged Property, and to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. The Agent will have the right to examine, copy and audit the Mortgagor's records and books of account at all reasonable times in a manner otherwise consistent with the Credit Agreement. The Mortgagor will deliver to the Agent at such times and in such form and containing such information as shall be required by the Agent, financial statements, including, without limitation, balance sheets, profit-and-loss statements, income and expense statements and all schedules and exhibits thereto as are customarily required by sound accounting practice in a manner otherwise consistent with the Credit Agreement. Such statements and information shall be prepared in accordance with generally accepted accounting principles by the Mortgagor or, at the Agent's option, by an independent certified public accountant approved by the Agent in advance of delivery of such statements and information.

        Section 1.8    Performance by the Agent.    The Mortgagor will, at its own expense, appear in and defend any action or proceeding that might affect the Agent's security or the rights or powers of the Agent or that purports to affect any of the Mortgaged Property. If the Mortgagor fails to perform any covenant, condition, term or agreement contained in this Mortgage, or if any action or proceeding of any kind (including but not limited to any bankruptcy, insolvency, arrangement, reorganization or other debtor-relief proceeding) is commenced which might affect the Agent's interest in the Mortgaged Property or the Agent's right to enforce its security, then the Agent may, at its option, take any actions and disburse any sums as may be necessary or desirable to protect or enforce this Mortgage or to remedy the failure of the Mortgagor to perform its covenants (without, however, waiving any default of the Mortgagor). The Mortgagor agrees to pay all reasonable expenses of the Agent thus incurred (including, without limitation, fees and disbursements of counsel). Any such expenses incurred by the Agent will be additional indebtedness of the Mortgagor to the Agent secured by this Mortgage, will bear interest at the after-maturity rate specified in the Guaranty and will be payable by the Mortgagor upon demand. The Agent shall be the sole judge of the necessity for any such actions and of the amount to be paid or expended in connection therewith. The Agent is hereby empowered to enter and to authorize others to enter upon the Land or any part thereof for the purpose of performing or observing any defaulted covenant, condition, term or agreement hereof, without thereby becoming liable to the Mortgagor or any party in possession holding under the Mortgagor. This paragraph will not be construed to require the Agent to incur any expenses or take any actions.

        Section 1.9    Personal Property.

        (a)   This Mortgage constitutes a SECURITY AGREEMENT with respect to all personal property in which the Agent is granted a security interest hereunder and constitutes a lien on such property, and the Agent shall have all the rights and remedies of a secured party under the Alabama Uniform Commercial Code as well as all other rights and remedies available at law or in equity. The Mortgagor hereby agrees to execute and deliver on demand and to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as the Agent may require in order to impose or perfect, or continue the perfection of, the lien or security interest created hereby. Upon any failure of the Mortgagor to execute and deliver any such instruments, the Agent may execute and record any such instruments for and in the name of the Mortgagor, and the Mortgagor irrevocably appoints the Agent the agent and the attorney-in-fact of the Mortgagor for such purpose. Upon the occurrence of an Event of Default hereunder, the Agent shall have the right to cause any of the Mortgaged Property which is personal property and subject to the security interest of the Agent hereunder to be sold at any one or more public or private sales as permitted by applicable law, and the Agent shall further have all other rights and remedies, whether at law, in equity or by statute, as are available to secured creditors under applicable law. Any such disposition may be conducted by an employee or agent of the Agent. Any person, including both the Mortgagor and the Agent, shall be eligible to purchase any part or all of such property at such disposition.

        (b)   The expenses of retaking, holding, preparing for sale, selling or the like shall be borne by the Mortgagor and shall include the Agent's attorneys' fees and legal expenses. Upon demand of the Agent the Mortgagor shall assemble such personal property and make it available to the Agent at the Land, a place which is hereby deemed to be reasonably convenient to the Agent and the Mortgagor. The Agent shall give the Mortgagor at least five (5) days' prior written notice of the time and place of any public sale or other disposition of such property or of the time of or after which any private sale or other intended disposition is to be made, and if such notice is sent to the Mortgagor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to the Mortgagor.

        Section 1.10    Expenses.    The Mortgagor will pay or reimburse the Agent for all reasonable costs and expenses (including, without limitation, attorneys' fees) incurred by the Agent in connection with execution,

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delivery, filing and enforcement of this Mortgage (including, without limitation, all title, recording, survey, and legal fees and expenses, including fees and expenses of Alabama counsel retained by Agent), in any proceeding involving the estate of a decedent or an insolvent, or in any action, proceeding or dispute of any kind in which the Agent is involved or is made a party, or appears as party plaintiff or defendant, affecting the Guaranty, Mortgage, the other Loan Documents, the Mortgagor or the Mortgaged Property, including, without limitation, the foreclosure of this Mortgage, any condemnation action involving the Mortgaged Property or any action to protect the security hereof or to enforce any provision hereof and in any situation where the Agent employs an attorney to protect the Agent's rights hereunder, whether or not legal proceedings are commenced or involved. Any such expenses incurred by the Agent will be additional indebtedness of the Mortgagor to the Agent secured by this Mortgage, will bear interest at the after-maturity rate specified in the Guaranty and will be payable by the Mortgagor upon demand.

        Section 1.11    Sewage Systems.    The Mortgagor understands that any septic system, sewage treatment facility or sewer line on the Land or to be constructed from the Land to a public sewer line and all personal property appurtenant thereto and rights therein are conveyed to the Agent hereunder as part of the Mortgaged Property, whether located on the Land or adjacent to or connected with the same. The Mortgagor covenants not to allow any connections to any such sewer facility or sewer line or to allow any person to use the sewer facility or sewer line or to make any modifications in the plans and specifications or construction contract for the construction of any such sewer facility or sewer line without the prior written consent of the Agent. The Mortgagor understands that such consent may be withheld and/or conditioned upon receipt of documentation and assurances acceptable to the Agent and that the Agent will have the first right and lien as secured hereby to any moneys or revenues arising from any such connections or use.

        Section 1.12    Insurance Premium and Tax Payments.    The Mortgagor will pay to the appropriate governmental authority and insurer, as applicable, the taxes, assessments and hazard insurance premiums as sufficient to enable when they become due, all taxes, assessments, casualty insurance premiums and other similar charges against the Mortgaged Property or any part thereof. In the event Mortgagor shall fail to pay such premiums or taxes, upon demand of the Agent, the Mortgagor agrees to deliver to the Agent such additional moneys as are necessary to make up any deficiencies in the amounts necessary to enable the Agent to pay in full such taxes, assessments, insurance premiums and similar charges as may be due and payable. In the event of an occurrence of an Event of Default under any of the Loan Documents as herein or therein defined, the Agent may apply to the reduction of the sums secured hereby, in such manner as the Agent shall determine, any such amount remaining to the Mortgagor's credit.

        Section 1.13    Other Taxes, Utilities and Liens.

        (a)   The Mortgagor will pay promptly when and as due, and will promptly deliver to the Agent receipts for the payment of, all taxes, assessments, water rates, dues, charges, fines and impositions of every nature whatsoever levied, assessed or imposed upon or against the Mortgaged Property or any part thereof, or upon the interest of the Agent in the Mortgaged Property, as well as all income taxes, assessments and other governmental charges lawfully levied and imposed by the United States of America or any state, county, municipality, district or other taxing authority upon the Mortgagor or in respect of the Mortgaged Property or any part thereof, or any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property prior to or equal to the lien of the Mortgage for any amounts secured hereby or would have priority over or equality with the Mortgage in distribution of the proceeds of any foreclosure sale of the Mortgaged Property or any part thereof.

        (b)   The Mortgagor will promptly pay all charges by utility companies, whether public or private, for electricity, gas, water, sewer or other utilities.

        (c)   The Mortgagor will promptly pay and will not suffer any mechanic's, laborer's, statutory or other lien which might or could be prior to or equal to the lien of the Mortgage to be created or to remain outstanding upon any of the Mortgaged Property.

        (d)   In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of mortgages or debts secured by mortgages or the manner of collecting taxes so as to affect adversely the Agent with respect to the Loans, the entire balance of the principal sum secured by the Mortgage and all interest accrued thereon shall without notice become due and payable forthwith at the option of the Agent.

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        Section 1.4    Insurance.

        (a)   The Mortgagor will procure, deliver to and maintain for the benefit of the Agent during the life of this Mortgage, insurance policies in such amounts as the Agent shall require, but in no event less than the full replacement cost of all the Improvements and with no more than $5,000 deductible from the loss payable for any casualty, with extended coverage endorsement, insuring the Mortgaged Property against fire, flood, liability, vandalism and malicious mischief, tornado, war damage (if available), collapse, loss of rents or rental value (with coverage in an amount to cover a minimum of six (6) months of fair rental value or projected gross annual rentals at 100% occupancy of the Mortgaged Property), business interruption and such other insurable hazards, casualties and contingencies as the Agent may reasonably require. If the Land is located in a flood hazard area or if required pursuant to §102 of the Flood Disaster Protection Act of 1973, flood insurance in an amount acceptable to the Agent shall also be provided by the Mortgagor. The policies shall include, without limitation, a "Replacement Cost Endorsement," boiler and machinery insurance covering pressure vessels, sewage treatment facilities, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment and insurance against loss of occupancy or use arising from any such breakdown. All such policies and the companies issuing them shall be acceptable to the Agent. All policies shall contain (i) a standard, non-contributory mortgagee endorsement making losses payable to the Agent and (ii) an obligation of the insurer to notify the Agent in writing not less than ten (10) days prior to any cancellation or change in coverage. At least fifteen (15) days prior to the expiration date of all such policies, renewals thereof satisfactory to the Agent shall be delivered to the Agent. The Mortgagor shall deliver to the Agent receipts evidencing the payment of all such insurance policies and renewals. In the event of the foreclosure of this Mortgage or any other transfer of title to the Mortgaged Property in extinguishment of the indebtedness secured hereby, all right, title and interest of the Mortgagor in and to all insurance policies then in force shall pass to the purchaser or grantee.

        (b)   The Agent is hereby authorized and empowered to adjust or compromise any loss under any insurance policies on the Mortgaged Property and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to the Agent instead of to the Mortgagor and the Agent jointly. After deducting from said insurance proceeds any expenses incurred by it in the collection or handling of such proceeds, the Agent may apply the net proceeds, in its sole discretion, either toward restoring the Improvements or as a credit on any portion of the indebtedness secured hereby whether then matured or to mature in the future, or at the option of the Agent, such sums either wholly or in part may be paid over to the Mortgagor to be used to repair the Improvements or to construct new improvements in their place or for any other purpose or object satisfactory to the Agent without affecting the lien of the Mortgage for the full amount secured hereby before such payment took place. The Agent shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

        Section 1.5    Condemnation.    If all or any part of the Land or the Improvements shall be damaged or taken through condemnation (which term when used in this Mortgage shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, the entire indebtedness secured hereby shall at the option of the Agent become immediately due and payable. The Agent shall be entitled to all compensation, awards and other payments or relief thereof and is hereby authorized, at its option, to commence, appear in and prosecute in its own or the Mortgagor's name any action or proceeding relating to any condemnation. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by the Mortgagor to the Agent, which, after deducting therefrom all its expenses, including attorney's fees, may release any moneys so received by it without affecting the lien of this Mortgage or may apply the same in such manner as the Agent shall determine to the payment of the indebtedness secured hereby, and any balance of such moneys then remaining shall be paid to the Mortgagor. The Mortgagor agrees to execute such further assignments of any compensations, awards, damages, claims, rights of action and proceeds as the Agent may require.

        Section 1.16    Care of the Property. Inspection.

        (a)   The Mortgagor will preserve and maintain the Mortgaged Property in good condition and repair and will not commit or suffer any waste and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Mortgaged Property or any part thereof or which might invalidate any insurance carried on the Mortgaged Property.

        (b)   Except as otherwise provided herein, no buildings, fixtures, personal property or other part of the Mortgaged Property shall be removed, demolished or substantially altered without the prior written consent of the

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Agent. The Mortgagor may sell or otherwise dispose of, free from the lien of this Mortgage, furniture, furnishings, equipment, appliances, machinery, fixtures or appurtenances which are subject to the lien hereof and which may become worn out, undesirable, obsolete, disused or unnecessary for use in the operation of the Mortgaged Property, not exceeding in value at the time of disposition thereof Five Thousand Dollars ($5,000.00) for any single transaction, or a total of Twenty-Five Thousand Dollars ($25,000.00) in any one year, upon replacing the same by, or substituting for the same, other furniture, furnishings, equipment, appliances, machinery, fixtures or appurtenances not necessarily of the same character but of at least equal value to the Mortgagor and costing not less than the amount realized from the property sold or otherwise disposed of, and such replacement or substitute property shall forthwith become, without further action, subject to the lien of this Mortgage.

        (c)   If the Mortgaged Property or any part thereof is damaged by fire or any other cause, the Mortgagor will give immediate written notice of the same to the Agent.

        (d)   If all or any part of the Mortgaged Property shall be damaged by fire or other casualty, the Mortgagor will promptly restore the Mortgaged Property to the equivalent of its original condition, regardless of whether insurance proceeds exist, are made available or are sufficient. If any part of the Mortgaged Property shall be physically damaged through condemnation, the Mortgagor will promptly restore, repair or alter the remaining property in a manner satisfactory to the Agent.

        Section 1.17    Estoppel Affidavits.    Within ten (10) days after written request from the Agent, the Mortgagor shall furnish a written statement, duly acknowledged, setting forth the unpaid rent and other amounts due on the Lease and stating whether or not any offsets or defenses exist against such rent or amounts, specifying the nature of the same.

        Section 1.18    Environmental Matters.

        (a)   The Mortgagor represents and warrants that the Mortgagor as the tenant of the Mortgaged Property will fully comply with all applicable federal, state or local laws, ordinances and regulations governing or pertaining to the use, generation, manufacture, release, storage or disposal of hazardous, toxic or dangerous waste, substances or materials (herein collectively called "Hazardous Substances") defined as such in or for purposes of CERCLA and all other applicable federal, state or local laws, ordinances and regulations. The Mortgagor will adequately secure, protect and supervise the Mortgaged Property to prevent unregulated, unpermitted or illegal generation, manufacture, release, storage or disposal of any Hazardous Substance.

        (b)   The Mortgagor further agrees to indemnify the Agent from loss (including, without limitation, attorneys' fees) arising directly or indirectly by reason of the violation, whether past, present or future, of the foregoing warranties, representations and agreements and arising from the use, generation, manufacture, release, storage or disposal of any Hazardous Substance on the Mortgaged Property.

        (c)   The Agent shall have the right, without prior notice, to conduct an inspection of the Mortgaged Property for Hazardous Substances, including, without limitation, asbestos, at any time during the term of the Loan and in sufficient detail to permit the Agent to determine whether Hazardous Substances are present, in use or have been disposed of on the Mortgaged Property. The Mortgagor will pay or reimburse the Agent for all reasonable expenses incurred in connection with any environmental inspection of the Mortgaged Property and any such expenses will be additional indebtedness of the Mortgagor to the Agent secured by this Mortgage and will be payable on demand; provided, however, that Mortgagor's obligation to reimburse shall only be applicable as to one (1) inspection annually. The Agent is hereby empowered to enter and to authorize others to enter upon the Land or Improvements for the purpose of performing an environmental inspection, without thereby becoming liable to the Mortgagor or any party in possession holding under the Mortgagor.

        Section 1.19    Compliance with Lease.    Mortgagor will pay or cause to be paid all rent and other charges required under the Lease as and when the same are due and will promptly and faithfully observe, abide by, discharge and perform, or cause to be kept, observed, discharged and performed, all other terms, obligations, covenants, agreements, indemnities, representations, warranties or liabilities or the Lease on the part of the lessee thereunder to be kept, observed, discharged and performed, and will not without the express written consent of the Agent (i) in any manner, cancel terminate or surrender, or permit the cancellation, termination or surrender of the Lease, in whole or in part, (ii) modify, amend or permit any modification or amendment of any of the terms thereof or (iii) permit the subordination of its leasehold interest under the Lease to any mortgage other than this mortgage; and any attempt on the part of Mortgagor to do any of the foregoing without such written consent of the Agent shall constitute an immediate Event of Default hereunder.

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ARTICLE II

EVENTS OF DEFAULT AND REMEDIES

        Section 2.1    Events of Default.    The following shall be "Events of Default" hereunder, and the term "Event of Default" as used herein shall mean any one or more of the following events:

        (a)   The failure by the Mortgagor to make any payment required by the Guaranty or by the other Loan Documents or the failure to pay any other indebtedness secured hereby in each case after giving effect to any applicable notice, grace or cure period;

        (b)   The failure by the Mortgagor to perform any other covenant, condition or agreement contained in this Mortgage or in the other Loan Documents and the continuation of such failure for a period of fifteen (15) days after receipt of notice of such default (or with respect to the Loan Documents, any other applicable notice, grace or cure period);

        (c)   The termination or suspension by the Mortgagor of its business, or an attachment or judicial seizure of any substantial part of the Mortgagor's assets;

        (d)   The filing by the Mortgagor of a voluntary petition in bankruptcy or the Mortgagor's adjudication as a bankrupt or insolvent, or the filing by the Mortgagor of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the Mortgagor's seeking or consenting to or acquiescence in the appointment of any trustee, receiver or liquidator of the Mortgagor or Borrower or of all or any substantial part of the Mortgaged Property or of any or all of the Rents, or the making of any general assignment for the benefit of creditors or the admission in writing of its inability to pay its debts generally as they become due;

        (e)   The entry by a court of competent jurisdiction of an order, judgment or decree approving a petition filed against the Mortgagor or Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the date of entry thereof, or the appointment of any trustee, receiver or liquidator of the Mortgagor or Borrower or of all or any substantial part of the Mortgaged Property or of any or all of the Rents without the consent or acquiescence of the Mortgagor which appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive);

        (f)    The occurrence of a breach of or default or an Event of Default under, or the failure to perform or the violation of any term, covenant, agreement, condition, provision, representation or warranty contained in, any Loan Document (in each case subject to any applicable notice, grace or cure period);

        (g)   Any warranty, representation, disclosure or other statement made to the Agent by the Mortgagor or by any other party in any of the Loan Documents or in any loan application being false or misleading in any material respect at the time made;

        (h)   The occurrence of any other event which under the Guaranty or under any other Loan Document constitutes a default or an Event of Default by the Mortgagor or Borrower or other party to such Loan Document or gives the Agent the right to accelerate the maturity of all or any part of the indebtedness secured by this Mortgage;

        (i)    The declaration or determination by a court of competent jurisdiction that any term, condition, covenant or agreement contained in the Guaranty, this Mortgage, any of the other Loan Documents or any document evidencing or securing any indebtedness secured hereby is invalid or unenforceable and as a result of such declaration or determination, the rights of other Lenders under such agreements are adversely affected;

        (j)    The occurrence of a default by the Mortgagor in the payment of any indebtedness of the Mortgagor to any other party or a default by the Mortgagor under any loan or security agreement or under any material lease obligation with any other party which would be a Default under the Credit Agreement and the failure to cure any such default within fifteen (15) days after written notice to the Mortgagor from the Agent; or

        (k)   The entry of a final judgment against the Mortgagor which would be a Default under the Credit Agreement.

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        Section 2.2    Remedies.    Upon the occurrence of an Event of Default, the Agent may, at its continuing option, and without notice to or demand upon the Mortgagor:

        (a)   Declare all or any part of the indebtedness secured by this Mortgage and the interest accrued thereon to be due and payable immediately;

        (b)   Enter onto and take possession of the Mortgaged Property and manage and operate the same, all as more particularly provided hereafter;

        (c)   [Collect the Rents as more particularly provided hereinafter;]

        (d)   Cause all or any part of the Mortgaged Property to be sold under the power of sale granted by this Mortgage in any manner permitted by applicable law as more particularly provided hereinafter; or

        (e)   Exercise any other right or remedy granted hereunder or under any of the other Loan Documents or available at law or in equity.

        Section 2.3    Right of Agent to Enter and Take Possession.

        (a)   If an Event of Default shall have occurred, upon demand of the Agent the Mortgagor shall forthwith surrender to the Agent the actual possession of the Mortgaged Property, and if and to the extent permitted by law, the Agent may enter and take possession of all or any part of the Mortgaged Property and may exclude the Mortgagor and its agents and employees wholly therefrom.

        (b)   Upon every such entering upon or taking of possession, the Agent may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property, (ii) insure or keep the Mortgaged Property insured, (iii) manage and operate the Mortgaged Property and exercise all the rights and powers of the Mortgagor in its name or otherwise with respect to the same and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted the Agent, all as the Agent from time to time may determine to be to its best advantage, and the Agent may collect and receive all the Rents of such Mortgaged Property including those past due as well as those accruing thereafter.

        (c)   [The Agent may deduct from such Rents (i) all expenses of taking, holding, managing and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes), (ii) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements and purchases and acquisitions, (iii) the cost of such insurance, (iv) such taxes, assessments and other changes prior to the lien of this Mortgage as the Agent may determine to pay, (v) other proper charges upon the Mortgaged Property or any part thereof, and (vi) the reasonable compensation, expenses and disbursements of the attorneys and agent of the Agent. The Agent shall apply the remainder of the moneys so received to the payment of the indebtedness and obligations secured by this Mortgage, whether due or to become due, in whatever order and proportions the Agent elects in its absolute discretion and without regard to the adequacy of its security.]

        (d)   Whenever all such Events of Default have been cured and satisfied, the Agent may, at its option, surrender possession of the Mortgaged Property to the Mortgagor, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur.

        Section 2.4    Collection of Rents.    If an Event of Default shall have occurred, the Agent may collect the Rents itself or by an agent or receiver. No action taken by the Agent to collect any Rents will make the Agent a "mortgagee-in-possession" of the Mortgaged Property, and possession by a court-appointed receiver will not be considered possession by the Agent. All Rents collected by the Agent or a receiver will be applied first to pay all expenses of collection, and then to the payment of all costs of operation and management of the Mortgaged Property, and then to the payment of the indebtedness and obligations secured by this Mortgage in whatever order and proportions the Agent elects in its absolute discretion and without regard to the adequacy of its security.

        Section 2.5    Power of Sale.    If an Event of Default shall have occurred, the Agent may sell the Mortgaged Property at public outcry to the highest bidder for cash in front of the courthouse door in the county where the Land is located, either in person or by auctioneer, after having first given notice of the time, place and terms of sale, together with a description of the property to be sold, by publication once a week for three (3) successive weeks prior to said sale in some newspaper published in said county. Upon payment of the purchase money, the Agent or any person conducting the sale for the Agent is authorized to execute to the purchaser at said sale a deed to the property so purchased. The Agent may bid at said sale and purchase said property or any part thereof

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if the highest bidder therefor. At any foreclosure sale the Mortgaged Property may be offered for sale and sold as a whole without first offering it in any other manner or may be offered for sale and sold in any other manner the Agent may elect in its sole discretion.

        Section 2.6    Application of Sale Proceeds.    The proceeds of any sale under this Mortgage will be applied in the following manner:

          First, to the payment of the costs and expenses of the sale, including but not limited to the Agent's fees, legal fees and disbursements, title charges and transfer taxes, and payment of all expenses, liabilities and advances of the Agent, together with interest at the rate provided under the Note on all advances made by the Agent.

          Second, to the payment of all sums expended by the Agent under the terms of this Mortgage and not yet repaid, together with interest on such sums at the rate provided herein.

          Third, to the payment of the indebtedness and obligations secured by this Mortgage, whether due or to become due, in whatever order and proportions the Agent elects in its absolute discretion and without regard to the adequacy of its security.

          Fourth, to the remainder, if any, to the person or persons appearing of record to be the owner of the property sold.

        Section 2.7    Agent's Option on Foreclosure.    At the option of the Agent, this Mortgage may be foreclosed as provided by law or in equity, in either event a reasonable attorneys' fee shall, among other costs and expenses, be allowed and paid out of the proceeds of the sale. The Agent may, at its option, foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Property, and in the event the Agent exercises its option to foreclose the Mortgage in equity, the failure to make any such tenants parties defendants to any such foreclosure proceeding and to foreclose their rights will not be, nor be asserted to be by the Mortgagor, a defense to any proceedings instituted by the Agent to collect the sums secured hereby.

        Section 2.8    Receiver.

        (a)   If an Event of Default shall have occurred, the Agent, upon application to a court of competent jurisdiction, shall be entitled, without notice and without regard to the adequacy of any security for the indebtedness hereby secured or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Mortgaged Property and to collect the Rents.

        (b)   The Mortgagor will pay to the Agent upon demand all expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the provisions of this paragraph. All such expenses will be additional indebtedness of the Mortgagor to the Agent secured by this Mortgage, will bear interest at the after-maturity rate specified in the Guaranty and will be payable by the Mortgagor upon demand.

        Section 2.9    Waiver of Manner of Sale.    The Mortgagor waives all rights to direct the order or manner in which any of the Mortgaged Property will be sold in the event of any sale under this Mortgage, and also any right to have any of the Mortgaged Property marshalled upon any sale. The Agent may in its discretion sell any real and personal property together or in parts, in one or more sales, and in any sequence the Agent selects.

        Section 2.10    Suits to Protect the Mortgaged Property.    The Agent shall have power (a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property and in the Rents and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of the Agent.

ARTICLE III

GENERAL PROVISIONS

        Section 3.1    Waiver of Exemption.    The Mortgagor waives all rights of exemption pertaining to real or personal property as to any indebtedness secured by or that may be secured by this Mortgage, and the Mortgagor waives the benefit of any statute regulating the obtaining of a deficiency judgment or requiring that the value of the premises be set off against any part of the indebtedness secured hereby.

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        Section 3.2    Delay or Omission No Waiver.    No delay or omission of the Agent or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or acquiescence therein, and every right, power and remedy given by this Mortgage to the Agent may be exercised from time to time and as often as may be deemed expedient by the Agent.

        Section 3.3    No Waiver of One Default to Affect Another.

        (a)   No waiver of any Event of Default hereunder shall extend to or shall affect any subsequent or any other Event of Default or shall impair any rights, powers or remedies consequent thereto.

        (b)   If the Agent (i) grants forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment thereof, (iii) waives or does not exercise any right granted herein or in the Guaranty, (iv) releases any part of the Mortgaged Property from the lien of this Mortgage or otherwise changes any of the terms of the Guaranty or this Mortgage, (v) consents to the filing of any map, plat or replat of the Land, (vi) consents to the granting of any easement on the Land, (vii) makes or consents to any agreement subordinating the lien hereof, or (viii) enters into any agreement with the Mortgagor or any partner or stockholder thereof or any one or more of them changing any term of the Guaranty or the other Loan Documents or releasing any partner or stockholder of the Mortgagor or any security or respecting any matter whatsoever, then any such act or omission shall not release, discharge, modify, change or affect the original liability under the Guaranty, this Mortgage or otherwise of the Mortgagor or any subsequent purchaser of the Mortgaged Property or any part thereof, or any maker, co-signer, endorser, surety or guarantor, nor shall any such act or omission preclude the Agent from exercising any right, power or privilege herein granted or intended to be granted upon an Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by the Agent, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, the Agent, without notice to any party is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

        Section 3.4    Discontinuance of Proceedings.    Position of Parties Restored. In case the Agent shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case the Mortgagor and the Agent shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Agent shall continue as if no such proceeding has been taken.

        Section 3.5    Remedies Cumulative.    No right, power or remedy conferred upon or reserved to the Agent by this Mortgage is intended to be exclusive of any right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute. The Agent may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

        Section 3.6    Notices.    All notices given under this Mortgage must be in writing and will be effectively served by personal delivery or by certified United States mail, postage prepaid, to the Agent and the Mortgagor at the addresses appearing above. Such addresses may be changed by either party by written notice to the other party. The service of any notice of default or notice of sale under this Mortgage will be effective on the date of mailing.

        Section 3.7    Inspection.

        (a)   The Agent and its respective agents and representatives will have the right at any reasonable time to enter the Property and inspect all parts thereof. The Agent will also have the right to examine, copy and audit the books, records, accounting data and other documents of the Mortgagor relating to the Mortgaged Property.

        (b)   The Agent is under no duty to supervise or inspect the Mortgaged Property or the operation of the Mortgaged Property or to examine any books and records. Any inspection or examination by the Agent is for the sole purpose of protecting the Agent's security and preserving the Agent's rights under this Mortgage. No default of the Mortgagor will be waived by any inspection by the Agent.

        Section 3.8    Status and Authority.    (a) The Mortgagor warrants that (i) it is a limited liability company duly organized and validly existing, in good standing under the laws of the State of Delaware, (ii) it is duly qualified to do business and is in good standing in the State of Alabama, (iii) it has the power, authority and legal right to

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carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan Documents and (iv) the execution and delivery of the Loan Documents by Mortgagor and the performance and observance of the provisions thereof have been duly authorized by all necessary action.

        (b)   The Mortgagor agrees that so long as any of its obligations hereunder or under the Loan Documents remain unsatisfied, it will not dissolve or liquidate (in whole or in part) its existence and that it will maintain its existence and will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or partnership without the prior written consent of the Agent.

        Section 3.9    Joint and Several Liability.    If the Mortgagor consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of the Mortgagor.

        Section 3.10    Successors.    The terms of this Mortgage will bind and benefit the heirs, legal representatives, successors and assigns of the Mortgagor and the Agent.

        Section 3.11    Amendments.    This Mortgage may not be modified or amended except by a written agreement signed by the parties.

        Section 3.12    Applicable Law.    This Mortgage shall be governed by the laws of the State of Alabama.

        Section 3.13    Counterparts.    This Mortgage may be executed in counterparts, but all counterparts shall constitute but one and the same document.

        Section 3.14    Entire Agreement.    This Mortgage and the other Loan Documents constitute the entire agreement between the parties and supersede all prior agreements and understandings including, without limitation, any loan commitment letter from the Agent to the Mortgagor.

        Section 3.15    Severability.    The provisions of this Mortgage are severable, and the invalidity or unenforceability of any one or more provisions of this Mortgage will in no way affect any other provision.

        Section 3.16    Interpretation.    The term "Mortgagor" includes both the original Mortgagor and any subsequent owner or owners of any of the Mortgaged Property, and the term "Agent" includes the Agent individually and as agent for the Lenders party to the Credit Agreement, and also any future owner or holder, including pledgees, assignees and participants, of the Credit Agreement or any interest therein. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the paragraphs of this Mortgage are for convenience only and do not define or limit any terms or provisions.

        Section 3.17    Merger of Estates.    Mortgagor covenants and agrees that the fee title to the property demised by the Lease and the leasehold estate under the Lease shall not merge, but shall always remain separate and distinct, notwithstanding the union of said estates either in Mortgagor or a third party whether by purchase or otherwise. If Mortgagor acquires the fee title or any other estate, title or interest in and to the property demised in the Lease, the lien of this Mortgage shall, without further conveyance, simultaneously attach to, cover and be a lien upon such acquired estate, title or interest and the same shall thereupon be and become a part of the Mortgaged Property.

        Section 3.18    Termination.    This Agreement and the assignments and security interests created or granted by this Agreement shall create a continuing security interest in the Mortgaged Property and shall terminate upon Borrower's satisfaction and compliance with the Leverage/Fixed Charge Requirement (as provided and defined in the Credit Agreement). Upon written notice from Mortgagor following such satisfaction and compliance by the Borrower, the Agent shall reassign and deliver to the Mortgagor all Mortgaged Property and documents then in its custody or possession, and if requested by the Mortgagor, shall, at the cost and expense of the Mortgagor, execute and deliver to the Mortgagor for recording or filing in each office in which any assignment or financing statement relative to the Mortgagor or the agreement relating thereto or any part of the Mortgaged Property, shall have filed or recorded, a termination statement or release under applicable law (including, if relevant, the UCC) releasing the Agent's interest therein, and such other documents and instruments as the Agent may reasonably request all without recourse to or warranty whatsoever by the Agent and at the cost and expense of the Mortgagor.

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        IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage and Security Agreement to be executed by its duly authorized officers on the day and year first above written.

ENERGY ABSORPTION SYSTEMS (AL) LLC
By:	ENERGY ABSORPTION SYSTEMS INC., as Sole Managing Manager
/s/ DANIEL P. GOREY
Name:	Daniel P. Gorey
Title:	Vice President and Treasurer
THE NORTHERN TRUST COMPANY, as Agent for the Lenders
By:	/s/ RONALD MALLICOAT
Name:	Ronald Mallicoat
Title:	Senior Vice President

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STATE OF ILLINOIS	)
:
COUNTY OF COOK	)

        I, the undersigned, a Notary Public in and for said county in said state, hereby certify that Ronald Mallicoat, whose name as Senior Vice President of The Northern Trust Company, a banking association organized and existing under the laws of the State of Illinois, signed the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily on the day the same bears date for and as the act of said corporation.

        GIVEN under my hand and official seal of office, this 30th day of June, 2004.

[ NOTARIAL SEAL ]	/s/ LINDA FINLEY Notary Public
	My Commission Expires:	06/27/06
This instrument prepared by:
Edward F. Dobbins, Esq. Fischel & Kahn 190 South LaSalle Street Suite 2850 Chicago, Illinois 60603

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EXHIBIT A

Legal Description

PARCEL A:

        A parcel of real property situated in the Southeast Quarter (SE-1/4) of the Southeast Quarter (SE-1/4) of Section 32, Township 16 South, Range 4 East, in St. Clair County, Alabama, and more particularly described as follows: Commence at the Southeast corner of Section 32, Township 16 South, Range 4 East and run South 89° 49' 20" West along the South line of said Section 32 for a distance of 1331.53 feet to the Southwest corner of the Southeast Quarter (SE-1/4) of the Southeast Quarter (SE-1/4) of said Section 32; thence run North 01° 15' 20" East along the West line of said 1/4-1/4 Section for a distance of 404.52 feet to the point of beginning of the property herein described. From said point of beginning continue North 01° 15' 20" East along the West line of said 1/4-1/4 Section for a distance of 870.00 feet to the Northwest corner of said 1/4-1/4 Section; thence run North 89° 54' 10" East along the North line of said 1/4-1/4 Section for a distance of 750.00 feet; thence run South 01° 15' 20" West for a distance of 870.00 feet; thence run South 89° 54' 10" West for a distance of 750.00 feet to the point of beginning; said parcel of real property containing 15 acres, more or less.

PARCEL B:

        Commence at the Southeast corner of Section 32, Township 16 South, Range 4 East and run South 89° 49' 20" West along the section line for 1331.53 feet to the Southwest corner of the Southeast 1/4 of the Southeast 1/4 of said section, thence North 01° 15' 20" East along the 1/4 1/4 line for 967.20 feet to the point of beginning. Thence commence North 01° 15' 20" East along the 1/4 1/4 line for 307.32 feet to the Northwest corner of the Southeast 1/4 of the Southeast 1/4 of said section, thence North 88° 44' 40" West along the 1/4 1/4 line for 250.00 feet to the East right-of-way of a city street, thence South 01° 15' 20" West along said right-of-way for 307.32 feet, thence South 88° 44' 40" East for 250.00 feet to the point of beginning. The above being in and a part of the Southwest 1/4 of the Southeast 1/4 of Section 32, Township 16 South, Range 4 East located Pell City, St. Clair County, Alabama. The above contains 1.76 acres.

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PLEDGE AGREEMENT

Dated as of June 30, 2004

        This Pledge Agreement (as modified from time to time, the "Agreement") has been executed by QUIXOTE CORPORATION, organized under the laws of the State of Delaware, on its own behalf as debtor ("Debtor"), with an office at 35 East Wacker Drive, Chicago, Illinois, in favor of THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as secured party and as Agent for itself and the other Lenders party to that Credit Agreement, as defined herein (together with any successor, assign or subsequent holder, "Secured Party"), with a banking office at 50 South LaSalle Street, Chicago, Illinois 60675. Various capitalized terms used in this Agreement have the meanings set forth in the Section of this Agreement entitled "DEFINITIONS."

        WHEREAS, the Borrower and the Lenders entered into that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 (the "Credit Agreement"), pursuant to which Credit Agreement the Lenders have made, (i) Revolving Loans to the Borrower evidenced by certain Revolving Notes, dated as of May 16, 2003, in the maximum aggregate principal amount of Fifty Million Dollars and 00/100 ($50,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the "Revolving Notes") and (ii) Term Loans to the Borrower evidenced by certain Term Notes, dated as of May 16, 2003, in the aggregate principal amount of Twenty Million Dollars and 00/100 ($20,000,000), executed by the Borrower and made payable pro rata to the order of the Lenders (the "Term Notes");

        WHEREAS, Borrower is the owner of that certain $5,500,000 Variable/Fixed Rate Industrial Revenue Bond (Energy Absorption Systems Project) Series 1995 (the "Bond") issued by the Industrial Development Board of the City of Pell City ("Board") for the purposes of financing a portion of the costs of acquiring, constructing and equipping an expansion and certain improvements to an existing manufacturing facility (the equipment, personal property and land or which the facility is located in herein called the "Project");

        WHEREAS, the Secured Party has requested and the Debtor has agreed to pledge the Bond as collateral for the Borrower's Obligations under the Credit Agreement.

        In consideration of Secured Party's extension of the financial accommodations and continuation of existing financial accommodations to Debtor, pursuant to the terms of the Credit Agreement and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor agrees as follows:

        1.     DEFINITIONS.

        (a)   As used in this Agreement the following terms shall have the indicated meanings:

          "Collateral"—see Section entitled "PLEDGE."

          "Constituent Documents"—means the articles or certificate of incorporation, by-laws, partnership agreement, certificates of limited partnership, limited liability company operating agreement, limited liability company articles of organization, trust agreement, and all other documents and instruments pertaining to the formation and ongoing existence of any person or entity which is not an individual.

          "Credit Agreement" means the Credit Agreement, dated as of May 16, 2003, among the Debtor, the Secured Party and the Lenders party thereto, as amended by a First Amendment, dated as of December 9, 2003 and a Second Amendment, dated as of June 30, 2004.

          "Event of Default"—see Section entitled "EVENTS OF DEFAULT."

          "Guarantor" means any Subsidiary Guarantor, as defined in the Credit Agreement, any person, or any persons severally, who now or hereafter guarantees payment or collection of all or any part of the Liabilities or provides any collateral for the Liabilities.

          "Intermediary"—see Section entitled "PLEDGE."

          "Lender" shall mean the Secured Party for itself and any Lender, a party to and as defined in the Credit Agreement.

          "Liabilities"—see Section entitled "LIABILITIES."

          "Listed," as to a security, means traded domestically on any national securities exchange or in the NASDAQ market.

          The term "person" includes both individuals and organizations.

          "Prime Rate" means that floating rate of interest per year announced from time to time by Secured Party called its prime rate, which at any time may not be the lowest rate charged by Secured Party, computed for the actual number of days elapsed on the basis of a calendar year of 365 or 366 days. Changes in the rate of interest resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement of a change in the Prime Rate.

          "Related Document(s)" means any note, agreement, guaranty, security agreement or other document or instrument previously, now or hereafter delivered to Secured Party or any Lender in connection with the Liabilities, the Credit Agreement, any Subsidiary Guaranty or this Agreement. The term "related document," if not initial-capitalized, means a document related to another referenced document.

          "Related Party(ies)" means any Guarantor.

          The term "Secured Party" means the above-indicated Secured Party acting both for itself and as collateral agent for any Lender (see in particular the section hereof entitled "Liabilities").

          "Secured Party Affiliate" means Northern Trust Corporation or any direct or indirect subsidiary of Northern Trust Corporation (other than Secured Party itself).

          "Unmatured Event of Default" means any event or condition that would become an Event of Default with notice or the passage of time or both.

        (b)   As used in this Agreement, unless otherwise specified: the term "including" means "including without limitation"; the term "days" means "calendar days"; and terms such as "herein," "hereof" and words of similar import refer to this Agreement as a whole. References herein to partners of a partnership, joint venturers of a joint venture, or members of a limited liability company, mean, respectively, persons or entities owning or holding partnership interests, joint venture interests, or membership interests in such partnership, joint venture or limited liability company. Terms not defined herein, shall have the meaning assigned to that term in the Credit Agreement. Unless otherwise defined herein, all terms (including those not capitalized) that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code, as such Code may be amended from time to time. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to sections or provisions without reference to the document in which they are contained are references to this Agreement.

        2.     PLEDGE. Debtor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants toa Secured Party a continuing security interest in, for the benefit of Secured Party (as provided in the Section entitled "Liabilities"), the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the "Collateral"):

          (a)   The Variable/Fixed Rate Industrial Revenue Bond (Energy Absorption Systems Project) Series 1995, dated March    , 1995, No. R-1, in the original principal amount of $5,500,000 issued by the Industrial Development Board of the City of Pell City, a public corporation and instrumentality under the laws of the State of Alabama.

          (b)   With respect to any Collateral referred to herein:

            (i)    all stock and bond powers, certificates and instruments; and

            (ii)   all additions, replacements, substitutions, interest, cash and stock dividends, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time,

          (c)   With respect to the foregoing, all products and proceeds thereof, including insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

        3.     LIABILITIES.

        The Collateral shall secure the payment and performance of all obligations and liabilities of Debtor:

          (a)   to Secured Party and any Lender howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, joint, several or joint and several, including obligations under or with respect to future advances and letters of credit issued by Secured Party or any Lender for the account of or at the request of Debtor and all reimbursement obligations arising therefrom, including, without limitation, under the Credit Agreement and the Related Documents;

2

          (b)   to Secured Party under or in connection with: (i) any guaranty by Debtor of any obligations of any other person to Secured Party; and (ii) any reasonable expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party in connection with the enforcement or preservation of its rights hereunder or under any Related Document.

(any or all obligations and liabilities described in the foregoing portion of this Section, the "Liabilities"). This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding, subject to Section 18.

        4.     REPRESENTATIONS AND WARRANTIES.

          Debtor hereby represents and warrants to Secured Party that:

          (a)   Debtor's exact legal name is as set forth in the heading to this Agreement. If Debtor is an organization: Debtor's type of organization and jurisdiction of organization or formation, are as set forth in the preamble to this Agreement; and Debtor's place of business or, if Debtor has more than one place of business, Debtor's chief executive office is located at the address set forth above; and Debtor has never been organized or formed in any jurisdiction other than the jurisdiction set forth in the preamble to this Agreement. All Collateral currently is located in one of the fifty states of the United States of America. Further, except as and if specifically disclosed by Debtor to Secured Party IN WRITING prior to the execution of this Agreement, during the five (5) years and six months prior to the date of this Agreement:

            (A)  Debtor has not been known by any legal name different from the one set forth in the heading of this Agreement nor has Debtor been the subject of any merger, consolidation, or other corporate or organizational reorganization.

            (B)  Debtor's place of business or, if Debtor has more than one place of business, Debtor's chief executive office has been at Debtor's address set forth above, except that prior to                        , 2004 Debtor's chief executive office was located at One East Wacker Drive, Chicago, Illinois.

          (b)   Debtor and any Guarantor are validly existing and in good standing under the laws of their state of organization or formation, and are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Debtor. The execution, delivery and performance of this Agreement and all Related Documents are within Debtor's powers and have been authorized by all necessary action required by law and Debtor's Constituent Documents.

          (c)   The execution, delivery and performance of this Agreement and all Related Documents have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law, any Constituent Document or any agreement affecting Debtor or its property.

          (d)   There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Debtor or any Related Party since the date of the latest financial statements provided by or on behalf of Debtor or any Related Party to Secured Party.

          (e)   No financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

          (f)    Debtor is the lawful owner of and has rights in or power to transfer all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than any in favor of Secured Party, except liens for current taxes not delinquent.

          (g)   Debtor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all of its taxes, including any taxes shown on such returns or on any assessment received by it, to the extent that such taxes have become due.

          (h)   Except for federal and state securities laws generally applicable to the sale, transfer or redemption of securities, sale, transfer and redemption of the Collateral by Secured Party: (A) are not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Debtor, including any Constituent Document; and (B) require no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

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          (i)    Debtor is not an executive officer, director or other "affiliate" (as contemplated by Rules 144 and 145 of the Federal Securities and Exchange Commission) of any issuer of any Collateral.

          (j)    The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, and outstanding.

          (k)   (A) The execution, delivery and performance of this Agreement and all Related Documents are in Debtor's best interest in its current and future business operations and will materially benefit Debtor; and (B) Debtor has received adequate, fair and valuable consideration, and at least reasonably equivalent value, to enter into and perform this Agreement and all Related Documents.

          (l)    The request or application for any Liabilities by Debtor shall be a representation and warranty by Debtor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of such date; and (ii) Debtor's representations and warranties herein and in any Related Document are true and correct as of such date as though made on such date.

        5.     DEPOSITORIES; SUB-AGENTS AND NOMINEES.

        (a)   Without limiting any other provision hereof, Secured Party may at its option from time to time transfer, or cause any Intermediary to transfer, the Collateral into a "pledge position" at any depository now or hereafter holding the Collateral, and do or cause to be done, execute (or cause to be executed) such other documents, and take (or cause to be taken) such other actions as Secured Party may deem necessary or appropriate in connection therewith.

        (b)   Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of Secured Party or any nominee or nominees of Secured Party or a sub-agent appointed by Secured Party. In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

        (c)   For the better perfection of Secured Party's rights in and to the Collateral and to facilitate implementation of such rights, Debtor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party.

        (d)   Debtor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter given by Debtor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

        6.     VOTING & MISCELLANEOUS RIGHTS. Unless an Event of Default has occurred and is continuing, Debtor may exercise any and all rights (including voting rights) with respect to the Collateral, subject to the terms of this Agreement. If an Event of Default has occurred and is continuing, Secured Party (and only Secured Party) may exercise any and all such rights.

        7.     GENERAL COVENANTS. Debtor agrees that so long as this Agreement remains in effect, it will:

        (a)   NOTIFY SECURED PARTY IN WRITING AT LEAST SIXTY (60) DAYS IN ADVANCE OF:

          (i)    ANY CHANGE WHATSOEVER IN THE NAME OF DEBTOR;

          (ii)   THE STATE OR JURISDICTION IN WHICH DEBTOR IS ORGANIZED OR FORMED OR, IF DEBTOR IS AN INDIVIDUAL, IN WHICH DEBTOR'S PRINCIPAL RESIDENCE IS LOCATED;

          (iii)  ANY NEW NAMES UNDER WHICH DEBTOR INTENDS TO DO BUSINESS; OR

          (iv)  ANY NEW ADDRESSES AT OR FROM WHICH DEBTOR INTENDS TO DO BUSINESS OR TO KEEP COLLATERAL OF ANY KIND.

Debtor shall in any event keep all Collateral within one or more states of the United States of America.

        (b)   Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party as

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Collateral. NOTWITHSTANDING THE FOREGOING, UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, DEBTOR MAY CONTINUE TO RECEIVE AND RETAIN INTEREST AND REGULAR CASH DIVIDENDS ON THE COLLATERAL.

        (c)   Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral. Debtor agrees not to sign, file, or authenticate, or authorize or permit the signing, filing or authentication of, any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party, except tax liens, provided that such liens are removed before related taxes become delinquent.

        (d)   Sign, file, authenticate, and authorize the signing, filing and authenticating of, such financing statements and other documents (and pay the cost of filing and recording the same in all public offices deemed necessary by Secured Party), and do such other acts, as Secured Party may request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims, except tax liens, provided that such liens are removed before related taxes become delinquent.

        (e)   Keep at its address for notices set forth above its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession or control of Debtor pertaining to the Collateral.

        (f)    Subject to the terms of the Credit Agreement, provide to Secured Party from time to time such financial statements of and other information concerning the Collateral, Debtor, and any Related Party as Secured Party shall reasonably request.

        (g)   Except if and to the extent specifically permitted by this Agreement, not sell, transfer, lease, grant a license or option or similar right with respect to, or otherwise dispose of, or agree to dispose of, any Collateral.

        8.     EVENTS OF DEFAULT. The occurrence or continuance of any of the following shall constitute an "Event of Default":

          (a)   (i) failure to pay, when and as due, any principal payable hereunder or in connection with any of the Liabilities in each case after giving effect to any applicable notice, grace or cure period; (ii) failure to pay, when and as due, any interest or other amounts payable hereunder or in connection with any of the Liabilities in each case after giving effect to any applicable notice; or (iii) failure to comply with or perform any agreement or covenant of Debtor contained herein; or

          (b)   any default, event of default, or similar event shall occur or continue under the Credit Agreement or any Related Document, and shall continue beyond any applicable notice, grace or cure period set forth in such Related Document; or

          (c)   the Debtor or any Related Party shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (as defined in the Credit Agreement) beyond any period of grace provided with respect thereto, which individually or together with other such Indebtedness as to which any such failure exists has an aggregate outstanding principal amount in excess of $2,000,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness having such aggregate outstanding principal amount, beyond any period of grace, if any, provided with respect thereto, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that the Debtor offer to purchase such Indebtedness or other required repurchase of such Indebtedness; or

          (d)   any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Debtor or any Related Party to Secured Party is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified, in each case as amended by the information provided in any request or notice delivered by Debtor to Secured Party pursuant to Section 7.1 of the Credit Agreement; or

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          (e)   this Agreement or any Related Document, including any guaranty of or pledge of collateral security for the Liabilities, shall be repudiated or shall become unenforceable or incapable of performance in accord with its terms; or

          (f)    Debtor or any Related Party shall fail to maintain their existence in good standing in their state of organization or formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the assets, condition or prospects of Debtor or any Related Party; or

          (g)   Debtor or any Related Party shall dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason, or there shall be any change in any Constituent Document of Debtor from that in force on the date hereof which may have a material adverse impact on the ability of Debtor to repay the Liabilities; or

          (h)   any person or entity presently not in control of a Debtor or Related Party which is not a natural person shall obtain control directly or indirectly of such a Debtor or Related Party, whether by purchase or gift of stock or assets, by contract, or otherwise; or

          (i)    Debtor shall grant or any person (other than Secured Party) shall obtain a security interest in any of the Collateral, or shall file any financing statement purportedly covering any Collateral; Debtor or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a first-priority security interest in any of the Collateral or in any other assets constituting security for the Liabilities, enforceable in accord with this Agreement (as to the Collateral) or the related collateral documents (as to such other assets); or any notice of a federal tax lien against Debtor or any Related Party shall be filed with any public recorder; or

          (j)    (without limiting any other provision of this Agreement or any Related Document) there shall be any material loss or depreciation in the value of any of the Collateral for any reason, or Secured Party shall otherwise reasonably deem itself insecure with respect to the Collateral; or, unless expressly permitted by this Agreement or the Related Documents, all or any part of any of the Collateral or any direct, indirect, legal, equitable or beneficial interest therein is assigned, transferred or sold without Secured Party's prior written consent;

          (k)   An involuntary case shall be commenced against the Debtor or any Related Party and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Debtor or any Related Party, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or

          (l)    A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Debtor or any Related Party or over all or a substantial part of the property of the Debtor or any Related Party shall be entered; or an interim receiver, trustee or other custodian of the Debtor or any Related Party or of all or a substantial part of the property of the Debtor or any Related Party shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Debtor or any Related Party, shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance; or

          (m)  Debtor or any Related Party shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate action to authorize any of the foregoing.

9.
DEFAULT REMEDIES.

        (a)   Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in subsections (a)-(j) of the Section entitled "EVENTS OF DEFAULT," Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind; and (ii) upon the occurrence of any Event of Default specified in subsections (k)-(m) of the Section entitled "EVENTS OF DEFAULT," the Liabilities shall be immediately and automatically due and payable without action of any kind on the part of Secured Party. Upon the

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occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any Related Document or other document or instrument (including any Related Document evidencing Liabilities or pertaining to Collateral), and at law or in equity.

        (b)   If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in Illinois and any State in which any Collateral is located, Secured Party may, in its sole discretion:

          (i)    without being required to give any prior notice to Debtor apply the cash (if any) then held by it hereunder toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

          (ii)   if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate, provided, however, that Debtor shall be credited with proceeds thereof only when the proceeds are actually received in cash by Secured Party, and such sale shall be deemed commercially reasonable. Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Debtor. Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Secured Party has no obligation to marshal Collateral or to clean up or otherwise prepare Collateral for sale, and may specifically disclaim any warranties as to the Collateral, including those of title, merchantability, and fitness for a particular purpose. Secured Party may comply with any applicable local, state or federal law requirements in connection with a disposition of Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale of Collateral. Debtor grants to Secured Party the right to enter into or on any premises where Collateral may be located for the purposes of exercising any remedies upon the occurrence of an Event of Default. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral if it takes such action for that purpose as Debtor requests in writing, but failure to do so shall not be deemed a failure to exercise ordinary care; no failure of Secured Party to preserve or protect any right with respect to Collateral against prior parties, or to do any act with respect to preservation of Collateral not so requested by Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of Collateral. To the extent that notice of sale shall be required to be given by law, Secured Party shall give Debtor at least ten days' written notice of any such public sale or the date after which any such private sale or sales will be held. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction. Except as and if otherwise required by law, any proceeds of the Collateral sold or disposed of pursuant hereto shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion. Any balance remaining shall be returned to Debtor.

        (c)   Secured Party may, by written notice to Debtor, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Secured Party and Debtor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or

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the exercise of any other right, power or privilege. The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law.

        (d)   As to any Liabilities owed to any Lender, Secured Party shall act as collateral agent for such Lender and shall take or refrain from taking action, and shall distribute proceeds of Collateral and other amounts recovered hereunder or under any Related Document, between such Lender and Secured Party as they shall from time to time agree. Except as and if required by law Debtor shall have no obligation or right whatsoever to inquire into any agreements or arrangements between Secured Party and any Lender as to Secured Party's acting as collateral agent for any Lender.

        10.   RIGHTS OF SECURED PARTY. Without limiting any other rights Secured Party has under the law, Secured Party may, from time to time, at its option (but shall have no duty to):

          (a)   perform any agreement of Debtor hereunder that Debtor shall have failed to perform;

          (b)   take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party's interest therein and the carrying out of this Agreement, including: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) the discharge or keeping current of any obligation of Debtor having effect on the Collateral; (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Debtor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and giving full discharge for the same; and (v) causing any person or entity having possession of any Collateral to acknowledge that such person or entity holds such Collateral for the benefit of Secured Party; and

          (c)   sign, file, authenticate, and authorize the signing, filing and authentication of, such financing statements and other documents respecting any right of Secured Party in the Collateral, in any and all jurisdictions as Secured Party shall determine in its discretion.

Debtor hereby appoints Secured Party as Debtor's attorney in fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Debtor in accordance with this Section. Debtor will reimburse Secured Party for all reasonable expenses so incurred by Secured Party within 10 business days of receipt of a written request for reimbursement. Amounts unpaid by Debtor after such 10 business day period shall bear interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate until paid.

        11.   WAIVER OF DEFENSES. Debtor irrevocably waives presentment, protest, notice of intent to accelerate, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon, and all other demands and notices of any kind in connection with this Agreement or the Liabilities.

        12.   SECURED PARTY MAY ALSO BE INTERMEDIARY OR TRUSTEE. Debtor hereby irrevocably waives, releases and forever relinquishes any claim or right of any nature whatsoever based upon the fact that Intermediary or a trustee of any Debtor or Guarantor which is a trust is or may be Secured Party itself or a Secured Party Affiliate, and hereby irrevocably consents to any such circumstance. The rights and powers of Secured Party shall not in any way be restricted by reason of any such present or future circumstance.

        13.   FURTHER ASSURANCES. Debtor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

        14.   INVESTMENT DECISIONS. Debtor agrees that, except for a duty of good faith, Secured Party shall have no duty to Debtor with regard to decisions which Secured Party may make with regard to purchasing, holding or selling Collateral while the same shall be under Secured Party's control.

        15.   NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made five business days after a record has been deposited in the mail, postage prepaid, or one business day after a record has been deposited with a recognized overnight courier, charges prepaid or to be billed to the sender, or on the day of delivery if delivered manually with receipt acknowledged, in each case addressed or delivered if to Secured Party to its banking office indicated above (Attention: Banking) and if to

8

Debtor to its address set forth above, or to such other address as may be hereafter designated in writing by the respective parties hereto by a notice in accord with this Section.

        16.   MISCELLANEOUS. This Agreement, the Related Documents, and any document or instrument executed in connection herewith or therewith, unless in each case otherwise specifically provided therein: (i) shall be governed by and construed in accordance with the internal law of the State of Illinois, except to the extent if any that the Uniform Commercial Code of the State of Illinois provides for the application of the law of a different State; and (ii) shall be deemed to have been executed in the State of Illinois. This Agreement shall bind Debtor, its(his)(her) heirs, trustees (including successor and replacement trustees), executors, personal representatives, successors and assigns, as well as all persons and entities who become bound as a debtor to this Agreement, and shall inure to the benefit of Secured Party, its successors and assigns, except that neither Debtor nor any person or entity who or which becomes bound as a debtor hereto may transfer or assign any rights or obligations hereunder without the prior written consent of Secured Party. Debtor agrees to pay upon written demand all reasonable expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder, under any Related Document, or under any document or instrument executed in connection herewith or therewith. If there shall be more than one person or entity constituting Debtor, each of them shall be primarily, jointly and severally liable for all obligations hereunder. This Agreement may be executed in two or more counterparts, and (if there is more than one party) by each party on separate counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        17.   WAIVER OF JURY TRIAL, ETC. DEBTOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY IRREVOCABLY AGREE THAT ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITES WITHIN OR JURISDICTION OVER THE STATE OF ILLINOIS AND THE COUNTY IN SUCH STATE WHERE THE ABOVE-INDICATED OFFICE OF SECURED PARTY IS LOCATED. DEBTOR AND (BY ITS ACCEPTANCE HEREOF AS PROVIDED BELOW) SECURED PARTY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY AND STATE, AND HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NO PARTY HERETO MAY SEEK OR RECOVER PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY PROCEEDING BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT.

        18.    Termination.    This Agreement and the assignments, pledges and security interests created or granted by this Agreement shall create a continuing security interest in the Collateral and shall terminate upon Debtor's satisfaction and compliance with the Leverage/Fixed Charge Requirement (as provided and defined in the Credit Agreement). Upon written notice from Debtor following such satisfaction and compliance, the Secured Party shall reassign and deliver to the Debtor all Collateral and documents then in custody or possession, and if requested by the Debtor, shall, at the cost and expense of the Debtor, execute and deliver to the Debtor for recording or filing in each office in which any assignment or financing statement relative to the Debtor or the agreement relating thereto or any part of the Collateral, shall have been filed or recorded, a termination statement or release under applicable law (including, if relevant, the UCC) releasing the Secured Party's interest therein, and such other documents and instruments as the Debtor may reasonably request all without recourse to or warranty whatsoever by the Secured Party and at the cost and expense of the Debtor.

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        IN WITNESS HEREOF, the parties hereto have executed this Pledge Agreement as of the date first above written.

QUIXOTE CORPORATION
By:	/s/ DANIEL P. GOREY
Name:	Daniel P. Gorey
Title:	Vice President, Chief Financial Officer & Treasurer
ACCEPTED:
THE NORTHERN TRUST COMPANY, for itself and as Agent on behalf of Lenders
By:	/s/ RON MALLICOAT
Name:	Ron Mallicoat
Title:	Senior Vice President

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EXHIBIT A TO
PLEDGE AGREEMENT EXECUTED BY QUIXOTE CORPORATION ("Debtor")
IN FAVOR OF THE NORTHERN TRUST COMPANY ("Secured Party")

THIS EXHIBIT A CONSISTS OF 1 PAGE

LISTING OF PLEDGED SECURITIES

        The $5,500,000 Variable/Fixed Rate Industrial Revenue Bond (Energy Absorption Systems Project) Series 1995, dated March    , 1995, No. R-1, issued by The Industrial Development Board of the City of Pell City.

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COLLATERAL ASSIGNMENT OF
RIGHTS UNDER PARENT GUARANTY

        THIS COLLATERAL ASSIGNMENT OF RIGHTS UNDER PARENT GUARANTY, dated as of June 30, 2004, is made by QUIXOTE CORPORATION, a Delaware corporation, with its chief executive office at 35 East Wacker Drive, Chicago, Illinois 60601 ("Assignor"), in favor of THE NORTHERN TRUST COMPANY, as Agent for the Lenders as defined herein, having an office at 50 South LaSalle Street, Chicago, Illinois 60675 ("Assignee") (this Collateral Assignment is herein called the "Assignment").

RECITALS:

        A.    The Assignor and the Lenders entered into that certain Credit Agreement, dated as of May 16, 2003, as amended by a First Amendment, dated as of December 9, 2003 (the "Credit Agreement"), pursuant to which Credit Agreement the Lenders have made, (i) Revolving Loans to the Assignor evidenced by certain Revolving Notes, dated as of May 16, 2003, in the maximum aggregate principal amount of Fifty Million Dollars and 00/100 ($50,000,000), executed by the Assignor and made payable pro rata to the order of the Lenders and (ii) Term Loans to the Assignor evidenced by certain Term Notes, dated as of May 16, 2003, in the aggregate principal amount of Twenty Million Dollars and 00/100 ($20,000,000), executed by the Assignor and made payable pro rata to the order of the Lenders.

        B.    In connection with the Credit Agreement, the Subsidiary Guarantors, as defined in the Credit Agreement, executed and delivered to the Assignee, as a condition to the Credit Agreement, that certain Subsidiary Guaranty, dated as of May 16, 2003, in favor of the Administrative Agent for the ratable benefit of the Lenders (the "Subsidiary Guaranty").

        C.    Assignor is the owner of that certain $5,500,000 Variable/Fixed Rate Industrial Revenue Bond (Energy Absorption Systems Project) Series 1995 (the "Bond") issued by the Industrial Development Board of the City of Pell City ("Board") for the purposes of financing a portion of the costs of acquiring, constructing and equipping an expansion and certain improvements to an existing manufacturing facility (the equipment, personal property and land or which the facility is located in Alabama, herein called the "Project").

        D.    Energy Absorption Systems (AL) LLC ("Energy Absorption LLC"), a Guarantor and Subsidiary of Borrower is a party to that Assignment and Assumption of Lease Agreement, dated December 31, 2002, between Energy Absorption Systems, Inc. and Energy Absorption LLC (the "Assignment") and pursuant to the terms of that Assignment, Energy Absorption LLC thereby became a party to and lessee under that certain Supplemental Lease Agreement, dated March 1, 1995 between the Board and Energy Absorption Systems Inc. (the "Lease").

        WHEREAS, pursuant to the terms of the Guaranty Agreement, dated as of March 1, 1995 (the "Parent Guaranty"), Assignor has guaranteed in favor of the Trustee, for the benefit of the Bondholder, all of the Obligations of Energy Absorption LLC under the Lease.

        NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignor agrees as follows:

          1.    Assignment.    To secure Assignor's Liabilities under and as defined in the Credit Agreement, and any other obligations of Assignor under this Assignment (collectively, the "Liabilities"), Assignor hereby assigns to Assignee, and grants to Assignee a security interest in all of the following property whether now existing or hereafter acquired: (i) any and all of Assignor's rights under the Parent Guaranty, including, without limitation, its subrogation rights under Section 3.7 of such Parent Guaranty, (ii) any collateral now in existence or hereafter granted to Assignor to secure the present or future obligations of Energy Absorption LLC to Assignor under the Parent Guaranty, including without limitation, any other documents, instruments and agreements entered into by and between Assignor and Energy Absorption LLC insofar as they relate to the transactions contemplated by the Parent Guaranty (the "Other Agreements") and (iii) any proceeds of any of the foregoing (collectively referred to as the "Collateral"). Assignor grants to Assignee exclusive and full power and authority, from and during the period when a Default (as defined in the Credit Agreement) has occurred and is continuing, to act in Assignor's name, place and stead under the Parent Guaranty and with respect to the Collateral, and to perform all acts, and exercise all rights and remedies, which Assignor could perform and exercise thereunder, and hereby irrevocably appoints Assignee as Assignor's true and lawful attorney, with full power of substitution, for the sole use and benefit of Assignee, to perform such acts and exercise such rights and remedies. All rights and remedies referred to above shall be cumulative and non-exclusive.

          2.    Representations and Warranties.    Assignor hereby represents and warrants to Assignee that:

          (a)   The Parent Guaranty has been delivered to Assignee and is in full force and effect;

          (b)   Assignor has not received notice of, and is not otherwise aware of, any default under the Parent Guaranty or a default under the Lease and Other Agreements;

          (c)   Except as provided pursuant to this Assignment, Assignor has not assigned or pledged the Parent Guaranty or the Other Agreements or any interest therein;

          (d)   The Parent Guaranty and the Other Agreements are enforceable in accordance with their terms and all applicable laws.

          3.    Duties.    Assignor agrees that it will not assign or pledge any interest in the Parent Guaranty or agree to any amendment or modification to the Parent Guaranty without the prior written consent of Assignee. Assignor hereby covenants and agrees to promptly send to Assignee copies of all notices and communications which it receives with respect to the Parent Guaranty. Assignor further agrees to promptly perform its obligations under the Parent Guaranty. In the event Assignor fails to pay or perform any obligation arising under the Parent Guaranty, Assignee may, but need not, pay or perform such obligations at the expense and for the account of Assignor and all reasonable funds expended for such purposes shall be secured hereby and Assignor shall reimburse Assignee therefor within 10 business days of written demand for reimbursement. Amounts unpaid by Assignor after such 10 business day period shall bear interest thereon at a rate per year equal to two percent (2%) in addition to the Prime Rate (as defined in the Credit Agreement) until paid.

          4.    Notices.    All notices under this Assignment shall be in writing and shall be delivered pursuant to the terms of the Agreement. Any requirement of the applicable Uniform Commercial Code for reasonable notification shall be met by the giving of such notice at least five (5) days prior to the event for which such notification is required.

          5.    Disclaimer.    This Assignment constitutes an assignment of the rights of Assignor with respect to the Parent Guaranty only and not an assignment or delegation of any duties or obligations of Assignor with respect thereto and by its acceptance hereof Assignee does not undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any such duties or responsibilities. Assignor does hereby agree to indemnify and hold Assignee harmless from and against any and all liabilities, costs, damages and expenses incurred by Assignee in connection with this Assignment unless such liability, cost, damage or expense results from the gross negligence or willful misconduct of Assignee.

          6.    Remedies.    Assignee shall have all the rights and remedies of a secured party under the applicable Uniform Commercial Code in addition to any other rights or remedies it may have hereunder or under the Agreement. Without limiting Assignee's rights and remedies, Assignor hereby irrevocably authorizes and empowers Assignee, at any time, in Assignor's name or in Assignee's name, to demand, collect, receive, setoff against, sue for and give acquittance for any and all monies and claims for monies hereby assigned and to exercise any and all rights and privileges and receive all benefits accorded the Parent Guaranty and to execute and endorse the Parent Guaranty or other required instruments or to take any action deemed necessary or appropriate to protect Assignee's rights hereunder. All rights and remedies referred to herein shall be cumulative and non-exclusive.

          7.    Binding Effect.    The satisfaction or discharge of any part of the Liabilities shall not in any way satisfy or discharge this Assignment, but this Assignment shall remain in full force and effect until the date upon which the Liabilities are paid and satisfied in full subject to Section 14 below. This Assignment shall be binding upon Assignor and its successors and assigns and shall inure to the benefit of Assignee and its successors and assigns.

          8.    Severability.    All provisions hereof are severable and the invalidity or unenforceability of any of such provisions shall in no manner affect or impair the validity and enforceability of the remaining provisions hereof.

          9.    Headings.    The headings of these paragraphs and subdivisions of this Assignment are for convenience only, are not considered a part hereof, and shall not limit, expand or otherwise affect any of the terms hereof.

          10.    GOVERNING LAW.    THIS ASSIGNMENT SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

          11.    VENUE.    ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT OR THE COLLATERAL

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  SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. THE ASSIGNOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE.

          12.    Survival of Representations.    All of the representations and warranties of Assignor contained in this Assignment shall survive the execution and delivery of this Assignment and shall be remade on the date of each borrowing by Assignor from Assignee.

          13.    Waiver of Acceptance.    Assignor hereby waives acceptance of this Assignment by Assignee.

          14.    Termination.    This Assignment and the assignments, pledges and security interests created or granted by this Assignment shall create a continuing security interest in the Collateral and shall terminate upon Assignor's satisfaction and compliance with the Leverage/Fixed Charge Requirement (as provided and defined in the Credit Agreement). Upon written notice from Assignor following such satisfaction and compliance, the Assignee shall reassign and deliver to the Assignor all Collateral and documents then in its custody or possession, and if requested by the Assignor, shall, at the cost and expense of the Assignor, execute and deliver to the Assignor for recording or filing in each office in which any assignment or financing statement relative to the Assignor or the agreement relating thereto or any part of the Collateral, shall have been filed or recorded, a termination statement or release under applicable law (including, if relevant, the UCC) releasing the Assignee's interest therein, and such other documents and instruments as the Assignor may reasonably request all without recourse to or warranty whatsoever by the Assignee and at the cost and expense of the Assignor.

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        IN WITNESS HEREOF, Assignor has executed this Collateral Assignment as of the date first written above.

QUIXOTE CORPORATION
By:	/s/ LESLIE J. JEZUIT
Name:	Leslie J. Jezuit
Title:	President, Chief Executive Officer & Chairman

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SECOND AMENDMENT TO CREDIT AGREEMENT AND REAFFIRMATION OF SUBSIDIARY GUARANTY